EXHIBIT 10.18


                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT

                                      AMONG

                          SPAR PERFORMANCE GROUP, INC.

                           PERFORMANCE HOLDINGS, INC.

                                       and

                         SPAR INCENTIVE MARKETING, INC.


                                                     DATED AS OF:  June 30, 2002


SPAR ESOP Revolving Credit Agreement

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                                Table of Contents

Provision                         Heading                                   Page

SPAR ESOP Revolving Credit Agreement   -i-                   NYC Doc. No. 808896

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Exhibit A           Form of Revolving Promissory Note
Exhibit B           [INTENTIONALLY OMITTED]
Exhibit C           Addresses for Notices and Service
Exhibit D           Schedule of Targeted Adjusted Cash Flows
Exhibit E           Form of Financial Covenants Compliance Certificate
Schedule 1.01       Material Adverse Effect
Schedule 3.03       Certain Required Consents, Etc.
Schedule 3.05       Certain Conflicts, Etc.
Schedule 3.06       Litigation
Schedule 3.08(b)    Certain Existing Defaults and Adverse Agreements
Schedule 3.10(a)    Existing Indebtedness
Schedule 3.10(b)    Existing Guaranties and other Credit Support
Schedule 3.10(c)    Existing ERISA Plans
Schedule 3.11       Existing Subsidiaries, Partnerships, Ventures and Other
                    Investments
Schedule 3.12(b)    Existing Liens and Encumbrances
Schedule 3.12(d)    Insurance Policies
Schedule 3.12(e)    Other Locations of Collateral
Schedule 3.12(f)    Existing Employee Contracts and Arrangements
Schedule 3.12(g)    Certain General Intangibles
Schedule 3.14(a)    Machinery, Equipment and other Fixed Assets
Schedule 3.14(b)    Real Estate Leases
Schedule 3.14(c)    Real Estate Owned
Schedule 3.14(d)    Equipment and other Personal Property Leases
Schedule 3.15       Intellectual Properties
Schedule 3.17       Pledged Securities
Schedule 3.19       Loan Party Securities
Schedule 6.11(b)    Permitted Bonuses



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                                  INTRODUCTION

        THIS REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT, dated as of June 30, 2002, is by and among SPAR PERFORMANCE GROUP, INC., a Delaware corporation currently having an address at 2245 Keller Way, Carrollton, Texas 75006 (the "Borrower"), PERFORMANCE HOLDINGS, INC., a Delaware corporation currently having an address at 2245 Keller Way, Carrollton, Texas 75006 ("Holdings"), and SPAR INCENTIVE MARKETING, INC., a Delaware corporation currently having an address at 580 White Plains Road, Tarrytown, New York 10591 (the "Lender").

                                    RECITALS

        Holdings has entered into the Stock Purchase Agreement and other Stock Purchase Documents (as "Stock Purchase Agreement", "Stock Purchase Documents" and the other terms, words and phrases used in these Recitals are defined in
Article I hereof) in order purchase all of the outstanding SPG Stock from the Lender pursuant to the Stock Purchase Documents for the benefit of the Borrower's and Holdings' employees as further provided in the ESOP Related Documents. Holdings has entered into the Term Loan Agreement in order to fund such purchase of the SPG Stock.

        The Borrower and Holdings have requested that the Lender establish, and the Lender desires to establish, a revolving line of credit under which advances may be requested from time to time from the Lender in an amount not to exceed the Line of Credit through the Overadvance Conversion Date, and thereafter the lesser of the then applicable Borrowing Base or the Line of Credit, the proceeds of which will be used to fund the refinancing of the Borrower's share of the existing Senior Loans and from time to time to finance the working capital needs of the Borrower. All Advances will be subject to (among other things) the sole and absolute discretion of the Lender and the availability of corresponding advances under the Senior Loan Agreement.

        The Borrower has agreed to collateralize these Loans with all of its assets and properties. In order to further induce the Lender to make those Loans and enter into this Agreement, (a) the Borrower has agreed to guaranty the Senior Loan Obligations and to secure those obligations with a pledge of all of its assets and properties, and (b) Holdings has agreed to guaranty (i) the Obligations pursuant to its guaranty contained in this Agreement, and (ii) the Senior Loan Obligations pursuant to the Senior Loan Guaranty, which each will be secured by a pledge of all of Holdings' assets and properties.

        Immediately following the closings contemplated in this Agreement and the Stock Purchase Agreement, Holdings will established the ESOP Trust pursuant to the ESOP Related Documents), will issue and contribute 1,000,000 shares of its common stock to for the benefit of the employees of the Borrower and Holdings as further provided in the ESOP Related Documents, and will repurchase all of its shares of common stock not owned by the ESOP Trust.

        Accordingly, the Borrower, Holdings and the Lender have entered into this Agreement in order to provide for (among other things) the making and repayment of the Loans, Holdings' guaranty of the Obligations, the collateralization of the Obligations of the Borrower and Guarantor and the documentation of the various representations of and agreements with the Borrower, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

        In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the Borrower), the parties hereto hereby agree as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

        Section 1.01. Certain Defined Terms. As used in this Agreement, the following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them below:

        "Accounts Receivable" shall mean all of the referenced Person's accounts (as defined in the UCC) and other rights to receive payments for any inventory, goods or other products, assets or properties sold,


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SPAR ESOP Revolving Credit Agreement
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leased or otherwise disposed of or for services rendered,  whether or not earned by performance, recognized by the referenced Person or recorded on its books and records, and irrespective of whether any may not be characterized as or constitute an account (as defined in the UCC) or may be characterized as or also constitute a chattel paper, chose-in-action, contract right, general intangible, instrument, invoice, letter of credit right, note, payment intangible or other collateral type in any document, by any Person or under any Applicable Law, in each case whether now existing or hereafter acquired, created, executed, modified or otherwise existing (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "Adjusted Capital Expenditures" of Holdings and its subsidiaries for any referenced Computation Period shall mean the aggregate capital expenditures of Holdings and its subsidiaries for such Computation Period, each as determined in accordance with GAAP consistently applied.

        "Adjusted Cash Flow" shall mean, as at any date of determination, Adjusted EBITDA for the Computation Period ending at such date, plus (a) the sum of all extraordinary gains and ESOP contributions deducted during the Computation Period ending at such date, minus (b) the sum of all (i) cash interest payments on all Indebtedness, (ii) permitted capital expenditures (iii) actual ESOP contributions, but not more than the ESOP Maximum Contribution, and
(iv) principal payments on the Term Loans made during the Computation Period ending at such date.

        "Adjusted Current Assets" shall mean, as at any date of determination, the current assets of Holdings and its subsidiaries at such date, each as determined in accordance with GAAP consistently applied.

        "Adjusted Current Liabilities" shall mean, as at any date of determination, the current liabilities of Holdings and its subsidiaries at such date as determined in accordance with GAAP consistently applied, including (without limitation) the current portion of all Adjusted Debt of Holdings and its subsidiaries at such date.

        "Adjusted Debt" shall mean, as at any date of determination, the sum of the aggregate amount of all Indebtedness and Credit Support of Holdings and its subsidiaries at such date determined in accordance with the definitions thereof, which Indebtedness shall include the unadvanced amount of all letters of credit as if fully advanced at such date, and which Credit Support shall equal the amount of the Indebtedness thereby supported (including the unadvanced amount of all letters of credit as if fully advanced) at such date, in each case irrespective of any other treatment under GAAP.

        "Adjusted   Debt  Service   Ratio"  shall  mean,   as  at  any  date  of
determination, the ratio of (a) the Adjusted EBITDA of Holdings and its subsidiaries for the Computation Period ending at such date, to (b) the Adjusted Debt Service and Adjusted Lease Service of Holdings and its subsidiaries for the Computation Period ending at such date.

        "Adjusted Debt Service" shall mean, as at any date of determination, the sum of all payments of principal and interest on Indebtedness of Holdings and its subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to any and all commitments, lines of credit, banker's acceptances, letters of credit, and interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreements or arrangements, and the interest and principal components of capitalized leases) paid or payable during the Computation Period ending at such date.

        "Adjusted Debt to EBITDA Ratio" shall mean, as at any date of determination, the ratio of (a) the Adjusted Debt of Holdings and its subsidiaries at such date, to (b) the Adjusted EBITDA of Holdings and its subsidiaries at such date.

        "Adjusted Debt to Equity Ratio" shall mean, as at any date of determination, the ratio of (a) the Adjusted Debt of Holdings and its subsidiaries at such date, to (b) the Adjusted Net Worth of Holdings and its subsidiaries at such date.

        "Adjusted EBITDA" of Holdings and its subsidiaries for any referenced Computation Period shall mean the aggregate earnings of Holdings and its subsidiaries before interest, income and franchise taxes, amortization and depreciation for such Computation Period, excluding extraordinary items, each as determined in accordance with GAAP consistently applied.

        "Adjusted Lease Service" shall mean, as at any date of determination, the sum of all rent, additional rent and other amounts on each lease of Real Estate or Equipment or other personal property by Holdings and its subsidiaries (including, without limitation, all assessments, commissions and fees) paid or payable during the Computation Period ending at such date.


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        "Adjusted  Leverage Ratio" shall mean, as at any date of  determination, the ratio of (a) the Adjusted Liabilities of Holdings and its subsidiaries at such date, to (b) the Adjusted Net Worth of Holdings and its subsidiaries at such date.

        "Adjusted Liabilities" shall mean, as at any date of determination, the sum of (i) the aggregate amount of all Adjusted Debt of Holdings and its subsidiaries at such date, and (ii) the aggregate amount of all other liabilities of Holdings and its subsidiaries at such date, each as determined in accordance with GAAP consistently applied, except that Adjusted Debt shall be determined in accordance with the definition thereof.

        "Adjusted Net Worth" shall mean, as at any date of determination, (a) the aggregate book value of all assets and properties of Holdings and its subsidiaries at such date, minus the Adjusted Liabilities of Holdings and its subsidiaries at such date, each as determined in accordance with GAAP consistently applied, except that Adjusted Liabilities shall be determined in accordance with the definition thereof.

        "Adjusted Quick Assets" shall mean, as at any date of determination, the quick assets (consisting of cash, marketable securities and Accounts Receivable) of Holdings and its subsidiaries at such date, each as determined in accordance with GAAP consistently applied.

        "Adjusted Quick Ratio" shall mean, as at any date of determination, the ratio of (a) the Adjusted Current Assets of Holdings and its subsidiaries at such date, to (b) the Adjusted Current Liabilities of Holdings and its subsidiaries at such date (excluding from current liabilities for this purpose the current portion of long term Adjusted Debt).

        "Advance" shall have the meaning assigned to it in Section 2.01(b) hereof.

        "Advance Date" shall mean either (i) the date duly requested by the Borrower under Section 2.01(b) for a particular Advance, or such later date as may be proposed by the Lender, or (ii) the actual date of the Advance if made, as applicable.

        "Affiliate" of a referenced Person shall mean (a) any other Person controlling, controlled by or under common control with such referenced Person,
(b) any other Person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights or of the interest in the capital, distributions or profits of the referenced Person, provided that the Lender shall not under any circumstance be deemed an Affiliate of the Borrower or any of its subsidiaries as a result of any securities pledge or otherwise,
(c) any other Person operating the business or substantially all of the property of the referenced Person, or vice versa, or (d) any director, officer, manager or other executive of or partner, member or joint venturer in the referenced Person or such other Person. If the referenced Person is an individual, then the term "Affiliate" also shall include members of the immediate family (including parents, spouse and children) of such individual and any "Affiliate" of one or more of those family members. The terms "control", "controlling", "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.

        "Agreement" shall mean this Revolving Credit, Guaranty and Security Agreement, together with all schedules and exhibits hereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein.

        "Alternate Base Rate" shall mean a fluctuating annual rate of interest in effect from time to time that for any day shall be equal to the highest of:

   (i) the rate of interest then applicable to the Term Loans under the Term Loan Agreement, provided, however, that if the Overadvance Amount selected by the Borrower pursuant to Section 2.02 hereof is zero, then after the Overadvance Conversion Date such rate shall be equal to the rate of interest then applicable to the Term Loans under the Term Loan Agreement minus four percent (4.00%) per annum; and

   (ii) the prime commercial lending rate for such day as announced in the Wall Street Journal for such day plus four percent (4.00%) per annum.

        "Applicable Law" shall mean any applicable law, including (without limitation) any: (a) federal, state, territorial, county, municipal or other governmental or quasi-governmental law, statute, ordinance, rule, regulation, requirement or use or disposal classification or restriction, whether domestic or foreign; (b) judicial, administrative or other governmental or
quasi-governmental   order,   injunction,   writ,  judgment,   decree,

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ruling, interpretation, finding or other directive, whether domestic or foreign;
(c) common law or other legal or quasi-legal precedent; (d) arbitrator's, mediator's or referee's decision, finding, award or recommendation; or (e) charter, rule, regulation or other organizational or governance document of any national securities exchange or market or other self-regulatory or governing body or organization.

        "Authority" shall mean any governmental or quasi-governmental authority, including (without limitation) any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign, or any national securities exchange or market or other self-regulatory or governing body or organization.

        "Bankruptcy Law" shall mean the United States Bankruptcy Code, as amended, or any other present or future Applicable Law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, any corresponding Applicable Law of any State or foreign jurisdiction, or any succeeding Applicable Law, and the rules and regulations promulgated thereunder; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "Bankruptcy Proceeding" shall mean the filing or submission of any petition or other document for relief, bankruptcy, insolvency, receivership or other remedy, or the existence of any case, action, suit, or proceeding, whether voluntary or involuntary, under any Bankruptcy Law, including (without limitation) any event referenced in Section 8.01(h) or 8.01(i) hereof.

        "Books and Records", "Books" and "Records" each shall mean all of the referenced Person's books and records, including (without limitation) any and all (i) corporate, partnership or limited liability company books and minutes or other records of proceedings, stock, partner or membership books and transfer ledgers, (ii) other instruments, indentures, agreements, charters, by-laws, certificates or other documents or statutory equivalents respecting the referenced Person or its organization, governance or operation, (iii) financial books, ledgers, bills and other invoices, canceled checks and check registers, and other receipt, disbursement or financial records and data, (iv) customer and vendor lists, rent rolls, and computer and other data bases, (v) bills of sale, contracts, invoices, and other evidence of sales, leases or other dispositions and purchases, leases or other acquisitions, (vi) tax returns, registrations, reports and other filings with Authorities, (vii) leases, contracts and other agreements, (viii) insurance policies, (ix) correspondence, memoranda, notes, files and folders, and (x) other documents, papers, data and other collections of information; in each case whether on paper, film or other tangible copy, stored on disc or tape, in computer memory or other electronic storage or in some other storage medium, whether transmitted or received by email, internet or other transmission method or medium, and whether or not in the possession of such Person or a third party service provider, and as each has been and hereafter may be supplemented, renewed, extended, modified, amended, restated or replaced from time to time, and in each case whether now existing or hereafter acquired, created, executed, modified or otherwise existing (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "Borrower" shall have the meaning assigned to it in the Introduction, above.

        "Borrowing Base" shall mean the amount determined as of a particular date equal to the sum of: (a) 85% of the book value of all Eligible Billed Receivables of the Borrower then outstanding; plus (b) 60% of the book value of all Eligible Unbilled Receivables of the Borrower then outstanding; plus (c) the then applicable Overadvance Amount; minus (d) any and all reserves (whether for doubtful accounts, customer deposits or otherwise) then maintained by the Borrower or required by the Lender in its or their sole and absolute discretion (without duplication); provided, however, that (i) only Collateral for which the Borrower's representations and warranties under this Agreement and the other Loan Instruments are true and correct at the time of calculation shall be included in the aggregate Borrowing Base, (ii) the Lender at any time and from time to time may adjust the preceding percentages or modify or add categories of eligibility in order to reflect the composition of and experience with its Accounts Receivable, and (iii) if the Lender at any time determines any such method of valuation overstates the actual fair market value at the time, the Lender may recalculate those values to fair market value. The Lender may determine the Borrowing Base at any time and from time to time, which may (but need not) be based upon the periodic report of the Borrower in the most recently delivered Borrowing Base Certificate required under Section 5.02(e) hereof.

        "Borrower's Obligations" shall mean any and all (i) Loans (including future advances), together with accrued and unpaid interest thereon, (ii) other amounts to be paid and all other obligations to be performed or otherwise satisfied by the Borrower under any Note or any other Loan Instrument (whether individually, jointly, severally or otherwise), (iii) any amounts to be paid and obligations to be performed or otherwise satisfied by the Borrower under any Stock Purchase Document (whether individually, jointly, severally or


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otherwise), and (iv)  overdrafts  of the Borrower  honored by the Lender (in its sole and absolute discretion) and other indebtedness, liabilities or obligations (whether under any note, guaranty or other instrument or document or otherwise) now or hereafter owed to the Lender by the Borrower (whether individually, jointly, severally or otherwise); in each case including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding.

        "Business Day" shall mean any day during which the Senior Lender is open for business in New York, New York, other than any Saturday, Sunday or other applicable legal holiday.

        "Collateral"  shall have the  meaning  assigned  to it in  Section  7.01 hereof.

        "Computation Period" shall mean any period of twelve consecutive fiscal months of Holdings and its subsidiaries (including any fiscal year).

        "Confidentiality Agreement" shall mean the Confidentiality and Non-Compete Agreement among the Borrower, Holdings, and the Lender dated as of June 30, 2002, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Credit Support" shall respectively mean any and all agreements, arrangements and obligations whereby the referenced Person directly or indirectly has guarantied, assumed or otherwise become liable or responsible for the Indebtedness or other obligation of any other Person, whether contingent or otherwise, and whether or not recourse is limited to specified amounts or any asset or property of the referenced Person, including (without limitation) (a) any guaranty or other assurance of payment or performance of any obligation of any other Person, (b) any indemnification, hold harmless or similar agreement, arrangement or obligation respecting any obligation of any other Person, (c) any pledge, hypothecation or other encumbrance, or any loan or other availability, of any asset or property of the referenced Person in respect of any obligation of any other Person, or (d) any agreement, arrangement or other obligation (i) to purchase, repurchase or otherwise acquire any obligation of any other Person,
(ii) to purchase, repurchase, sell, lease or otherwise provide any securities or other assets and properties in connection with any obligation of any other Person, (iii) to provide any discounts, services or other accommodations in connection with any obligation of any other Person, (iv) to make any capital contribution, advance or loan in connection with the obligation of any other Person or (v) to otherwise enhance, support, repay or discharge any obligation of any other Person; excluding, however, any endorsement of a negotiable instrument for collection or deposit in the ordinary course of the referenced Person's business. The amount of an item of Credit Support shall be equal to the maximum amount of Indebtedness thereby supported irrespective of any other treatment under GAAP.

        "Default" shall mean any event that, with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time (or any combination thereof), would constitute an Event of Default.

        "Effective Date" shall have the meaning assigned to it in Section 9.10 hereof.

        "Eligible Billed Receivables" as of a particular time shall mean all accounts receivable then outstanding for inventory and other goods, merchandise and tangible assets and properties sold or services rendered in the ordinary course of the Borrower's business (as then conducted) (collectively, the "Products") as determined in accordance with GAAP and that qualify for eligibility as determined from time to time by the Lender in its sole and absolute discretion. However, no account receivable will be included in Eligible Receivables where: (a) the invoice is more than 90 days past due; (b) a final invoice has not been issued; (c) delivery of the invoiced Product(s) has not been completed; (d) the invoice is conditional, permits returns or restricts collection rights or assignments in any respect; (e) the invoice permits payment
(i) more than 30 days after the invoice date, (ii) in any currency other than United States Dollars, or (iii) at any location outside the United States; (f) the obligation to pay is evidenced by chattel paper or any note or other instrument (unless duly endorsed and delivered to the Lender or Senior Lender);
(g) the invoiced Product(s) have been rejected, returned or disputed in any way, whether in whole or in part, or the customer has attempted to renegotiate the invoiced price, other than because of mistake or in accordance with the customary credit and collection practices of the Borrower; (h) the customer has asserted any right or reduction, setoff, recoupment, counterclaim or defense;
(i) the account receivable is one in which the Lender does not have a perfected first priority security interest; (j) the invoice or corresponding account receivable is the subject of any financing statement, lien or other encumbrance other than in favor of the Lender; (k) the customer and its affiliates account for more than 25% of all of the Borrower's accounts receivable then outstanding if and to the extent the Lender determines such concentration poses a credit risk; (l) the customer or any affiliate has a history of late payments, returns, rejections,


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renegotiations or disputes;  (m) the customer is an affiliate of the Borrower or any Surety; (n) the customer is any governmental authority; (o) the customer is located outside the United States; (p) the customer does not meet the established credit standards of the Borrower or the Lender; (q) the customer has taken or committed any of the actions specified in Section 8.01(g) hereof in respect of itself or all or substantially all of its assets and properties or has had any of those actions taken against it; (r) the account receivable exceeds any credit limit established by the Lender in its sole discretion for the customer's accounts receivable with the Borrower; (s) the account receivable does not conform at the time to the Borrower's representations and in good faith the exercise of warranties respecting Collateral in general or accounts receivable in particular; (t) the Lender has determined in good faith in the exercise of its discretion that the account receivable should be excluded, whether individually, by customer, by amount or otherwise in a reasonable manner; or (t) would not otherwise qualify as an "Eligible Receivable" under (and as defined in) the Senior Loan Agreement; provided that the Lender in its sole and absolute discretion may permit the partial inclusion of certain excluded accounts receivable having some value, which shall be subject to such criteria, limitations, valuations and discounts as the Lender may establish from time to time.

        "Eligible Unbilled Receivables" as of a particular time shall mean all accounts receivable then outstanding for inventory and other goods, merchandise and tangible assets and properties sold or services rendered in the ordinary course of the Borrower's business (as then conducted) (collectively, the "Products") as determined in accordance with GAAP and that were created no more than 60 days prior to such time and if billed would otherwise qualify for eligibility as Eligible Billed Receivables as determined from time to time by the Lender in its sole and absolute discretion.

        "Environmental Claim" shall mean: (a) any responsibility, liability or unlawful act or omission under any Environmental Law (whether alleged or otherwise); (b) any tortious act or omission or breach of contract pertaining to any Environmental Substance (whether alleged or otherwise); or (c) any other violation or claim under any Environmental Law or in respect of any Environmental Substance (whether alleged or otherwise).

        "Environmental Law" and "Environmental Laws" shall respectively mean any one or more of the Applicable Laws pertaining to: (a) any emission, discharge, release, runoff, disposal or presence in the environment of any Environmental Substance; (b) any cleanup, containment, manufacturing, treatment, handling, transportation, storage or sale of or other activity pertaining to any Environmental Substance; or (c) any other peril to public or occupational health or safety or to the environment that may be posed by an Environmental Substance.

        "Environmental Substance" shall mean any toxic substance, hazardous material, contaminant, waste, pollutant or other similar product or substance that may pose a threat to public or occupational health or safety or to the environment.

        "Equipment" shall mean any and all equipment, goods and other tangible personal assets and properties of the Borrower, wherever located, including (without limitation) any and all accessions, accessories, additions, communications and computer hardware (including all network, control, routing, storage, printing and display devices), equipment, Fixtures, furnishings, goods, machinery, manuals, materials, parts, replacements, supplies, tools and vehicles, whether or not located upon or affixed to any of the foregoing, in each case whether now existing or hereafter acquired, created, installed, modified or otherwise existing (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any corresponding or succeeding provisions of Applicable Law, and the rules and regulations promulgated thereunder; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "ERISA Affiliate" and "ERISA Affiliates" shall respectively mean any one or more of any trade, business, Person or persons that together with the Borrower would be deemed to be a single employer within the meaning of Section 4001 of ERISA.

        "ERISA Effect" shall mean any material and adverse effect on (a) any Plan, (b) the assets and properties of any Plan or (c) any funding or other liability of any one or more of the Borrower or any ERISA Affiliate in respect of any Plan (individually or in the aggregate).


SPAR ESOP Revolving Credit Agreement

        "ERISA Event" shall mean any (a) "accumulated funding deficiency" (whether or not waived), "prohibited transaction", "reportable event" (other than any event for which the 30-day notice requirement has been waived by regulation), "disqualification", "partial withdrawal" or "withdrawal", "partial termination" or "termination", "insolvency", "reorganization", or the imposition of any "penalty" or "withdrawal liability" in respect of any Plan under (and as such words and phrases are defined in) ERISA or the Tax Code, as applicable, (b) any other violation of ERISA, the Tax Code or any other Applicable Law in respect of any Plan (whether alleged or otherwise), (c) supplement or amendment to or modification or restatement of any Plan that could have or has had an ERISA Effect, or (d) imposition, increase or other adverse change in any funding obligation or other liability of any one or more of the Borrower or any ERISA Affiliate in respect of any Plan or to the Pension Benefit Guaranty Corporation (individually or in the aggregate).

        "ESOP Maximum Contribution" shall mean for any Computation Period the minimum amount required under ERISA and the Code for ESOP Plan compliance.

        "ESOP Plan" shall mean the Performance Holdings, Inc. Employee Stock Ownership Plan established by Holdings pursuant to the ESOP Plan Declaration.

        "ESOP Plan Declaration" shall mean the document entitled Performance Holdings, Inc. Employee Stock Ownership Plan dated as of July 1, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "ESOP Related Document" and "ESOP Related Documents" shall respectively mean any one or more of the ESOP Plan Declaration, the ESOP Trust Agreement, the ESOP Trustee Indemnity Agreement and the ESOP Trustee Retention Agreement, the Holdings Contribution Agreement, the Holdings Redemption Agreement, and the various assignments, agreements, instruments and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the ESOP Trustee or Borrower, as applicable (whether prior to, on or from time to time after the Effective Date)and any and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the ESOP Trustee or Borrower, as applicable (whether prior to, on or from time to time after the Effective Date), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "ESOP Trustee Retention Agreement" shall mean the retention letter agreement between Holdings and the ESOP Trustee dated as of July 1, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "ESOP Trust" shall mean the SPAR Performance Group, Inc. Employee Stock Ownership Trust (under which the ESOP Trustee is the trustee) established by Holdings pursuant to the ESOP Plan Declaration and the ESOP Trust Agreement.

        "ESOP Trust Agreement" shall mean the Trust Agreement between Holdings and the ESOP Trustee dated as of July 1, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "ESOP Trustee" shall mean GreatBanc Trust Company, and its successors, permitted assigns and legal representatives, not in its corporate capacity, but in its capacity as trustee under the ESOP Trust.

        "ESOP Trustee Indemnity Agreement" shall mean the Indemnification Agreement between Holdings and the ESOP Trustee dated as of July 1, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "event" shall include (without limitation) any event, occurrence, circumstance, condition or state of facts.

        "Event of Default" shall have the meaning assigned to it in Section 8.01 hereof.

        "Fixture" shall mean any fixture as defined in the UCC.


SPAR ESOP Revolving Credit Agreement

        "GAAP" shall mean generally accepted accounting principles in the United States of America consistent with those applied in the preparation of the financial statements referred to in Section 3.07 hereof.

        "Guarantor" and "Guarantors" shall respectively mean any one or more of Holdings and any subsidiary of Holdings (other than the Borrower) executing an assumption of the Guarantor's obligations hereunder as contemplated in Section
5.11 hereof.

        "Guarantors' Obligations" shall mean any and all of (i) each Guarantor's joint, several, absolute, unconditional and irrevocable guaranty of the payment and performance of the Borrower's Obligations and the support thereof with security interests in the Collateral, (ii) the other amounts to be paid and all other obligations to be performed or otherwise satisfied by any Guarantor under this Agreement or any other Loan Instrument (whether individually, jointly, severally or otherwise), (iii) any amounts to be paid and obligations to be performed or otherwise satisfied by any Guarantor under any Stock Purchase Document (whether individually, jointly, severally or otherwise), and (iv) overdrafts of any Guarantor honored by the Lender (in its sole and absolute discretion) and other indebtedness, liabilities or obligations (whether under any note, guaranty or other instrument or document or otherwise) now or hereafter owed to the Lender by any Guarantor (whether individually, jointly, severally or otherwise); in each case including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding.

        "hereunder", "herein", "hereof" and other words and phrases of like import shall refer to each and every term and provision of this Agreement.

        "Holdings" shall have the meaning assigned to it in the Introduction hereto.

        "Holdings Contribution Agreement" shall mean the letter agreement between the Borrower and the Seller dated as of June 30, 2002, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Holdings Redemption Agreement" shall mean the letter agreement between the Borrower and its sole shareholder (prior to the contribution to the ESOP Trust contemplated under the Holdings Contribution Agreement) dated as of June 30, 2002, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Holdings Stock Plan" shall mean the any stock option plan, phantom stock plan or the like of Performance Holdings, Inc., as approved by the Lender in its sole discretion, as the same may be adopted and thereafter supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Holdings Warrant" shall mean the Warrant Agreement dated as of June 30, 2002, between Holdings and the Seller granting to the Seller the right to acquire 10% of the outstanding shares of common stock issued by Holdings, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein..

        "Holdings Warrant Shares" shall mean the number of shares of common stock issued by Holdings that are then purchasable from Holdings under the Holdings Warrant, which number may fluctuate from time to time as result of anti-dilution adjustments, or as a result of the adjustment pursuant to Section
2.02 hereof.

        "Improvements" shall mean all land development, construction and other improvements to Real Estate, whether planned, authorized, under construction or completed, and whether or not enhancing the value of the referenced Real Estate, including (without limitation) all demolitions, excavations, fills and other site work, roads and sidewalks, water, sewer and utility lines, buildings and other structures, and all fixtures, furnishings and Equipment located on or used in connection with the referenced Real Estate, whether or not affixed thereto.

        "Indebtedness" of any referenced Person shall mean any and all obligations of the referenced Person: (a) for borrowed money, however evidenced;
(b) evidenced by any promissory note, bond, debenture or other similar written obligation to pay money; (c) for the deferred purchase price of any asset, property or service; (d) under any interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreement or arrangement; (e) in respect of any letter of credit or banker's acceptance; (f) to reimburse or compensate any other Person respecting any provisional or other
temporary   credit  in  advance  of


SPAR ESOP Revolving Credit Agreement
collection for deposits of any checks, instruments or other documents made by the referenced Person or any of its Affiliates; (g) as lessee under leases that have been capitalized or should be capitalized under GAAP; (h) respecting loans or advances from any subsidiary or other Affiliate; (i) respecting any preferred stock issued by the referenced Person bearing any mandatory dividend, interest or other return, or subject to any repurchase or redemption, that is payable in cash or any other property (other than as payable only with common stock or like preferred stock); (j) respecting unfunded accrued benefits under plans covered by Title IV of ERISA and unfunded accrued post-retirement benefits under any "welfare benefit plan" (as defined in ERISA); or (k) respecting other items treated as liabilities under GAAP; provided, however, that Indebtedness shall not include any trade liability owed by the referenced Person to any other Person that arose from the purchase or sale from such other Person of goods or services by the referenced Person in the ordinary course of its business and is treated (in its entirety) as a current accounts payable under GAAP. In the event the referenced Person is a corporation with one or more subsidiaries, the term "Indebtedness" shall mean the Indebtedness of all of them consolidated in accordance with GAAP consistently applied as of the date of calculation. Except as otherwise provided in the financial covenant definitions, the amount of an item of Indebtedness shall include all unused availability under lines of credit and commitments as if fully advanced irrespective of any other treatment under GAAP.

        "Intellectual Property" shall mean (a) any and all copyrights and copyrighted materials, logos, patents, service marks, trademarks, trade names, domain names, computer programs and other , know how and other intellectual properties of the referenced Person, including (without limitation) any and all applications, invention disclosures and pending items, any and all designs, discoveries, formulae, ideas, inventions, products, programs, software and firmware (whether in source code, object code or otherwise, and including (without limitation) all "shrink-wrap" licenses that accompanied any item of Equipment or software when obtained), specifications, styles, techniques, and other trade secrets and works of authorship for the current and intended business, products and prospects, any and all license royalties and other payment intangibles, the proceeds of infringement suits and other proceeds, the right to sue for past, present and future infringement, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and, in the case of trademarks, the good will of the business to which each of them relates, including (without limitation) the name "SPAR Performance Group, Inc." and any and all derivatives thereof; (b) any and all proprietary or confidential information or trade secrets pertaining to any of the assets, business, finances, liabilities, operations, procedures or prospects of the Borrower, including (without limitation) any and all accounting standards, policies and variances, advertisements and other promotional materials (whether or not copyrighted), analyses and methodologies, bids, books and records, business, claims and controversies, correspondence, costs, credit, customer lists, identities, contacts and other information, data, debt, disbursements, discs, tapes and other media, documents, expenses, financial information, forecasts, instructions, interpretations, invoices, leases, ledgers, licenses, litigation and other proceedings, loans, manuals, materials, methods, orders, payables, payroll, personnel, policies, presentations, prices, products, programs, proposals, prospects, receipts, registrations, reports, services, software, source code, strategies, suppliers, systems, targets, taxes, techniques, terms, trade secrets, and qualifications; and (c) any and all Books and Records evidencing or pertaining to any of the foregoing; in each case whether now existing or hereafter acquired, licensed, created, executed, modified or otherwise existing (including, without limitation, during the pendency of any Bankruptcy Proceeding), and irrespective of whether any patent, copyright, trademark or other right or protection has been or can be sought, issued or obtained in connection therewith.

        "Inventory" shall mean any and all inventory and other goods, merchandise and other items held by the referenced Person (or on its behalf) for manufacture, sale, lease or other delivery or consumption, wherever located, whether raw materials, supplies, parts or other components, work-in-progress, finished goods, returned goods or otherwise, in each case whether now existing or hereafter acquired, created, modified, finished or otherwise existing (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "Investment" shall mean, with respect to any referenced Person, (a) any stock, warrant, option, put, call, bond, debenture, commercial paper, governmental obligation, note, certificate of deposit, partnership interest (general or limited), limited liability company membership or interest or trust interest, any commodity or future , any commodity, future, swap, ceiling, collar, straddle or other hedge or protection, any foreign currency or other money, any bank, brokerage, deposit, securities, trading or other account, any other security, investment property, financial asset, investment or interest, any other obligation or right to acquire or benefit from any such item, (b) any direct or indirect capital or other equity contribution to any other Person made or committed to by the referenced Person, (c) any purchase by the referenced Person of all or substantially all of the assets and properties of any other Person or any discrete division or other business unit of such other Person, (d) any agreement or arrangement by or with the referenced Person for the purpose of entering into any partnership or joint venture with or providing funds or credit to or for the benefit of any other Person, (e) any direct or indirect loan, advance or Credit Support by the referenced Person to or for the benefit of any other


SPAR ESOP Revolving Credit Agreement

Person (including interest), each related governing document, and any right, power, privilege, remedies or interest under, in or with respect to any of the foregoing items in this subsection, or (f) any security entitlement or other right, power, privilege, remedy or interest (whether under any governing document or other related contract, instrument, agreement or document or otherwise) of the referenced Person under, in or with respect to any of the foregoing items in this definition, in each case whether now existing or hereafter acquired, created, executed, modified or otherwise existing
(including, without limitation, during the pendency of any Bankruptcy Proceeding), excluding, however, any (i) current trade liability (other than any Indebtedness) owed to the referenced Person by any other Person that arose from the purchase or sale from the referenced Person of goods or services in the ordinary course of its business, or (ii) for the purposes of Articles III, V and VI of this Agreement only, prepayment of expenses (A) where such expenses are being incurred by the referenced Person in the ordinary course of its business,
(B) such expenses are of a type customarily prepaid, and (C) such prepayment is in a commercially reasonable amount for a commercially reasonable period. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, and minus the amount of any return of capital or principal to the extent such return is in cash with respect to such Investment, without, however, any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, or any corresponding or succeeding provisions of any Applicable Law in any foreign jurisdiction, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended or restated from time to time.

        "Lender" shall have the meaning assigned to it in the Introduction, above.

        "Letter of Credit" and "Letters of Credit" shall mean respectively any one or more of the letters of credit issued for the account of the Borrower or Guarantor pursuant to Section 2.18 hereof, whether issued by or through the actions of the Lender or any other issuer thereof, as the same may be transferred, renewed, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Letter of Credit Advance" shall mean any payment or advance under or with respect to any Letter of Credit by the Lender, any other issuer thereof or their respective designees.

        "Letter of Credit Amount" as of a particular  date shall mean the sum of
(i) the aggregate issued but unadvanced face amount of all Letters of Credit then outstanding under this Agreement and (ii) the principal balance of the Letter of Credit Advances then outstanding and not converted voluntarily by the Borrower to Revolving Credit Loans.

        "Letter of Credit  Beneficiary" shall have the meaning assigned to it in
Section 2.18(b) hereof.

        "Letter of Credit Expiration Date" shall mean such "expiration" or "expiry" date as may be specified in a Letter of Credit, as and if extended pursuant thereto.

        "Letter of Credit Fee" shall have the meaning assigned to it in Section 2.18(e) hereof.

        "Letter of Credit Issuance Date" shall mean either (i) the date duly requested (if the date actually made) by the Borrower under Section 2.18(b) for the issuance, renewal or extension of a particular Letter of Credit, or such later date as may be proposed by the Lender or any other issuer thereof, or (ii) the actual date of issuance, renewal or extension of the Letter of Credit if issued, as applicable.

        "Lien" and "Liens" shall respectively refer to any one or more of the following to which the referenced or relevant Person is a party or by which the referenced or relevant Person, any of its assets or properties or any other referenced assets or properties may be bound or subject: (a) any assignment, pledge, mortgage, hypothecation or security interest (irrespective of whether the referenced Person is personally obligated with respect to any obligation thereby secured); (b) any filed financing statement (other than as secured party); (c) any consignment, finance lease, conditional sale contract or other title retention agreement; (d) any assignment, pledge or other transfer, restriction or encumbrance of any right to receive any income or other distributions or proceeds; (e) any sale/leaseback transaction in which the referenced Person is the seller/lessee; (f) any lien, charge, claim or other encumbrance arising under any Applicable Law, whether in favor of an Authority or otherwise, including (without limitation) liens for taxes, assessments and other governmental charges and liens of mechanics, carriers, warehouses, suppliers and laborers; (g) any restrictive covenant, lease, license, right of use, possession or first refusal, infringement, community property or other joint ownership interest, limitation or restriction on use or transfer, exception to title, or other limitation or restriction on the extent, exercise or enforcement of any right or interest respecting any asset or property; (h) with respect


SPAR ESOP Revolving Credit Agreement
to any Real Estate, any easement, right-of-way, servitude, encroachment, restrictive covenant, reservation, or other exception to title; (i) any counterclaim, setoff, right of recoupment, abatement, reduction, community property right or other claim or determination, including (without limitation) any right of set off or other claim against assets in the possession of the claimant (whether or not intended as collateral); (j) any other lien, encumbrance or adverse right or claim of any nature in, to or against any asset or property, or (k) any covenant or agreement with any other Person to a "Negative Pledge" (i.e., that the referenced or relevant Person will not (A) do or permit any one or more of the things specified in the preceding clauses of this definition or (B) sell, lease, sublease, transfer, exchange, abandon or otherwise dispose of, surrender management, physical possession or control of, physically alter or relocate all or any portion of its assets or properties).

        "Line of Credit" shall mean the discretionary line of credit established by the Lender hereunder to make revolving loans to the Borrower from time to time in the aggregate principal amount outstanding (including the Letter of Credit Amount as if all outstanding Letters of Credit were fully advanced and outstanding) at any one time not to exceed $2,000,000.00 (including any Overadvance Amount), as such amount may be reduced from time to time or terminated pursuant to the terms of this Agreement.

        "Line of Credit  Fee" shall have the  meaning  assigned to it in Section
2.07 hereof.

        "Loan" and "Loans" shall respectively mean the principal amounts outstanding from time to time (including future advances) respecting any and all of (i) the Advances and Revolving Credit Loans, (ii) the Letter of Credit Advances, and (iii) the other amounts advanced from time to time to or on behalf of the Borrower by the Lender or its designee pursuant to this Agreement or any other Loan Instrument (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "Loan Instrument" and "Loan Instruments" shall respectively mean any one or more of this Agreement, the Notes, the Letters of Credit, the applications for Letters of Credit, any other security agreement, guaranty, hypothecation or other instrument, agreement or document with or issued or given by the Borrower or any Surety in direct or indirect support (in whole or in part) of any of the Borrower's Obligations or Surety's Obligations (as hereinafter defined), the various mortgages, assignments, agreements, guaranties, instruments and other documents creating, evidencing, perfecting, governing or supporting any of the Obligations or any Surety's Obligations or any interest of the Lender in any collateral securing or intended to secure any of the Obligations or Surety's
Obligations, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Lender (whether prior to, on or from time to time after the Effective
Date), as each may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Loan Party" and "Loan Parties" shall respectively mean any one or more of the Borrower and the Guarantors.

        "Margin Stock" shall mean any "margin stock" as defined in any applicable Margin Stock Regulations.

        "Margin Stock Regulations" shall mean Regulation T, U and/or X of the Board of Governors of the Federal Reserve System, as applicable, , or any corresponding or succeeding provisions of Applicable Law, and the rules and regulations promulgated thereunder; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "Material Adverse Effect" shall mean any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, income, operations, properties or condition, financial or otherwise, of Holdings or any of its subsidiaries, other than as would be reasonably likely to result from the events specified in Schedule 1.01 hereto (but subject to any conditions or limits noted therein), (b) the ability of the Borrower to make payment as and when due of all or any part of the Obligations, or (c) the Collateral or its value or the validity, enforceability, perfection or priority of any security interest of the Lender in any Collateral.

        "Material Document" shall mean any ESOP Related Document, Stock Purchase Document, Organizational Document, Custody Document or other material instrument, indenture, agreement, document, arrangement or other obligation: (a) to which the Borrower or any Surety is or may be a party; (b) by which the Borrower, any Surety or any of the Collateral is or may be bound or subject; or
(c) by which any of the other material assets and properties of the Borrower or any Surety is or may be bound or subject; in each case whether now existing or hereafter existing, acquired or created, and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.


SPAR ESOP Revolving Credit Agreement

        "Maturity Date" shall mean the earliest of (a) the Revolving Credit Maturity Date with respect to the Revolving Credit Loans and related Obligations, and (b) with respect to all Loans and other Obligations the date on which the maturity of the Obligations shall have been accelerated or deemed accelerated pursuant to Section 8.02 hereof or Applicable Law.

        "mortgage" shall mean any mortgage, deed or trust, assignment or rents or leases or other security deed or security interest in Real Estate.

        "Note" and "Notes" shall respectively mean any one or more of the Revolving Credit Note and any other note or other instrument issued by the Borrower to the Lender hereunder.

        "Obligations" as of any date shall mean any and all of the obligations of the Borrower's Obligations and Guarantors' Obligations.

        "Organizational Document" shall mean any articles or certificate of incorporation, charter, by-laws, limited liability company certificate or agreement, partnership certificate or agreement, or other instrument, agreement or document or any statutory equivalent in whole or in part respecting the organization, governance, power or authority of the referenced Person, or of any direct or indirect general partner, manager, trustee or similar principal of the referenced Person that is not a natural Person, as applicable, including (without limitation) (i) the Certificate of Incorporation or By-Laws of the Borrower; (ii) any resolution with continuing effect adopted by the Board of Directors, the management or other applicable committee of directors, the managers, or the shareholders or members of a referenced Person, or of any direct or indirect general partner, manager, trustee or similar principal of the referenced Person, that is a corporation, limited liability company or similar entity, or (iii) any agreement, trust or arrangement among any of its equity holders respecting the securities issued by or any of the beneficiaries of the referenced Person, or of any direct or indirect general partner, manager, trustee or similar principal of the referenced Person, that is not a natural Person; in each case as and when executed, adopted, filed or otherwise effectuated (as applicable) from time to time (whether before, as of or after the date hereof), and irrespective of whether reduced to writing, and as each has been and hereafter may be supplemented, renewed, extended, modified, amended, restated or replaced from time to time.

        "Other Taxes" shall have the meaning assigned to it in Section 2.09 hereof.

        "Overadvance  Amount"  shall have the meaning  assigned to it in Section
2.02 hereof.

        "Overadvance Conversion Date" shall mean September 30, 2003.

        "Permitted Investments" shall mean: (a) certificates of deposit, commercial paper or other market rate instruments with final maturities of 7 days or less issued by and normal business banking accounts with (i) the Lender,
(ii) the Senior Lender, (iii) any commercial bank that is organized under the laws of the United States or any state thereof, has total capital and surplus in excess of $1,000,000,000, or (iv) the holding company of any such bank or any subsidiary of such holding company; (b) securities or other obligations with final maturities of 7 days or less from the date of acquisition issued or unconditionally guarantied by the government of the United States of America or any agency or instrumentality thereof (but only to the extent backed by the full faith and credit of the United States of America); and (d) investments in money market funds having net assets in excess of $1,000,000,000 that invest, and that are restricted by their respective charters to invest, solely in investments of the type described in the immediately preceding subsections (a), (b), and (c) of this definition; provided, however, that any such item shall only constitute a Permitted Investment as and to the extent held by the Lender, its designee or a financial institution approved by the Lender pursuant and subject to a control agreement in form and substance acceptable to the Lender.

        "Permitted Lien" for a referenced Person shall mean any of the following: (a) statutory liens incurred in the ordinary course of the referenced Person's business (i) for taxes, assessments or other governmental charges, levies or claims, (ii) of mechanics, carriers, warehouses, suppliers and laborers, (iii) respecting worker's compensation, unemployment insurance, statutory obligations or social security legislation, or (iv) required by law as a condition precedent to the transaction of the referenced Person's business or the exercise of any of the privileges or licenses by the referenced Person subject to such Lien, in each case so long as (1) the underlying obligations are not then required to be paid under Section 5.06 hereof, (2) any reserve has been established and any bond or insurance has been obtained as required by that Section, and (3) no such underlying obligation exceeds $10,000 individually or in the aggregate with other such underlying obligations; (b) liens incurred in respect of judgments and awards discharged within 30 days from the making thereof so long as the underlying obligation does not exceed $10,000 individually or in the aggregate with other such underlying obligations; (c) in the case of Real Estate other than Collateral, easements, rights-of-way, restrictions, covenants and other agreements of record and other similar charges or encumbrances not interfering with the ordinary


SPAR ESOP Revolving Credit Agreement
conduct of the business of the referenced Person; (d) in the case of personal assets and properties other than Collateral, any deposits made or other security interests incurred in the ordinary course of the referenced Person's business to secure the performance of its tenders, bids, leases (other than capitalized leases), contracts (other than for Indebtedness or guaranties or other Credit Support), and similar obligations arising as a result of progress payments under government contracts; (e) the security interests or liens (including leases treated as security interests or liens) encumbering Equipment purchased or property leased by the referenced Person with financings permitted by Section 6.02(a)(iii) hereof so long as they respectively secure only the corresponding purchase money Indebtedness or capitalized lease obligations; (f) the Liens granted from time to time to the Lender (whether or not assigned to the Senior Lender); and (g) currently existing Liens that (A) are disclosed in Schedule 3.12(b) hereto, (B) do not secure Indebtedness (including purchase money obligations), and (C) secure underlying obligations that do not exceed $10,000 individually or in the aggregate with other such underlying obligations, but those Liens shall not be increased, renewed or extended or extended to other Indebtedness unless otherwise permitted by the terms and provisions of this Agreement.

        "Permitted Option" shall have the meaning assigned to it in Section 6.07(a) hereof.

        "Person" shall include (without limitation) any manner of association, business trust, company, corporation, estate, governmental or other Authority, group (including one under Section 13(d)(3) of the Securities Exchange Act), joint venture, limited liability company, natural person (i.e., human being), partnership, syndicate, trust or other entity.

        "Plan" and "Plans" shall have the meanings respectively assigned to them in Section 3.10(c) hereof.

        "Products" shall have the meaning assigned to it in the definition of Eligible Billed Receivables.

        "Pro Forma Effect" shall mean the effect(s) any action or other event proposed by or on behalf of the Borrower (if it were to happen as proposed) could have on (a) the assets, business, operations, properties or condition, financial or otherwise, of the Borrower, (b) the ability of the Borrower to make payment, or to otherwise perform or satisfy, of all or any part of the Obligations as and when due, or (c) the Collateral, including (without limitation) the effect(s) of including any proposed sale or disposition, new or altered Indebtedness or other obligation (and the payments required thereunder), payment or other action or event in a pro forma recalculation of (among other things) the various financial measurements and covenants set forth in this Agreement for or as at the end of the applicable computation or reporting period then most recently ended (based on the then most recently required compliance calculations and any and all subsequent pro forma calculations on a cumulative basis with respect to other action(s) or event(s), if and to the extent they occurred or continue to be proposed).

        "Real Estate" shall include (without limitation) (a) all land, leasehold interests, easements, licenses, rights-of-way or use, appurtenances and other rights and interests in real property, (b) all buildings and other structures and Improvements, (c) all fixtures, furnishings, Equipment and other personal property (including, without limitation, leasehold interests in such personal property and mobile homes of the type usually installed on a developed site) located on or used in connection therewith, whether or not affixed thereto, (d) all leases and subleases thereof, and (e) all rents, profits and other income, payments and proceeds with respect to any and all of the foregoing; provided, however, that "Real Estate" shall not include mortgages or interests therein.

        "Representative" and "Representatives" shall respectively mean any or all of: (a) in the case of any referenced Person (including, without limitation, the Lender or Letter of Credit issuer), such referenced Person's Affiliates, directors, officers, employees, attorneys, agents and other representatives; and
(b) in addition in the case of the  Lender,  any Letter of Credit  issuer or any other financial institution, such referenced Person's participants, correspondents, confirming banks, custodians and designees and their respective Affiliates, directors, officers, employees, attorneys, agents and other representatives.

        "Revolving  Credit  Loans"  shall  have the  meaning  assigned  to it in
Section 2.01(a) hereof.

        "Revolving Credit Maturity Date" shall mean with respect to the Revolving Credit Loans and related Obligations the first to occur of (a) the Revolving Credit Termination Date, (b) the Term Maturity Date, and (c) the date on which the maturity of the Obligations shall have been accelerated or deemed accelerated pursuant to Section 8.02 hereof or Applicable Law.

        "Revolving Credit Note" shall mean the Revolving Promissory Note dated as of June 30, 2002, issued by the Borrower to the Lender to evidence the Revolving Credit Loans (as referenced in Section 2.03(a)


SPAR ESOP Revolving Credit Agreement
hereof), as the same may be modified, amended, restated or replaced from time to time in the manner provided therein.

        "Revolving Credit Period" shall mean that period commencing on the Effective Date and terminating on the first to occur of (a) the Revolving Credit Termination Date, (b) the Revolving Credit Maturity Date and (c) the date on which the maturity of the Obligations shall have been accelerated or deemed accelerated pursuant to Section 8.02 hereof or Applicable Law.

        "Revolving  Credit  Termination  Date"  shall mean the first to occur of
(a)September 30, 2005, (b) the date on which the Line of Credit shall have been reduced permanently to zero, and (c) the first to occur of the "Maturity Date" or the payment in full of all of the "Obligations" under (and as such terms are defined in) the Term Loan Agreement.

        "Rule 144" shall mean Rule 144, as promulgated under the Securities Act or any corresponding or succeeding provisions of Applicable Law; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "securities" of any Person shall mean any and all equity securities and debt securities, general or limited partnership interests, limited liability company memberships or interests, investment contracts, and any other instrument or interest commonly understood to be a security issued by that Person.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any corresponding provisions of any Applicable Law in any state or foreign jurisdiction, or any corresponding or succeeding provisions of Applicable Law, and the rules and regulations promulgated thereunder; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any corresponding provisions of any Applicable Law in any state or foreign jurisdiction, or any corresponding or succeeding provisions of Applicable Law, and the rules and regulations promulgated thereunder; in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "Senior Borrower" and "Senior Borrowers" shall respectively mean any one or more of the borrowers under the Senior Loan Documents, and the successors, assigns and legal representatives of each, and any and all additional or replacement borrower(s) under any Senior Loan Document. The Senior Borrowers currently include SGRP and most of its subsidiaries (including the Lender).

        "Senior Lender" shall mean IBJ WHITEHALL BUSINESS CREDIT CORPORATION, its successors, assigns and legal representatives, and any and all additional or replacement lender(s) under any restated or replacement Senior Loan Document.

        "Senior Loan" and "Senior Loans" shall respectively mean the principal amounts outstanding from time to time (including future advances) respecting any and all of advances, loans, letter of credit advances and the other amounts advanced from time to time to or on behalf of one or more of the Senior Borrowers by the Senior Lender thereunder or its designee pursuant to any Senior Loan Document (including, without limitation, during the pendency of any Bankruptcy Proceeding).

        "Senior Loan Agreement" the Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 22, 1999, among the Senior Borrowers and the Senior Lender, together with all schedules and exhibits thereto, as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Senior Loan Document" and "Senior Loan Documents" shall respectively mean any one or more of the Senior Loan Agreement, each and every note, letter of credit application, security agreement, guaranty, hypothecation or other instrument, agreement or document with or issued or given by any borrower or surety thereunder in direct or indirect support (in whole or in part) of any of the Senior Loan Obligations or related surety's obligations, the various mortgages, assignments, agreements, guaranties, instruments and other documents creating, evidencing, perfecting, governing or supporting any of the Senior Loan Obligations or any related surety's obligations or any interest of the Senior Lender in any collateral securing or intended to secure any of the Senior Loan Obligations or related surety's obligations, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Senior Lender (whether prior to, on


SPAR ESOP Revolving Credit Agreement
or from time to time after the Effective Date), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Senior Loan Obligations" as of any date shall mean any and all of the obligations of the Senior Borrowers (i) to repay the balance of the Senior Loans then outstanding (including future advances), including accrued and unpaid interest thereon, (ii) to pay or otherwise perform or satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by any Senior Borrower under any Senior Loan Document (whether individually, jointly, severally or otherwise), (iii) to pay or otherwise perform or satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by any Senior Borrower under any interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreement or arrangement (whether individually, jointly, severally or otherwise) with the Senior Lender or any of its Affiliates, and (iv) to pay or otherwise satisfy any and all overdrafts of any Senior Borrower honored by the Senior Lender (in its sole and absolute discretion) and other indebtedness, liabilities or obligations (whether under any note, guaranty or other instrument or document or otherwise) now or hereafter owed to the Senior Lender by any Senior Borrower (whether individually, jointly, severally or otherwise), together with accrued and unpaid interest thereon; in each case including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding.

        "SGRP" shall mean SPAR Group, Inc., a Delaware corporation and ultimate parent of the Lender.

        "SPAR eTraining Agreement" shall mean that certain SPG Agreement among SPG and SGRP dated as of January 11, 2002, together with all schedules and exhibits thereto, including, without limitation, the "SPAR Standard Terms and Provisions Exhibit" and the "SPAR Supplemental Terms and Provisions Exhibit", as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "SPG"  shall  mean  SPAR  Performance  Group,  a  Delaware   corporation
currently having an address at 2245 Keller Way, Carrollton, Texas 75006, and wholly-owned subsidiary of the Borrower.

        "SPG Stock" shall mean the shares of common stock issued by the Borrower.

        "STMI" shall mean SPAR Trademarks, Inc., a Delaware corporation and indirect subsidiary of SGRP.

        "Stock Purchase Agreement" shall mean the Stock Purchase Agreement between Holdings and the Lender dated as of June 30, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Stock Purchase Document" and "Stock Purchase Documents" shall respectively mean any one or more of the Stock Purchase Agreement, the SPAR eTraining Agreement, the Trademark Agreement, the Confidentiality Agreement, and the various assignments, agreements, instruments and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Lender (whether prior to, on or from time to time after the Effective Date)and any and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Lender (whether prior to, on or from time to time after the Effective Date), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Subordinated Right" and "Subordinated Rights" shall respectively mean for each Guarantor any and all: (a) advances, loans, indebtedness and other similar amounts (including interest) directly or indirectly owed to such Guarantor by the Borrower, any other Guarantor or any Surety (whether individually, jointly, severally or otherwise); (b) subrogation, contribution, reimbursement, restitution and other similar rights of such Guarantor against or in respect of (i) the Borrower, any other Guarantor or any Surety, or (ii) any of their respective assets and properties, whether resulting from any payment made by such Guarantor or otherwise; and (c) security interests or other liens or encumbrances securing, or guaranties or other credit support securing for, any such advances, loans, indebtedness, amounts or rights; in each case whether now or hereafter existing, acquired or created.

        "subsidiary" shall mean any corporation or other entity in respect of which a Person at the time shall own directly, or indirectly (through one or more corporations, nominees or other persons or otherwise), at


SPAR ESOP Revolving Credit Agreement
least one-half of the aggregate  voting  interests of such  corporation or other
entity,   whether  owned  or  held  (i)  of  record  or   beneficially  or  (ii)
individually, jointly or otherwise.

        "Surety" and "Sureties" shall respectively mean any one or more of any Guarantor or other co-obligor, indemnitor, guarantor, pledgor or surety of or other Person providing Credit Support for any of the Obligations or any Surety's Obligations, whether or not disclosed to the Borrower or any other Surety.

        "Surety's Adverse Effect" shall mean any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, operations, properties or condition, financial or otherwise, of any Surety, (b) the ability of any Surety to pay or otherwise satisfy (as and when due) any of its obligations under any of the Loan Instruments, or (c) any collateral provided by any Surety or its value or the validity, enforceability, perfection or priority of any security interest of the Lender in any collateral provided by any Surety.

        "Surety's Obligations" shall mean any and all: (a) "Guarantor's Obligations" or "Guarantors' Obligations" under (and as defined in) any Guaranty, as applicable; and (b) other Credit Support and obligations of any other Surety under any Loan Instrument.

        "Tax Code" shall mean the United States Internal Revenue Code of 1986, as amended, any corresponding Applicable Law of any State or foreign jurisdiction, or any corresponding or succeeding provisions of Applicable Law, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        "Taxes" shall have the meaning assigned to it in Section 2.09 hereof.

        "Term Loan" and "Term Loans" shall have the meanings respectively assigned to them in the Term Loan Agreement.

        "Term Loan Agreement" shall mean the Term Loan, Guaranty and Security Agreement among Holdings (as borrower), the Borrower (as a guarantor) and the Lender dated as of June 30, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "Term Loan Documents" shall mean the Term Loan Agreement, the Term Notes, any other security agreement, guaranty, hypothecation or other instrument, agreement or document with or issued or given by Holdings, the Borrower or any Surety in direct or indirect support (in whole or in part) of any of the "Borrower's Obligations" or "Surety's Obligations" (as defined in the Term Loan Agreement), the various mortgages, assignments, agreements, guaranties, instruments and other documents creating, evidencing, perfecting, governing or supporting any of such Borrower's Obligations or such Surety's Obligations, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite Person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Lender (whether prior to, on or from time to time after the "Effective Date" under and as defined in the Term Loan Agreement), as each may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein..

        "Term Note" and "Term Notes" shall have the meanings respectively assigned to them in the Term Loan Agreement.

        "Trademark Agreement" shall mean the Trademark License Agreement between the Borrower and STMI dated as of June 30, 2002, together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

        "UCC" shall mean the Uniform Commercial Code of the State of New York, or any corresponding or succeeding provisions of Applicable Law of the State of New York, or any corresponding or succeeding provisions of Applicable Law, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

        Section 1.02. Certain Definitions in Other Loan Instruments. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings respectively assigned to them in the other applicable Loan Instruments.

        Section 1.03. UCC Definitions. The following terms shall have the meanings respectively assigned to them in the UCC: "chattel paper"; "commercial tort claim"; "deposit account"; "equipment"; "farm


SPAR ESOP Revolving Credit Agreement
product"; "financial asset"; "fixture"; "general intangibles"; "goods"; "instrument"; "inventory"; "investment property"; "letter of credit rights"; "payment intangible"; "proceeds"; "products"; "securities account"; "security entitlement"; and "software". The term "document of title" shall mean a "document" as defined in the UCC.

        Section 1.04. Singular and Plural Terms. Each definition in this Agreement or any other Loan Instrument using a singular capitalized term or other word or phrase also shall apply to the plural form of such term, word or phrase, and vice versa, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, in each case as the context may permit or require.

        Section 1.05. Pronouns. Each use in this Agreement or any other Loan Instrument of a neuter pronoun shall be deemed to include references to the masculine and feminine variations thereof, and vice versa, and a singular pronoun shall be deemed to include a reference to the plural variation thereof, and vice versa, in each case as the context may permit or require.

        Section 1.06. Including. The term "including" shall mean "including (without limitation)", whether or not so stated. The terms "including", "including, but not limited to", "including (without limitation)" and similar phrases (i) mean that the items specifically listed after such term are examples of the provision preceding such term and are not intended to be all inclusive,
(ii) shall not in any way limit (or be deemed or construed to limit) the generality of the provision preceding such term, and (iii) shall not in any way preclude (or be deemed or construed to preclude) any other applicable item encompassed by the provision preceding such term.

        Section 1.07. Section and Other Headings. The table of contents and section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        Section 1.08. Amended Documents. The inclusion in this Agreement and the other Loan Instruments of supplements, modifications, amendments, restatements, replacements and the like in the definitions of Material Document, Organizational Document, ESOP Related Documents, Stock Purchase Documents, or other term for any instrument, agreement or document (other than a Loan Instrument) or group thereof shall not, and shall not be deemed or construed to,
(a) limit or otherwise modify or affect any term or provision of this Agreement or any other Loan Instrument requiring notice to or the consent of the specified parties thereunder to any supplement, modification, amendment, restatement or replacement of any such item, or (b) be permission for or acceptance of any of the foregoing by the parties required under any such term or provision.

                                  ARTICLE II.

                      AMOUNTS AND TERMS OF THE OBLIGATIONS

        Section 2.01. The Discretionary Revolving Credit Loans. (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, the Lender will consider making revolving credit loans (with all such loans by the Lender being referred to collectively as the "Revolving Credit Loans") from time to time during the Revolving Credit Period to the Borrower at its request (as provided in subsection (b), below) up to an aggregate maximum principal amount outstanding at any one time (including the Letter of Credit Amount as if all outstanding Letters of Credit were fully advanced and outstanding) not to exceed the Line of Credit; provided that (i) after the Overdraft Conversion Date, the maximum obligation of the Lender shall be further limited to the amount of the Borrowing Base from time to time if the Borrowing Base is less than the Line of Credit, (ii) once duly requested, the decision of whether to make any requested Advance shall be in the sole and absolute discretion of the Lender, and (iii) each requested Advance shall be subject to the availability of a corresponding amount under the Senior Loan Documents based on the Lender's "borrowing base" thereunder. Subject to the terms and provisions of this Agreement, during the Revolving Credit Period the Borrower may request to reborrow Advances previously repaid by it.

        (b) The Borrower from time to time may request an advance of Revolving Credit Loans pursuant to subsection (a) of this Section (as made by the Lender, an "Advance") by giving the Lender a signed notice of its request, or by giving the Lender notice of its request both by telephone and telecopy of a signed notice and promptly confirming its request by delivery of an original copy of the signed notice to the Lender. The notice requesting an Advance (i) shall be delivered to the Lender at least one Business Day prior to the requested Advance Date, or such greater number of Business Days as may be required for the Lender to obtain a corresponding advance under the Senior Loan Agreement if applicable (unless the Lender permits a shorter


SPAR ESOP Revolving Credit Agreement
notice period in its sole and absolute discretion), (ii) shall be deemed to have been delivered on the following Business Day unless actually received by the Lender prior to 11:00 A.M. (New York City time) on a Business Day, (iii) shall be irrevocable once given, and (iv) shall specify (A) the requested Advance Date, (B) the principal amount of the requested Advance and (C) the purpose or purposes to which the Borrower will apply the requested Advance. Subject to compliance with the terms and provisions of this Agreement and the Lender's approval in its sole and absolute discretion, the Lender shall make the requested Advance on the proposed Advance Date. Each Advance shall be made by crediting the demand deposit account maintained by the Borrower with the Senior Lender.

        (c) The Borrower may voluntarily elect to permanently reduce the Line of Credit in whole at any time, or in part from time to time in integral multiples of $100,000 , by giving the Lender a signed notice of its election, or by giving the Lender notice of its election both by telephone and telecopy of a signed notice and promptly confirming its election by delivery of an original copy of the signed notice to the Lender; provided, however, that no such reduction shall be made unless and until the Term Loans and all related obligations have been repaid in full. Notice of such reduction election (i) shall be delivered to the Lender at least three Business Days prior to the requested reduction date (unless the Lender permits a shorter notice period in its sole and absolute discretion), (ii) shall be deemed to have been delivered on the following Business Day unless actually received by the Lender prior to 11:00 A.M. (New York City time) on a Business Day, and (iii) shall be irrevocable once given. Each such reduction shall be accompanied by a prepayment of the Revolving Credit Loans in the amount, if any, necessary to make the aggregate outstanding principal balance of the Revolving Credit Loans plus the Letter of Credit Amount, after giving effect to the prepayment, not more than the Line of Credit (as so reduced) prior to the Overadvance Conversion Date and thereafter not more than the lesser of Line of Credit (as so reduced) or the Borrowing Base.

        (d) The Borrower and Guarantor hereby each acknowledges, certifies and represents to and covenants and agrees with the Lender that: (a) the Lender shall be deemed to have made an Advance to the Borrower of $1,240,347.00 on the date hereof, which is reflected on the Borrower's June 30, 2002, pro forma balance sheet as "Line of Credit" or "Long-Term Bank Line of Credit", and the Lender shall be deemed to have caused the issuance of a Letter of Credit at the Borrower's request by the Senior Lender in the principal amount of $70,000, which is reflected on the Borrower's June 30, 2002, pro forma balance sheet as "Line of Credit" or "Long-Term Bank Line of Credit", each of which are outstanding as of the date of this Agreement; and (b) the obligations of the Borrower to repay those Loans and Letter of Credit Advances (with interest) to the Lender, and to perform or otherwise satisfy its related Obligations, (i) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (ii) are and shall continue to be governed and secured by the terms and provisions of this Agreement and other Loan Instruments.

        Section 2.02. Overadvance Election. (a) At least 30, but not more than 90, days prior to the Overadvance Conversion Date, the Borrower shall have the right (by written notice to the Lender during such period) to irrevocably designate the amount (the "Overadvance Amount") the Borrower desires be available under the Line of Credit in excess of the actual Borrowing Base (i.e., without regard to the Overadvance Amount) during the one or two year period following the Overadvance Conversion Date (the "Overadvance Period"), as such Overadvance Period may be designated by the Borrower in such notice, which Overadvance Amount shall be either zero or increments of $100,000 but not less than $500,000 (other than a zero election) or more than $1,000,000. In the event the Borrower fails to so designate an Overadvance Amount, the Overadvance Amount shall be deemed to be zero. Upon and after the expiration of any Overadvance Period, the Overadvance Amount shall be zero.

        (b) If the Overadvance Amount that takes effect on the Overadvance Conversion Date is zero, Holdings shall have the right to repurchase the entire Holdings Warrant for a total of $100.

        (c) If the Overadvance Amount that takes effect on the Overadvance Conversion Date is more than zero, Holdings shall have the right to reduce by the number of Holdings Warrant Shares purchasable under the Holdings Warrant, for a total of $100, in accordance with the following table:


                     OVERDRAFT      # OF HOLDINGS         TOTAL # OF                         LENDER'S
    OVERADVANCE        PERIOD      WARRANT SHARES     SHARES (AS DEFINED    REDUCTION       REMAINING
      AMOUNT         (IN YEARS)    PURCHASABLE BY      IN THE HOLDINGS        AMOUNT      WARRANT SHARES
                                       LENDER          WARRANT) (FULLY
                                                           DILUTED)
----------------------------------------------------------------------------------------------------------
$  500,000              1            130,000            1,300,000            93,750             36,250
$  600,000              1            130,000            1,300,000            87,500             42,500
$  700,000              1            130,000            1,300,000            81,250             48,750


SPAR ESOP Revolving Credit Agreement

                                      -18-

$  800,000              1            130,000            1,300,000            75,000             55,000
$  900,000              1            130,000            1,300,000            68,750             61,250
$1,000,000              1            130,000            1,300,000            62,500             67,500
$  500,000              2            130,000            1,300,000            62,500             67,500
$  600,000              2            130,000            1,300,000            50,000             80,000
$  700,000              2            130,000            1,300,000            37,500             92,500
$  800,000              2            130,000            1,300,000            25,000            105,000
$  900,000              2            130,000            1,300,000            12,500            117,500
$1,000,000              2            130,000            1,300,000                --            130,000

In the event the quantity of Warrant Securities (as defined in the Holdings Warrant) purchasable by the Lender under the Warrant changes, the "reduction" and "remaining" amounts specified above shall be adjusted proportionally.

        (d) If Holdings is permitted to repurchase all or a portion of the warrant shares covered by the Holdings Warrants, it shall do so within 60 days following the Overadvance Conversion Date.

        Section 2.03. The Notes. (a) The obligation of the Borrower to repay the Revolving Credit Loans, together with interest thereon (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding), shall be evidenced by the Revolving Promissory Note issued by the Borrower to the Lender in the aggregate principal amount of $2,000,000.00 in the form of Exhibit A hereto and dated as of the date hereof.

        (b) [INTENTIONALLY OMITTED]

        (c) [INTENTIONALLY OMITTED]

        Section 2.04. Interest; Additional Interest. (a) Except as otherwise provided in this Section, the Loans shall bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days) on the unpaid principal balance of those Loans outstanding from time to time, from (and including) the Effective Date to (and including) the date such principal balance of such Loans is repaid in full (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding), at a fluctuating rate that shall be equal to the Alternate Base Rate per annum, which rate shall change with each corresponding change in the Alternate Base Rate. Interest on those Loans shall be payable by the Borrower in arrears: (x) prior to the Maturity Date, on the last Business Day of each calendar month; (y) in full on the Maturity Date; and (z) on demand after the Maturity Date.

        (b) Any payment of principal, interest or other amount that is not paid when due under this Agreement or any other Loan Instrument, and all of the Loans during the continuance of any Event of Default, shall, to the extent permitted by Applicable Law, bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days), until the overdue amount is paid in full (with interest) or such Event of Default is no longer continuing, as applicable (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding), at a fluctuating annual rate equal to the sum of (i) the Alternate Base Rate per annum, plus (ii) four percent (4.00%) per annum (which fluctuating annual rate under this subsection shall change from time to time simultaneously with each change in the Alternate Base Rate), which interest rate shall be payable by the Borrower with respect to such amount(s) instead of the rate (if any) established by subsection (b) of this Section with respect thereto, and which interest amount(s) shall be payable upon demand (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding), subject, however, to the maximum rate permitted by Applicable Law as provided in Section
2.11 hereof.

        Section 2.05. Increased Costs, Capital Adequacy. (a) In addition to the payment of principal, interest and fees as stated in this Article, if there shall be any increase in the direct or indirect costs to the Lender of lending, funding or maintaining any Loan, or any reduction in any amount received or to be received by the Lender hereunder, due to:


SPAR ESOP Revolving Credit Agreement

(i) the introduction of or any change in any Applicable Law or the interpretation or administration thereof, including (without limitation) the imposition, modification or application of, or increase in, (A) any reserve, capital adequacy, special deposit, assessment or similar requirements, (B) any requirement to withhold or deduct from any amount payable to the Lender any taxes, levies, imposts, duties, fees, deductions, withholdings or charges of a similar nature (other than federal, state and local income and franchise taxes imposed upon the Lender), or any interest thereon or any penalties with respect thereto, imposed, levied, collected, assessed, withheld or deducted by any Authority, including subdivisions and taxing authorities thereof, or (C) any other restriction or condition affecting a Loan, the interest rate applicable thereto or this Agreement or any other Loan Instrument;

(ii) the compliance by the Lender with any regulation, guideline or request or change therein from any central Lender or other Authority (whether or not having the force of law);

(iii) therepayment, prepayment or other reduction, in whole or in part, of any Loan prior to the natural expiration of the applicable Interest Period, whether as a result of miscalculation, change in circumstance, consent of the Lender, acceleration of the Obligations or otherwise;

(iv) the failure by the Borrower to pay the accrued and unpaid interest on or repay the outstanding principal balance of any Loan, or any portion thereof, when required by the terms and provisions of this Agreement; or

(v) any increase in the Lender's cost of funds under the Senior Loan Documents, including (without limitation) any increase in interest rates or fees or any reimbursement to the Senior Lender of the kinds described in clauses (i) through (iv) of this subsection;

then the Borrower from time to time, upon demand by the Lender, shall pay to the Lender additional amounts sufficient to indemnify the Lender against and reimburse it for such increased costs and reduced receipts (but only to the extent such increased cost or reduced receipt has not already been included in the calculation of any interest rate or fee or otherwise reimbursed under any other subsection of this Section), including (without limitation) amounts sufficient to compensate the Lender for any breakage or other costs and any decrease in margin or other return incurred in connection with the repayment, prepayment or other reduction of any Loan and the liquidation or redeployment of the affected deposits or other funding arrangements, in each case including, without limitation, any and all amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding (irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding). In the event the Senior Lender requires the payment of any similar amount under the Senior Loan Documents, the Lender may demand that the Borrower pay to the Lender or its Affiliate additional amounts sufficient to compensate it for the portion of such amount proportional to the ratio of the Loans to the Senior Loans. A certificate as to the amount of such increased costs and reduced receipts submitted to the Borrower by the Lender shall be conclusive as to the existence and amount thereof absent manifest error. If the Lender has not received payment for such amounts within five (5) Business Days of the date of such certificate, the Lender may apply all or a portion of the next succeeding payment or prepayment made by the Borrower, whether intended by the Borrower to be interest, principal or otherwise, first to the reduction of the amounts of such increased costs and reduced receipts.

        (b) In addition to the payment of interest or fees under this Agreement, if the Lender or any of its Affiliates determines or has determined that (i) compliance with any existing or future Applicable Law, including (without limitation) any regulation, guideline or request from any central bank or other Authority (whether or not having the force of law), or any change therein or in the interpretation or administration thereof, affects or would affect the amount of capital required or expected to be maintained by the Lender or its Affiliate (taking into account its policies with respect to capital adequacy and desired rate of return on capital), and (ii) the amount of such capital is increased by or based upon any commitment or funding to the Borrower or any other obligation of the Lender or its Affiliates under or related to this Agreement or any other Loan Instrument (using such averaging, attribution and allocation methods as the Lender may reasonably deem appropriate), then the Borrower from time to time, upon demand by the Lender, shall pay to the Lender or its Affiliate additional amounts sufficient to compensate it for those circumstances, in each case including, without limitation, any and all amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding (irrespective of whether such amounts are allowed or allowable as claims in any such proceeding). In the event the Senior Lender requires the payment of any similar amount under the Senior Loan Documents, the Lender may demand that the Borrower pay to the Lender or its Affiliate additional amounts sufficient to compensate it for the portion of such amount proportional to the ratio of the Loans to the Senior Loans. A certificate as to the amount of such compensation submitted to the Borrower by the Lender shall be conclusive as to the existence and amount thereof absent manifest error. If the Lender has not received payment for such amounts within five (5) Business Days of the date of such certificate, the Lender may apply all or a


SPAR ESOP Revolving Credit Agreement
portion of the next succeeding payment or prepayment made by the Borrower, whether intended by the Borrower to be interest, principal or otherwise, first to the reduction of such billed amount.

        (c) In addition to the payment of increased costs and reduced receipts as provided in this Section (but without duplication of such amounts), as well as the payment of principal, interest and fees as stated elsewhere herein, the Borrower acknowledges and agrees that: in extending the Loans (rather than receiving a cash payment under the Stock Purchase Agreement) the Lender will be carrying a corresponding higher level of loans under the Senior Loan Documents; and accordingly, from time to time, upon demand by the Lender, the Borrower shall pay to the Lender or its Affiliate additional amounts sufficient to compensate it for its pro rata share (based on the ratio of the then outstanding balance of the Loans to the then outstanding balance of the loans under the Senior Loan Documents) of any and all fees, costs, reimbursements, expenses or other amounts (other than principal and interest and without duplication of the amounts covered by subsections (a) and (b) of this Section) owed by any Senior Borrower under the Senior Loan Documents, in each case including, without limitation, any and all amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding (irrespective of whether such amounts are allowed or allowable as claims in any such proceeding).

        Section 2.06. Voluntary and Mandatory Payments. (a) The Borrower may voluntarily prepay the Revolving Credit Loans, whether in full at any time or in part from time to time in integral multiples of $10,000 in an amount that is not less than $100,000, in either case without premium or penalty, by giving the Lender a signed notice of its election, or by giving the Lender notice of its election both by telephone and telecopy of a signed notice. Notice of such prepayment election (i) shall be delivered to the Lender at least three Business Days prior to the requested prepayment date (unless the Lender permits a shorter notice period in its sole and absolute discretion)and (ii) shall be irrevocable once given. The Borrower shall repay the Loans on the date and in the amount specified in such notice of prepayment election.

        (b) Each payment received by the Lender (including any such amount received by the Senior Lender and applied to the Senior Loans or any related obligation) on an Account Receivable of the Borrower (whether or not an Eligible Receivable, Eligible Unbilled Receivable or otherwise included in the Borrowing
Base) as and when collected shall be applied (or deemed to be applied in the case of such application by the Senior Lender) as a mandatory prepayment of the Obligations hereunder. In the event no monetary Obligations are then outstanding, such payments shall be deemed to be held as cash Collateral by the Lender with interest thereon at the Federal Funds Rate, although such payments in actuality may be commingled with the other funds of the Lender or its affiliates, or used to repay the Senior Loans and related Obligations, so long as a credit therefore is carried on the Books of the Lender in favor of the Borrower.

        (c) Each voluntary and mandatory prepayment made on the Obligations shall be applied first to reduce any unpaid or unreimbursed fees and expenses of the Lender under the Loan Instruments and Term Loan Documents until paid in full, then to reduce any accrued and unpaid interest until paid in full, then to reduce the Revolving Credit Loans until repaid in full, and thereafter in accordance with Section 2.08(d) hereof.

        (d) The Borrower shall repay the Revolving Credit Loans immediately at any time and from time to time in an amount by which the outstanding principal balance of the Revolving Credit Loans plus the Letter of Credit Amount together exceeds (i) the Line of Credit prior to the Overadvance Conversion Date and (ii) the lesser of Line of Credit or the Borrowing Base on and after the Overadvance Conversion Date.

        (e) [INTENTIONALLY OMITTED]

        (f) The Borrower shall repay the principal balance then outstanding under the Revolving Credit Loans in full on the Maturity Date.

        (g) The Borrower shall make an additional mandatory prepayment of the Loans promptly, but in any event within three Business Days, following each receipt of net cash proceeds by the Borrower in an amount equal to the net cash proceeds received in connection with (1) any voluntary sale, lease, transfer, assignment, liquidation or other disposition of (A) any equity interest in the Borrower or (B) any Collateral other than Inventory as expressly permitted by
Section 7.03(a) hereof or (2) any involuntary transfer, assignment, discontinuation, liquidation, condemnation, destruction or other disposition of any Collateral, in each case applied first as required under the Term Loan Agreement until all "Obligations" thereunder (and as defined therein) have been paid in full, and thereafter as provided in subsection (c) of this Section; provided, however, that the first $10,000 in the aggregate of net cash proceeds received by the Borrower in connection with any such asset disposition within any fiscal year shall be excluded for the purpose of determining such additional mandatory prepayments; and provided further that nothing in this subsection is intended, or shall be deemed or construed, to authorize or permit any sale or other disposition of any Collateral in violation of any term or


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                                      -21-
provision of this Agreement or any other Loan Instrument. To the extent applicable and not already reflected, the Borrower may in determining such net cash proceeds deduct reasonable and usual costs of voluntary disposition (other than payments to Affiliates), and real property and transfer taxes paid or currently payable in respect to the transaction, as well as the principal amount of any permitted purchase money indebtedness required to be repaid from the proceeds of any disposition of the underlying collateral. The Borrower shall give the Lender prompt notice of any occurrence that could result or has resulted in any of the events described above involving net cash proceeds in excess of $1,000, which notice shall specify the terms thereof, and upon the request of the Lender the Borrower shall give the Lender copies of all related documentation as it becomes available to the Borrower.

        (h) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Instrument, the Borrower acknowledges and agrees that the Letter of Credit Advances and any reimbursable amount or expense or other advance that is not described elsewhere in this Section and for which no due date or time period for payment is specified in this Agreement or any other Loan Instrument, together with interest thereon as provided in Section 2.04 hereof, shall be due and payable on demand, and that the representations, warranties, covenants and other terms and provisions of this Agreement and the other Loan Instruments set forth herein and therein are not intended and shall not be deemed or construed to limit the demand nature of the obligations of the Borrower in respect of such other amount, expense or advance hereunder and thereunder, without, however, in any way limiting the applicability of the terms and provisions of this Agreement and the other Loan Instruments in respect of any collateral or any of the other Loans or other Obligations of the Borrower.

        (i) The Obligations then outstanding shall be due and payable in full on the Maturity Date, and to the extent arising thereafter shall be due and payable on demand, in each case notwithstanding anything in this Article to the contrary.

        Section 2.07. Line of Credit Fee. The Borrower shall pay to the Lender on the first Business Day of January, April, July and October of each year during the Revolving Credit Period, and on the last day of the Revolving Credit Period, in arrears, commencing on the first such date following the Effective Date, a fee respecting the availability of the Line of Credit (the "Line of Credit Fee") equal to two percent (2.00%) per annum (computed on the basis of the actual number of days elapsed and a year of 360 days) of the average daily unadvanced portion of the Line of Credit during the then most recently concluded calendar quarter or portion thereof (with the Letter of Credit Amount being considered an advance under the Line of Credit).

        Section 2.08. Payments and Applications. (a) All payments of principal, interest, fees and other amounts due the Lender pursuant to this Agreement and the other Loan Instruments shall be made in U.S. Dollars in immediately available funds by 12:30 P.M. (New York City time) on the date payment is due to the Lender at its offices at 580 White Plains Road, Tarrytown, New York 10591, as otherwise provided in subsection (b) of this Section, or as otherwise instructed by the Lender. All advances and payments made pursuant to this Agreement and the other Loan Instruments may be recorded by the Lender on its books and records, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error. The Lender in its sole and absolute discretion at any time and from time to time (whether prior to any transfer or production of any Note or otherwise) may endorse or otherwise list (in whole or in part) on any Note or on any schedule thereto prepared by the Lender the date, amount, type and/or other pertinent characteristic of any advance or other Loan or any interest rate or Interest Period applicable thereto and/or all payments of principal on any Loan or other Obligation.

        (b) The parties intend that payments of the Obligations will be made through the wire transfer of immediately available funds to the Lender to such account as the Lender from time to time may direct by written notice to the Borrower, as and when such Obligations become due. The Obligations shall be deemed to have been paid or repaid only to the extent of the immediately available funds actually received from any Loan Party and applied to the Obligations notwithstanding any internal procedure of the Lender to the contrary.

        (c) Should any payment become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, in the case of any payment of principal, interest shall be payable thereon at the rate per annum specified in this Agreement during such extension.

        (d) Except as otherwise provided in this Agreement, so long as no Event of Default or Default is then continuing, any funds received by the Lender from or on behalf of any Loan Party (whether pursuant to any of the terms and provisions of this Agreement or any other Loan Instrument) shall be applied to the following items in the manner and order reasonably designated by the Borrower to the extent permitted by


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

Applicable Law; provided, however, that absent such designation or during the continuance of any such Event of Default or Default, those funds (including the net cash proceeds from any Collateral) instead may be applied by the Lender to the following items in such order and manner as may be determined by the Lender in its sole and absolute discretion to the extent permitted by Applicable Law:

(i) the payment to or reimbursement of the Lender for any fees and expenses for which it is entitled to be paid or reimbursed pursuant to any of the provisions of this Agreement and the other Loan Instruments;

(ii)    the  payment of accrued  and unpaid  interest  on the  Revolving  Credit
        Loans;

(iii)   the payment of due and unpaid principal on the Revolving Credit Loans;

(iv) the establishment or maintenance of any cash collateral required or permitted under any Loan Instrument;

(v) the payment in full of all other Obligations under this Agreement and the other Loan Instruments; and

(vi) the payment in full of all "Obligations" under (and as defined in) the Term Loan Agreement.

        Section 2.09. Taxes. Any and all payments made by any Loan Party under this Agreement or any other Loan Instrument shall be made free and clear of and without any reduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and any and all liabilities and obligations with respect thereto, excluding, however, such taxes as are imposed on the Lender by the jurisdiction of its organization or its lending office engaged in the Loans (or any political subdivision thereof) with respect to the income or franchise of the Lender (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter collectively referred to as the "Taxes"). In addition, the Loan Parties shall (on a joint and several basis) pay, as and when due, any and all present or future stamp or documentary taxes or other excise or property taxes, charges or similar levies that may arise from any execution, delivery, performance, existence or registration of this Agreement or any other Loan Instrument or any payment made hereunder or thereunder (collectively, "Other Taxes"). If any Loan Party shall be required by Applicable Law to deduct any Taxes or Other Taxes from or in respect of any sum payable to the Lender under this Agreement or any other Loan Instrument, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions, the Lender shall receive an amount equal to the sum the Lender would have received if no such deductions had been made, (ii) the Loan Party shall make such deductions, and (iii) the Loan Party shall pay the full amount deducted to the relevant taxation Authority or other Authority in accordance with Applicable Law. Within 30 days after the date of any payment of Taxes or Other Taxes by a Loan Party, the Loan Party will furnish to the Lender the original or a certified copy of a receipt evidencing payment or other documentation reasonably satisfactory to the Lender evidencing payment. The Loan Parties will furnish to the Lender, upon the Lender's request from time to time, an officer's certificate stating that, to the knowledge of the signer, all Taxes and Other Taxes that are or have become due have been paid. The Loan Parties shall (on a joint and several basis) indemnify and reimburse the Lender on demand (payable within 30 days of written demand) for the full amount of Taxes or Other Taxes paid by the Lender (as the case may be) and any and all claims, liabilities, losses and expenses (including, without limitation, penalties, interest, and attorneys and other professional expenses, disbursements and fees) of the Lender arising therefrom or related directly or indirectly thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. In the event the Senior Lender requires the payment of any similar amount under the Senior Loan Documents, the Lender may demand that the Borrower pay to the Lender or its Affiliate additional amounts sufficient to compensate it for the portion of such amount proportional to the ratio of the Loans to the Senior Loans.

        Section 2.10. Lost or Damaged Notes. In the event of the loss, theft or destruction of a Note, the Borrower shall execute and deliver an identical new Note to the Lender in substitution therefor upon the receipt by the Borrower of
(i) notice from the Lender confirming such event and (ii) if requested by the Borrower, an indemnity agreement from the Lender in such form and substance as may be acceptable to the Lender and reasonably acceptable to the Borrower. In the event of the mutilation of or other damage to a Note, the Borrower shall execute and deliver an identical new Note to the Lender in substitution therefor, following which the Lender will return the mutilated or damaged Note to the Borrower.

        Section 2.11. Maximum Interest Rate. It is the intention of the Lender and the Borrower that the interest (as defined under Applicable Law) on the Loans that may be charged to, collected from or received from the Borrower shall not exceed the maximum rate permissible under Applicable Law. Accordingly, anything in this Agreement, any Note or any other Loan Instrument to the contrary notwithstanding, in the event any interest (as so defined) is charged to, collected from or received from the Borrower by the Lender pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum


SPAR ESOP Revolving Credit Agreement

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

shall be applied to the reduction of the outstanding principal balance of the Loans and the other Obligations (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full of the Obligations shall be returned by the Lender to the Borrower.

        Section 2.12. Guaranty of Payment and Expenses. Each Guarantor (on a joint and several basis with the other Guarantors) hereby absolutely, unconditionally and irrevocably guaranties to the Lender the full and punctual payment and satisfaction of the Borrower's Obligations as and when due, whether at stated maturity, by acceleration or otherwise, and agrees to pay and satisfy in full any and all expenses that may be paid or incurred by the Lender in the collection of all or any portion of the Borrower's Obligations or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Lender under this Agreement or any other Loan Instrument, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower's Obligations. The Lender in its sole and absolute discretion shall be entitled to demand payment of the Borrower's Obligations (in whole at any time, or in part from time to time) from the Guarantors (or any of them) under this Agreement upon the occurrence and during the continuance of any Event of Default. If the Lender makes such a demand: (a) any and all principal, interest and other Borrower's Obligations outstanding or accrued under any Note and/or any other Loan Instrument shall be deemed to be immediately due and payable in full (or for the item(s) in the amount(s) demanded if a partial demand was made), all without presentment, protest, demand or notice of any kind, all of which are expressly waived by each Guarantor (and in the case of a partial demand, without in any way affecting any of the Guarantors' Obligations with respect to the balance of the Borrower's Obligations not demanded); and (b) each Guarantor (on a joint and several basis with the other Guarantors) shall immediately pay to the Lender the amount demanded in full.

        Section 2.13. Continuing Guaranty and Agreement, Payment in Accordance with Terms, Etc. Each Guarantor covenants and agrees that: (a) its guaranty hereunder is a continuing guaranty of the full and timely payment and satisfaction of the Borrower's Obligations, and not guarantying collectibility only, and the security interests granted by it hereunder are continuing security interests securing the full and timely payment and satisfaction of the Borrower's Obligations or the Guarantors' Obligations, and not securing collectibility only, in each case whether the Borrower's Obligations or the Guarantors' Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero; (b) the Mortgagor's Guaranty may not be revoked or terminated by any Guarantor until such time as the Borrower's Obligations and the Guarantors' Obligations shall have been fully paid and satisfied; (c) none of the Borrower's Obligations or the Guarantors' Obligations shall be deemed to have been otherwise fully paid and satisfied so long as any Loan Instrument (other than the Mortgagor's Guaranty) shall have any continuing force or effect; and (d) the Borrower's Obligations and the Guarantors' Obligations will be paid and satisfied in full in accordance with the terms and provisions of the Loan Instruments without regard to any applicable law now or hereafter in effect in any jurisdiction, including (without limitation) any applicable law that might in any manner affect any of those terms and provisions or any of the rights, powers, privileges, remedies and interests of the Lender with respect thereto, or that might cause or permit to be invoked any alteration in the time, amount or manner of payment of any of the Borrower's Obligations, the Guarantors' Obligations or any Surety's Obligations by the Borrower, any Guarantor, any Surety or any other person (other than the Lender).

        Section 2.14. Agreement Absolute, Survival of Representations, Etc. Each of the collateral grants, guaranties and other payment obligations, representations and warranties (as of the date(s) made or deemed made), covenants, waivers and other agreements of each Guarantor (whether individual, joint, several or otherwise) contained in this Agreement and the other Loan
Instruments: (a) shall be absolute, irrevocable and unconditional, irrespective of (among other things) the validity, legality, binding effect or enforceability of any of the other terms and provisions of this Agreement or any other Loan Instrument or any other event described in this Section; (b) shall survive the execution and delivery of this Agreement and the other Loan Instruments, and any and all advances, repayments and readvances of any or all of the monies to be lent hereunder and thereunder; (c) shall remain and continue in full force and effect without regard (i) to whether the Loans or other Borrower's Obligations, Guarantors' Obligations or Surety's Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero, (ii) to any extension or change in the time, manner, place and other terms and provisions of payment or performance of any one or more of the Loans or other Borrower's Obligations, any Guarantors' Obligations or any Surety's Obligations, (iii) to any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of any term or provision of this Agreement or any other Loan Instrument (except as and to the extent expressly modified by the terms and provisions of any such waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement), (iv) to any acceptance by the Lender of
(A) any partial or late payment, which shall not constitute a satisfaction or waiver of the full amount then due or the


SPAR ESOP Revolving Credit Agreement
resulting Default or Event of Default, or (B) any payment during the continuance of any Default or Event of Default, which shall not constitute a waiver or cure thereof; and the Lender may accept or reject any such payment without affecting any of its rights, powers, privileges, remedies and other interests under this
Agreement, the other Loan Instruments and applicable law; (v) to any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Lender under any Loan Instrument or applicable law, against the Borrower, any Surety or any other Person or with respect to any of the Borrower's Obligations, Guarantors' Obligations, any Surety's Obligations, any other obligations or any collateral or security interest therein, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), (vi) to any surrender, repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing, liquidation or disposition respecting any collateral or setoff respecting any account or other asset in accordance with the Loan Instruments or applicable law (except as and to the extent the Borrower's Obligations have been permanently reduced by the application of the net proceeds thereof), (vii) to the perfected or non-perfected status or priority of any mortgage or other security interest in any such collateral, which may be held without recordation, filing or other perfection (whether intentionally or otherwise), (viii) to any release, settlement, adjustment, subordination or impairment of all or any part of the Borrower's Obligations, Guarantors' Obligations, any Surety's Obligations, any other obligations or any collateral or any security interest therein, whether intentionally or otherwise (except as and to the extent expressly modified by the terms and provisions of any such release, settlement or adjustment), (ix) to any extension, stay, moratorium or statute of limitations or similar time constraint under any applicable law, (x) to any investigation, analysis or evaluation by the Lender or its designees of the assets, business, operations, properties or condition (financial or otherwise) of the Borrower, any Guarantor, any other Surety, or any other person, (xi) to any application to any obligations of the Borrower, any Guarantor or any other Surety other than any Borrower's Obligations, Guarantors' Obligations or Surety's Obligations of (A) any payments from such person not specifically designated for application to the Borrower's Obligations, Guarantors' Obligations or Surety's Obligations or (B) any proceeds of collateral from such person other than from the Collateral, (xii) to any sale, conveyance, assignment, participation or other transfer by the Lender (in whole or in part) to any other person of any one or more of this Agreement and the other Loan Instruments or any one or more of the rights, powers, privileges, remedies or interests of the Lender herein or therein, (xiii) to any act or omission on the part of the Lender or any other person, or (xiv) to any other event or circumstance that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a borrower, co-obligor, indemnitor, guarantor, pledgor or surety; in each case in such manner and order, upon such terms and provisions and subject to such conditions as the Lender may deem necessary or desirable in its sole and absolute discretion, and without notice to or further assent from the Borrower, any Guarantor, any other Surety, or any other person (except for such notices as may be expressly required to be given to such party under the applicable Loan Instrument); (d) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that may have against the Lender, any Surety or any other person; (e) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Borrower, any Guarantor, any other Surety, or any other person, or the inability of any of them to pay their respective debts or perform or otherwise satisfy their respective obligations as they become due for any reason whatsoever; and (f) shall remain and continue in full force and effect without regard to any of the foregoing acts, circumstances or events (i) until all of the Borrower's Obligations and Guarantors' Obligations have been fully paid and satisfied and (ii) thereafter with respect to any and all events occurring prior to such payment and satisfaction and any and all resulting claims, liabilities, losses and expenses (including, without limitation, the attorneys' disbursements, expenses and fees), whenever incurred or asserted. Notwithstanding the foregoing in this Section, however, each Guarantor retains the defense of indefeasible payment to the extent actually paid.

        Section 2.15. Subordination of Indebtedness, Subrogation and Contribution Rights, Etc. Each Guarantor covenants and agrees that until the Borrower's Obligations and Guarantors' Obligations have been fully paid and satisfied, any and all Subordinated Rights of such Guarantor shall be subordinate and inferior in priority and dignity to the Borrower's Obligations and Guarantors' Obligations and shall not be entitled to any payment or satisfaction (in whole or in part) until, all of the Borrower's Obligations and Guarantors' Obligations have been fully paid and satisfied. Until such time (if ever) as the Borrower's Obligations and Guarantors' Obligations have been fully paid and satisfied: (A) no Guarantor shall seek any payment or exercise or enforce any right, power, privilege, remedy or interest that such Guarantor may have with respect to any Subordinated Right and (B) any payment, asset or property delivered to or for the benefit of any Guarantor in respect of any Subordinated Right shall be accepted in trust for the benefit of the Lender and shall be promptly paid or delivered to the Lender to be credited and applied to the payment and satisfaction of the Borrower's Obligations and Guarantors' Obligations, whether contingent, matured or unmatured, or to be held by the Lender as additional collateral, as the Lender may elect in its sole and absolute discretion. Each Guarantor hereby acknowledges and agrees that pursuant to this Agreement such Guarantor has granted to the Lender a continuing security interest in and to any and all Subordinated Rights of such Guarantor, together with


SPAR ESOP Revolving Credit Agreement
the proceeds thereof and all payments and other distributions with respect thereto. In addition to the rights, powers, privileges, remedies and interest accorded to the Lender by this Agreement or applicable law, the Lender may exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest pertaining to any Subordinated Right to the same extent as if the Lender were the outright owner thereof.

        Section 2.16. Waiver of Impairment of Subrogation and Other Rights. Each Guarantor acknowledges and agrees that: (a) the amounts (if any) that potentially could be realized by such Guarantor (or any other Guarantor), as well as the enforceability, practicality or value of any right, power, privilege, remedy or interest of such Guarantor (or any other Guarantor), under or in respect of any Subordinated Right may be substantially reduced or limited or completely eliminated by any one or more of the following (either individually or in the aggregate): (i) the delay inherent in the subordination of those rights under this Agreement, (ii) payments by the Borrower, any Guarantor, any Surety or any other person to the Lender or any other person,
(iii) any foreclosure, sale, lease or other liquidation or disposition or realization respecting any collateral, (iv) any action or inaction by the Lender or any other person authorized or waived by the Borrower, any Guarantor or any other authorized person, whether under this Agreement or otherwise, or contemplated, permitted or provided for under this Agreement, any other Loan Instrument or applicable law, (v) the exercise or enforcement by the Lender of any one or more of the Lender's rights, powers privileges, remedies and interests of the Lender under any Loan Instrument or applicable law, or (vi) any adverse change (however material) in the assets, business, operations, properties, or condition (financial or otherwise) of the Borrower, any Guarantor, any Surety or any other person arising out of or related directly or indirectly to any of the foregoing; (b) the Lender is not acting as an agent, trustee or other representative (regarding collateral or otherwise) with respect to any Subordinated Right; (c) the Lender may exercise or enforce any of the Lender's rights, powers, privileges, remedies or interests under the Loan Instruments or applicable law without any consideration of or regard to any Subordinated Right or any direct or indirect adverse effect thereupon (however material); (d) no Guarantor shall be entitled to any payment or other asset or property (or any part thereof) delivered to or otherwise realized by the Lender on account of the Borrower's Obligations, Guarantors' Obligations or Surety's Obligations or to any accounting thereof; (e) none of the foregoing (whether individually or in the aggregate) shall (i) release, limit or otherwise affect the liability of any Guarantor to the Lender under this Agreement or any other Loan Instrument, or (ii) give rise to any action, claim, counterclaim, right of setoff or recoupment, defense, or other remedy on the part of the Borrower, any Guarantor, any Surety or any other person, irrespective of frequency, direct or indirect effect, materiality or direct or indirect consequences; and (f) no Guarantor shall raise any, and each Guarantor hereby expressly waives and releases each and every, such action, claim, counterclaim, right of setoff, or recoupment, defense, or other remedy.

        Section 2.17. Bankruptcy. In the event the Lender is not permitted or is otherwise unable (because of the pendency of any Bankruptcy Proceeding or other proceeding) to accelerate or demand payment of any of the Borrower's Obligations or Guarantors' Obligations, but otherwise would have been permitted to do so at such time pursuant to any Loan Instrument, the Lender may demand payment in full, may proceed against any of the Collateral and may exercise and enforce the Lender's other rights, powers, privileges, remedies and interests under this Agreement or any other Loan Instrument to which any Guarantor is a party as if the Borrower's Obligations and/or Guarantors' Obligations had been duly accelerated and payment had been duly demanded, and no Guarantor shall raise, and each Guarantor hereby expressly waives and releases, any claim or defense with respect to such deemed acceleration.

        Section 2.18. Letters of Credit. (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, in lieu of a cash advance under the Line of Credit the Lender in its sole and absolute discretion may issue or cause the issuance of Letters of Credit from time to time upon the request of the Borrower up to a cumulative maximum face amount (whether or not advanced) not to exceed $250,000 (unless the Lender permits a greater amount in its sole and absolute discretion) in order to secure the debts or obligations of the Borrower or its designee; provided that the Lender's agreement to consider the issuance of Letters of Credit shall terminate on the first to occur of the Maturity Date and the expiration of the Revolving Credit Period; and provided further that the Lender may not consider the issuance of any Letter of Credit if the face amount of the Letter of Credit to be issued plus the sum of the Letter of Credit Amount and the principal balance outstanding under the Revolving Credit Loans together would exceed (i) the Line of Credit prior to the Overadvance Conversion Date and (ii) the lesser of Line of Credit or the Borrowing Base on and after the Overadvance Conversion Date.

        (b) The Borrower may request that a Letter of Credit be issued pursuant to subsection (a) of this Section by giving the Lender a signed notice of its request, or by giving the Lender notice of its request both by telephone and telecopy of a signed notice and promptly confirming its request by delivery of the original copy of the signed notice to the Lender. The notice requesting a Letter of Credit (i) shall be delivered to the Lender at least ten Business Days prior to the requested Letter of Credit Issuance Date (unless the Lender permits a shorter notice period in its sole and absolute discretion), (ii) shall be deemed to have been delivered on


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

the following Business Day unless actually received by the Lender prior to 11:00 A.M. (New York City time) on a Business Day, (iii) shall be irrevocable once given, and (iv) shall specify (A) the requested Letter of Credit Issuance Date, face amount and expiration date of the desired Letter of Credit, (B) the beneficiary to whom it is to be issued (each a "Letter of Credit Beneficiary"), and (C) the purpose for which the Letter of Credit is being requested. On or before the requested Letter of Credit Issuance Date, the Borrower also must complete and deliver to the Lender an application for each requested Letter of Credit in form and substance acceptable to the Lender and issuer and pay the issuer's normal application and issuance fees for each requested Letter of Credit. Each requested Letter of Credit shall be in a face amount of not less than $10,000 and shall terminate no later than the first anniversary of the Letter of Credit Issuance Date or the scheduled expiration of the Revolving Credit Period, whichever occurs first. The issuance of each Letter of Credit is subject to compliance on the Letter of Credit Issuance Date with the conditions precedent to obtaining an Advance under this Agreement, subject to the Lender being able to obtain such issuance from the Senior Lender or other issuer, and subject always to the sole and absolute discretion of the Lender. Each Letter of Credit will be issued on a standard form of the issuing bank then in effect .
Unless the issuer's standard form provides otherwise, each Letter of Credit shall be governed by and construed in accordance with: (a) the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication 500LF, as supplemented, revised and restated from time to time (the "UCP"); and (b) to the extent the UCP is not dispositive, the Applicable Law pertaining in the State of New York (including the UCC). The requested Letter of Credit may be delivered by the Lender to the Letter of Credit Beneficiary, to the Borrower or to such other Person as the Borrower reasonably may request. The Letters of Credit may not be transferred or assigned without (x) the prior written consent of the Lender and issuer, (y) submission to the Lender of a notice of transfer in the form annexed to the Letter of Credit, and (z) the payment of the issuer's normal transfer fee.

        (c) Each of the Letters of Credit may be drawn upon by presentment to the Lender, at its office (or such other office as may be specified therein), of the original Letter of Credit, duly endorsed by the Letter of Credit Beneficiary (which presentment may be waived by the Lender with respect to Letters of Credit permitting multiple drawings), together with a sight draft payable to the Letter of Credit Beneficiary or its order and the Letter of Credit Beneficiary's certificate that it is entitled to the amount of the sight draft as a result of nonpayment of the obligations thereby secured, each substantially in the form annexed to the relevant Letter of Credit. The promissory note or other instrument evidencing the obligation thereby secured, duly endorsed to the Lender, also shall be presented with the Letter of Credit if that obligation will be paid in full as a result of the payment in accordance with the Letter of Credit. If the relevant note or other instrument will not be so paid in full, the Lender (in its sole and absolute discretion) may require that the Person presenting the Letter of Credit present it to the Lender for copying and return. The Lender or issuer may accept any draft, certificate or other document reasonably conforming in form and substance to the requirements described in the Letter of Credit and the forms annexed thereto, and may afford the Letter of Credit Beneficiary notice of and an opportunity to correct non-conforming items capable of cure, each in the sole and absolute discretion of the Lender or issuer and without any notice to or assent from the Borrower. The Lender, any other issuer and their respective Representatives may in good faith (without inquiry) with respect to a particular Letter of Credit: (i) act in reliance upon any written, telegraphic, facsimile, electronic, telephonic, oral or other request, notice or communication believed to be from, by, on behalf of or authorized by the Borrower, the Letter of Credit Beneficiary or their respective Representatives, successors or assigns, whether or not from or signed by an authorized Person; (ii) accept or pay as complying with the terms of the relevant Letter of Credit any drafts or other documents that appear on their face (A) to be reasonably conforming to the required forms or (B) to be issued or signed by the Letter of Credit Beneficiary or other proper party or their respective Representatives, successors or assigns (including, without limitation, any bankruptcy trustee or similar official); (iii) reject any presentment, draft or other document that it determines (in its sole and absolute discretion) to not conform to the requirements of the Letter of Credit or this Agreement; or (iv) act or refrain from acting in reliance upon or in accordance with the UCP, Applicable Law (including, without limitation, statutes, orders, regulations, decisions or directives) or customs in effect in the place of issuance, confirmation, presentment, negotiation or payment of the Letter of Credit.

        (d) Each amount paid by the Lender or its designee pursuant to a Letter of Credit or otherwise in respect of the obligation thereby secured (a "Letter of Credit Advance") shall be repaid by the Borrower to the Lender on the same day payment is made by the Lender or its designee. If a Letter of Credit Advance is not so repaid (without, however, in any way consenting to such non-payment),
(i) such Letter of Credit Advance shall be deemed to be an Advance of a Revolving Credit Loan and shall be repayable ON DEMAND, together with interest thereon at the rate specified in this Article for overdue payments of the Loans (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in such proceeding), pursuant to the terms and provisions of this Agreement notwithstanding any term or provision contained in any Letter of Credit application to the contrary, and (ii) the resulting default shall not be deemed or construed to have been cured until payment has


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

been duly made. Nothing in this subsection, however, is intended to limit the ability of the Borrower to request an Advance prior to an anticipated Letter of Credit payment date or (assuming satisfaction of the requisite conditions) to apply the proceeds thereof to the payment of a Letter of Credit Advance.

        (e) The Borrower shall pay to the Lender on each of the quarterly anniversaries of the issuance of each outstanding Letter of Credit, in advance, a fee respecting each Letter of Credit (the "Letter of Credit Fee") for the quarter commencing with that date (computed on the basis of the actual number of days in such quarter and a year of 360 days) equal to six percent (6.00%)per annum of the unadvanced face amount thereof, with such amount being determined as of the Business Day immediately preceding the quarterly payment date (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding); provided that the Borrower shall pay that fee on the Letter of Credit Issuance Date, in advance, for the forthcoming quarter[; and provided further that the minimum fee for any Letter of Credit shall be two percent (2.00%) of the face amount irrespective of any shorter expiry. The Borrower also shall pay to the Lender any and all customary fees (without duplication of the Letter of Credit Fee), commissions and/or charges of the Lender for any increase, extension, renewal, amendment or transfer of the Letter of Credit. The Borrower also shall pay to the Lender or issuer any and all customary fees (without duplication of the Letter of Credit
Fee), commissions and/or charges of the Lender for any increase, extension, renewal, amendment or transfer of the Letter of Credit. The Borrower also shall pay to the Lender any fees or other charges of any other issuer or any participant, correspondent, confirming bank, custodian or designee of the Lender or other issuer involved with the Letter of Credit.

        (f) In addition to the payments of principal, interest and fees as stated above, if there shall be any increase in the direct or indirect costs to the Lender of issuing, causing the issuance of or maintaining a Letter of Credit, or any reduction in any amount received or to be received with respect to a Letter of Credit by the Lender hereunder, due to:

(i) the introduction of or any change in any Applicable Law or the interpretation or administration thereof, including (without limitation) the imposition, modification or application of (A) any reserve, capital adequacy, special deposit, assessment or similar requirement respecting Letters of Credit issued by, assets held by, or deposits in or for the account of the Lender or other issuer of a Letter of Credit, (B) any requirement to withhold or deduct from any amount payable to the Lender hereunder, or payable directly or indirectly to the issuer of a Letter of Credit, any taxes, levies, imposts, duties, fees, deductions, withholdings or charges of a similar nature (other than federal, state and local income and franchise taxes imposed upon the Lender), or any interest thereon or any penalties with respect thereto, imposed, levied, collected, assessed, withheld or deducted by any governmental Authority, including subdivisions and taxing authorities thereof, or (C) any other restriction or condition affecting a Letter of Credit or this Agreement; or

(ii) the compliance by the Lender or other issuer of a Letter of Credit with any regulation, guideline or request from any central bank or other Authority (whether or not having the force of law);

then the Borrower from time to time, upon demand by the Lender, shall pay to the Lender additional amounts sufficient to indemnify the Lender or other issuer against and reimburse the Lender or other issuer for such increased costs and reduced receipts. A certificate as to the amount of such increased costs and reduced receipts submitted to the Borrower by the Lender shall be conclusive as to the existence and amount thereof absent manifest error. If the Lender has not received payment for such amounts by the time it receives from the Borrower the next succeeding payment or prepayment of a portion of the Obligations, whether intended by the Borrower to be interest, principal or otherwise, the Lender may apply such payment or prepayment first to the reduction of the amounts of such costs and receipts.

        (g) The Obligations shall not otherwise be deemed to have been fully paid or satisfied until all of the Letters of Credit have been paid (and the corresponding Letter of Credit Advance repaid by the Borrower) or have been surrendered to the Lender for return to and cancellation by the issuer(s) thereof; provided that any Letter of Credit that has not been presented for payment shall be deemed for this purpose to have been canceled on the forty-fifth day following the stated expiry date, without, however, relieving the Borrower of any of the Obligations with respect to any such Letter of Credit that is in the process of payment.

        (h) In addition to the payment of fees and other amounts as stated above, after notice from the Lender during the continuance of any Event of Default prior to maturity, and at all times on and after the Maturity Date, the Borrower shall pay to the Lender a fee respecting the Letters of Credit outstanding from time to time during such period(s) equal to four percent (4.00%) per annum of the outstanding face amount thereof (computed on the basis of the actual number of days elapsed and a year of 360 days), which amounts shall be


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                                      -28-
payable by the Borrower at the same times as the regular interest payments on the Loans required by Section 2.04 of this Agreement (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such fees and other amounts are allowed or allowable as claims in any such proceeding), subject, however, to the maximum rate permitted by Applicable Law as provided in Section 2.11, hereof.

        (i) Each of the payment obligations, covenants and other obligations and agreements of the Borrower contained in this Agreement and the other Loan Instruments shall be paid and satisfied by the Borrower strictly in accordance with their terms in each case without regard to, none of the Lender, any other issuer and their respective Representative shall have any liability or responsibility for, and the Borrower hereby expressly waives any claim or defense against or in respect of each such Person with respect to: (i) any payment or other action or inaction under or with respect to any Letter of Credit in accordance with the terms and provisions of the relevant Letter of Credit, this Agreement or any other Loan Instrument; (ii) any payment against presentation of any required draft or other document that does not reference, or incompletely or incorrectly references, the existence, amount, date, number or other aspect of the relevant Letter of Credit; (iii) any presentment or payment under or with respect to any Letter of Credit after the expiry thereof in reliance upon or in accordance with the UCP, Applicable Law (including, without limitation, statutes, orders, regulations, decisions or directives) or customs in effect in the place of issuance, confirmation, presentment, negotiation or payment of the Letter of Credit; (iv) the form, validity, sufficiency, completeness, accuracy, genuineness or legal effect of (A) any Letter of Credit,
(B) any draft or other document required or permitted under the relevant Letter of Credit, this Agreement or any other Loan Instrument, or (C) any instrument or document transferring or assigning the Letter of Credit, any rights or benefits thereunder or any proceeds thereof (in whole or in part), or purporting to do so, even if any of them should in fact prove to be in any or all respects invalid, insufficient, ineffective, incomplete, inaccurate, fraudulent or forged; (v) the failure of any Person to surrender, obtain, forward or otherwise deal with the Letter of Credit or any other document other than the surrender and obtaining of any drafts or other documents specifically required by the terms of the Letter of Credit; (vi) any failure to note the amount of any draft on the reverse of the Letter of Credit; (vii) any and all errors, omissions, interruptions or delays in transmission or delivery of any notice, request, demand or other communication permitted or required to be given under this Agreement or any other Loan Instrument, whether by mail, cable, telegraph, telex, telecopy or otherwise, whether or not an error in processing, cipher, translation or otherwise or an error in interpretation (of technical terms or otherwise); (viii) any loss or delay in the delivery of any draft, document or proceeds; (ix) the existence, character, quality, quantity, condition, packing, value, or delivery of any goods or other property relating to any Letter of Credit, the time, place, manner or order in which shipment may have been made, the existence, form, validity, sufficiency or legal effect of any insurance covering or purporting or required to cover any such goods, or any act or omission of any insurer, shipper, warehouseman, carrier, correspondent or other Person; or (x) without limiting the foregoing, any consequences arising from causes beyond the control of the Lender, any other issuer or any of their respective Representatives or any act or omission by any of them not done or omitted in bad faith (each of which provision, if contained in the Letter of Credit itself, may be waived by the Lender or other issuer in its sole and absolute discretion). If the Letter of Credit provides that payment is to be made by a designated Representative of the Lender or other issuer, none of the Lender, any other issuer or any of their respective Representatives (other than such designated Representative) shall be responsible or otherwise liable for the failure of any document specified in the Letter of Credit to come into the hands of the Lender or other issuer or for any delay in connection therewith, and the obligation of the Borrower to reimburse the Lender or any other issuer for payments made or obligations incurred shall not be affected by such failure or delay in the receipt by the Lender or any other issuer of any or all of such documents whether sent to the Lender or any other issuer in one or multiple mailings. In any event, neither the Lender nor any other issuer shall be responsible for any error, neglect, suspension or insolvency of any of the Representatives of the Lender or other issuer designated to confirm or pay with respect to any Letter of Credit. The Borrower acknowledges and agrees that this Agreement has been entered into and all Letters of Credit have been obtained by the Borrower for commercial purposes. The Borrower agrees that it will not raise (as a defense or otherwise), and hereby expressly waives, any immunity or exemption from liability, jurisdiction, forum or service that may now or hereafter be accorded to the Borrower, its Representatives or their respective assets and properties. The preceding agreements and waivers are not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any (and is in addition to each) other release, waiver, consent, waiver, exculpation, indemnification, permitted action or other similar term or provision of this Agreement or any other Loan Instrument.


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

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

        To induce the Lender to enter into this Agreement and the other Loan Instruments to which it is a party and to make and continue the Loans to the Loan Parties, the Loan Parties jointly and severally represent and warrant to the Lender as follows in each Section of this Article:

        Section 3.01. Organization, Powers, Etc. Each Loan Party: (a) is duly organized, validly existing and in good standing under the laws of its state of incorporation, which state is correctly set forth in the Introduction hereto (i.e., first paragraph of this Agreement); (b) has the power and authority to carry on its business as now conducted and to own or hold under lease the assets and properties it purports to own or hold under lease; (c) is duly qualified, licensed or registered to transact its business and in good standing in every jurisdiction in which it purports to or carries on its business or holds under lease any of its assets and properties; (d) has the power and authority to execute and deliver this Agreement and each of the other Loan Instruments to which it is or will be a party and to perform all of its obligations hereunder and thereunder; and (e) has its executive office and principal place of business at the address set forth in the Introduction, which has been so since its organization.

        Section 3.02. Separate Legal Entity, Etc. (a) The full, complete and correct legal name of each Loan Party is set forth in the Introduction hereto (i.e., first paragraph of this Agreement) and on the signature page hereto, and has never been changed and is and has been the only name ever used by such Loan Party. Each Loan Party has at all times: (i) done business exclusively under its own name and employer and taxpayer identification numbers, held itself out to the public as a legal entity separate and distinct from any other Person (and not as a department or division of someone else), and corrected any misunderstandings known to it regarding the separate identity of each Loan Party; (ii) used its own separate stationery, invoices and checks; (iii) used its own logos and trademarks and not shared any common logo or trademark with any other Person; (iv) observed all corporate or equivalent formalities for maintaining its status as a valid separate entity; (v) maintained its records, books of account, bank accounts and other assets and properties separate and apart from those of any other Person and not commingle any of them with those of any other Person; (vi) promptly corrected any other Person's misunderstanding as to (A) the identity of such Loan Party or any Affiliate with whom such other Person is transacting business, or (B) such Loan Party's alleged responsibility for the Indebtedness or other obligations of any other Person; (vii) allocated fairly and reasonably any overhead expenses that are shared with each relevant Affiliate, including paying for office space and services performed by any employee of an Affiliate or vice versa; and (viii) maintained a sufficient number of employees or independent contractors in light of its business operations.

        (b) No Loan Party has at any time: (i) engaged in any business or activity other than the ownership and operation and maintenance of its incentive marketing business, and activities incidental thereto; (ii) acquired or owned any assets other than the securities of such subsidiaries and such assets as may be incidental thereto; (iii) merged into or with or consolidated with any Person or entity or changed its legal structure; and (iv) entered into any agreement or arrangement that would not have been permitted after the date hereof under
Section 6.11 hereof.

        Section 3.03.  Consents,  Etc. Except as already  obtained and listed on
Schedule 3.03 hereto, no consent, approval or authorization of, or registration, declaration or filing with, any Authority or other Person (including, without limitation, the shareholders of any Loan Party) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by any Loan Party of this Agreement or any other Loan Instrument to which such Loan Party is or will be a party or the legality, validity, binding effect or enforceability of any of their respective representations, warranties, covenants and other terms and provisions. Each franchise, license, certificate, authorization, approval or consent from any Authority necessary to the present conduct of the business and operations of each Loan Party, or required for the acquisition, ownership, improvement, operation or maintenance by each Loan Party of any portion of the assets and properties it now owns, operates or maintains, has been obtained and validly granted, is in full force and effect and constitutes valid and sufficient authorization therefor.

        Section 3.04. No Restriction on Borrowing Ability, Etc. (a) No Loan Party is regulated by or otherwise subject to any Applicable Law that directly or indirectly limits or otherwise restricts or governs its ability to incur, continue or repay Indebtedness, to provide Credit Support or to grant security interests or other Liens in or to any of its assets and properties as security for the Indebtedness of itself or others or its Credit Support for others. Without limiting the generality of the foregoing:

        (b) Except as expressly permitted by Section 6.09 hereof, no part of the proceeds of the Loans will be used to purchase or carry any Margin Stock, to extend credit to any other Person for the purpose of purchasing or carrying any Margin Stock or in any way or for any purpose that otherwise violates or is inconsistent with any applicable Margin Stock Regulations. No Loan Party is engaged principally, or as one of

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

its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

        (c) No Loan Party is an "investment company", an "affiliated person", "promoter" or "principal underwriter" of an "investment company" or "controlled" by an "investment company" (as such terms are defined in the Investment Company
Act). None of the transactions contemplated by this Agreement and the other Loan Instruments (including the making of the Loans and the permitted use of the proceeds thereof) will violate any provision of the Investment Company Act.

        (d) No Loan Party is a "holding company" or an "Affiliate" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any corresponding provisions of any Applicable Law in any foreign jurisdiction, and as the same may have been and hereafter may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of Applicable Law.

        (e) No Loan Party is an "employee benefit plan" governed by (and as defined in) ERISA, and none of the assets or properties of the Borrower constitutes or will constitute "plan assets" governed by (and as defined in) ERISA.

        (f) No Loan Party is a "foreign Person" under (and as defined in) ss.1455(f)(3) of the Tax Code or any successor provision.

        Section 3.05. Authorization, Conflicts and Validity. Except as set forth in Schedule 3.05 hereto, the execution and delivery by each Loan Party of this Agreement and each of the other Loan Instruments to which it is or will be a party and the performance by each Loan Party of all of its obligations hereunder and thereunder: (a) have been duly authorized by all requisite corporate action;
(b) will not violate or be in conflict with any term or provision of (i) any Applicable Law (including, without limitation, any applicable usury or similar law), (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial Authority, or (iii) any Organizational Document of each Loan Party or any Surety; (c) will not violate, be in conflict with, result in a breach of or constitute a default (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) under any term or provision of any Organizational Document or other Material Document; and (d) except as specifically contemplated by this Agreement or any other Loan Instrument, will not result in the creation or imposition of any Lien of any nature upon any of its assets and properties. This Agreement and each Note are, and the other Loan Instruments to which each Loan Party is or will be a party when executed and delivered will be, legal, valid and binding obligations of such Loan Party, enforceable in accordance with their respective terms and provisions, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization and other laws affecting the rights or remedies of creditors generally and (b) rules of equity affecting the enforcement of obligations generally (whether at law or in equity).

        Section 3.06. Litigation. Except as set forth in Schedule 3.06 hereto, there are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of any one or more of the Loan Parties or any Surety) pending or, to the best knowledge of the Loan Parties, threatened or contemplated at law, in equity, in arbitration or by or before any other Authority involving or affecting: (a) any Loan Party or any Surety that, if adversely determined, could have a Material Adverse Effect or Surety's Adverse Effect; (b) any alleged criminal act or activity on the part of any Loan Party or (to the knowledge of the Loan Parties) any of its representatives; (c) any ESOP Related Document, Stock Purchase Document, or any Organizational Document of any Loan Party or any Surety; (d) any Material Document (other than Collateral) that, if adversely determined, could have a Material Adverse Effect or Surety's Adverse Effect; (e) any Environmental Claim respecting any Loan Party or any part of the Collateral; (f) the Obligations; (g) any part of the Collateral; or (h) any of the transactions contemplated in this Agreement and the other Loan Instruments; nor, to the best knowledge of the Loan Parties, is there any reasonable basis for the institution of any such action, suit, investigation or proceeding. None of the Loan Parties nor any Surety is in default with respect to any judgment, order, writ, injunction, decree or consent of any court or other judicial Authority, which default could have or has had a Material Adverse Effect or Surety's Adverse Effect.

        Section  3.07.  Financial   Statements,   No  Material  Adverse  Change,
Solvency, Etc. (a) The Borrower heretofore has provided to the Lender the balance sheet of Holdings as at December 31, 2001, and the related statements of earnings, shareholders' equity, and cash flow for the fiscal year ended on that date, as part of SGRP's consolidated financial statements audited and reported upon by Ernst & Young, independent certified public accountants. Those financial statements and reports of the Borrower and the related notes and schedules, as well as those related to later periods (whenever delivered), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) are complete, accurate and a fair presentation of the financial condition of the Borrower as of the date thereof and the results of its operations for the period covered thereby (subject in the case of interim statements to normal year-end audit adjustments).

(b) The Borrower heretofore has provided to the Lender the pro forma consolidated and consolidating balance sheet of the Borrower as at June 30, 2002, and the related pro forma consolidated and consolidating statements of earnings, shareholders' equity, and cash flow for the six-month period ended on that date. Those financial statements and reports of Holdings and its subsidiaries and the related notes and schedules, as well as those related to later periods (whenever delivered), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, (ii) fully reflect all of the Accounts Receivable, trade payables and other assets and liabilities of Holdings and its subsidiaries, (iii)


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

are complete, accurate and a fair presentation of the financial condition of Holdings and its subsidiaries as of the date thereof and the results of its operations for the period covered thereby (subject in the case of interim statements to normal year-end audit adjustments), provided that statements relating to or incorporating the period January 1, 2002, through June 30, 2002, have been or will have been prepared on a pro forma basis to reflect the pro forma balance sheet of Holdings and its subsidiaries as at June 30, 2002, immediately after the conclusion of the closing under this Agreement and the Stock Purchase Agreement and to include the results of operations for Holdings for such periods, and (iv) have been separately certified to the Lender by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Borrower as satisfying clauses (i), (ii) and (iii) of this subsection.

        (c) The  Borrower  heretofore  has  provided to the Lender the  separate actual balance sheets of the Borrower and Holdings as at May 31, 2002 (immediately preceding Holding's purchase of the SPG Stock), and the Borrower's related statements of earnings, shareholders' equity, and cash flow for the six-month period ended on that date. Those financial statements and reports and the related notes and schedules, as well as those related to later periods (whenever delivered), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, (ii) fully reflect all of the Accounts Receivable, trade payables and other assets and liabilities of the Borrower and Holdings, respectively, (iii) are complete, accurate and a fair presentation of the financial condition of the Borrower and Holdings, respectively, as of the date thereof and in the case of the Borrower the results of its operations for the period covered thereby (subject in the case of interim statements to normal year-end audit adjustments), and (iv) have been separately certified to the Lender by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Borrower as satisfying clauses (i),
(ii) and (iii) of this subsection;

        (d) Since December 31, 2001, no event or events have occurred that individually or in the aggregate could have or has had a Material Adverse Effect.

        (e) After giving effect to the direct and indirect Indebtedness and other liabilities and obligations of each Loan Party arising under this Agreement and the other Loan Instruments, whether absolute or contingent (treating all guaranties, pledges and other contingent credit support and all unused availability under lines of credit and commitments as fully funded indebtedness in the maximum amount thereof), the Loan Parties taken as a whole:
(i) are solvent (i.e., the aggregate fair value of their assets exceeds the sum of their liabilities); (ii) have adequate working capital; and (iii) are able to pay their debts as they mature.

        (f) No Loan Party is or has ever been the subject of any Bankruptcy Proceeding, and no Loan Party is currently taking or considering or planning to take, and has not ever taken or considered or planned to take, any action under any Bankruptcy Law or any of the other actions specified in Section 8.01(h) hereof, and to the knowledge of each Loan Party no other Person is currently considering or planning, or has ever considered or planned, to take any of those actions.

        Section 3.08. Document Delivery; Absence of Defaults and Certain Agreements. (a) Each Loan Party has delivered to the Lender and its counsel true, complete and correct copies of each Organizational Document of each Loan Party and each Surety, ESOP Related Document, and Stock Purchase Document, and Material Document, together with all supplements, modifications and amendments thereto and restatements and replacements thereof.

        (b) Except as set forth in Schedule 3.08(b) hereto, no act or event has occurred and is continuing that violates, is in conflict with, results in a breach of or constitutes a default (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) under any term or provision of (i) this Agreement or any other Loan Instrument, (ii) any ESOP Related Document, or Stock Purchase Document; (d) or other Material Document, or (iii) any Organizational Document of any Loan Party or any Surety. No Loan Party nor any Surety is a party to any instrument, indenture,


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                                      -32-
agreement, document, arrangement or other obligation, or subject to any charter or other restriction, that could have or has had a Material Adverse Effect or Surety's Adverse Effect.

        Section 3.09. Payment of Taxes and Debts, Compliance with Applicable Law, Etc.. (a) Each Loan Party: (i) has filed all required tax returns with the appropriate taxing authorities respecting its operations, assets and properties; and (ii) has paid or caused to be paid all taxes shown on those returns to the extent due, which with respect to federal income taxes and returns is to the knowledge of the Loan Parties prior to June 30, 2002; except in either case to the extent that (A) extensions of time to make such filing have been duly granted by the appropriate taxing authorities and those extensions have not expired, or (B) payment is not yet required pursuant to Section 5.06 hereof.

        (b) Each Loan Party is current in its payment of debts and performance of obligations (other than taxes) except to the extent payment or performance is not yet required pursuant to Section 5.06 hereof.

        (c) Each Loan Party is in compliance with and conforms to all Environmental Laws and other Applicable Law, and has so complied and conformed since its organization.

        Section 3.10. Indebtedness, Guaranties, ERISA Plans, Etc. (a) Schedule 3.10(a) hereto (as and if updated pursuant to Section 5.02 hereof) contains a complete and accurate list of all direct and indirect Indebtedness of each Loan Party (whether individual, joint, several or otherwise), including commitments, lines of credit and other credit availabilities, identifying with respect to each the respective parties, amounts and maturities, excluding, however, the Loans.

        (b) Schedule 3.10(b) hereto (as and if updated pursuant to Section 5.02 hereof) contains a complete and accurate list of all guaranties and other Credit Support by each Loan Party (whether individual, joint, several or otherwise), identifying with respect to each the respective parties to such Credit Support and parties, amounts and maturities of the underlying obligations.

        (c) Schedule 3.10(c) contains a complete and accurate list of all "employee pension benefit plans" and "employee welfare benefit plans" (as defined in ERISA) established, funded or maintained by any Loan Party or any ERISA Affiliate, whether currently or since its organization, or to which any Loan Party or any ERISA Affiliate is required to contribute (as each may be supplemented, modified, amended, restated or replaced from time to time pursuant to ERISA or the Tax Code, as applicable, a "Plan", and collectively, the "Plans"). Except as set forth in that schedule: (i) each Plan is in full force and effect and has been (or is expected to be) determined to be duly qualified under ERISA and the Tax Code, as applicable; (ii) no ERISA Event is currently continuing, and none has occurred since its organization; (iii) each report, statement or other document has been timely prepared and delivered in accordance with, and conforms in form and substance to the requirements of, ERISA and the Tax Code; (iv) each Plan complies with ERISA, the Tax Code and all other
Applicable Law in all other respects; (v) the present value of all accrued benefits under each Plan subject to Title IV of ERISA does not, and did not as of the last annual valuation date, exceed the value of the assets of such Plan allocable to such accrued benefits (which benefit value shall be determined either on an ongoing basis, using the Plan's reasonable actuarial assumptions, or on a termination basis, using the assumptions employed by the Pension Benefit Guaranty Corporation in connection with plan terminations, as applicable); (vi) there are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of any fiduciary, sponsor, participant or beneficiary) pending, or to the best knowledge of the Loan Parties, threatened or contemplated at law, in equity, in arbitration or by or before any Authority involving or affecting any Plan or any assets and properties of a Plan that, if adversely determined, could have an ERISA Effect; (vii) there are no facts or circumstances that might give rise to any liability of or claim against any Loan Party, any Surety or the Collateral under Title IV of ERISA; and (viii) none of the Plans is, and no Loan Party or any ERISA Affiliate in the past established, funded, maintained, contributed or was required to contribute to, any "multi-employer plan" (as defined in ERISA). The present value of all accrued post-retirement benefits under each "employee welfare benefit plan" (as defined in ERISA) to which one or more of the Loan Parties and their ERISA Affiliates is required to contribute does not in the aggregate exceed the assets of such plan allocable to such benefits (determined using the actuarial and other assumptions required under FAS106).

        Section 3.11. Subsidiaries, Other Ventures, Loans and Other Investments.
Schedule 3.11 hereto contains a complete and accurate list of: (a) all of the subsidiaries of each Loan Party or any of its subsidiaries, including with respect to each subsidiary (i) its state of incorporation, (ii) all jurisdictions (if any) in which the subsidiary is qualified to do business as a foreign corporation, (iii) the name of the owner and the number of shares of capital stock of the subsidiary owned, specifying whether owned beneficially and/or of record, and if that is less than all of the outstanding shares issued by the subsidiary, stating the total outstandings, and (iv) all related funding commitments and obligations of any Loan Party and/or any other


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                                      -33-
subsidiary of any Loan Party to contribute capital or other funds to such subsidiary; (b) all partnerships and other ventures in which any Loan Party or any of its subsidiaries is a member or venturer, including with respect to each such partnership or venture (i) its jurisdiction of organization and any other jurisdiction in which it is qualified to do business as a foreign entity, (ii) the name of the owner and the percentage and type of interest in such partnership or venture owned, specifying whether owned beneficially and/or of record, (iii) all related funding commitments and obligations of any Loan Party and/or any subsidiary of any Loan Party to contribute capital or other funds to such venture, and (iv) the names and addresses of the other members or venturers; (c) any and all loans or advances from any Loan Party to any Surety or to any of the Affiliate of any Loan Party, identifying with respect to each the respective parties, amounts and maturities; and (d) all other Investments of any Loan Party other than Permitted Investments.

        Section 3.12. Assets, Liens and Collateral. (a) The Loan Parties are the holders and severally are the legal and beneficial owners of, and have good title to the Collateral, which constitutes all of the assets and properties of the Loan Parties (i) reflected on the most recent report or financial statement furnished to the Lender or (ii) subsequently acquired; excluding, however, such assets and properties as may have been sold or otherwise disposed of (1) in the ordinary course of business prior to the date of this Agreement or (2) as permitted by this Agreement after the date hereof. Each Loan Party has full corporate power and authority and the unconditional right to grant to the Lender the mortgages and other security interests respecting the Collateral contemplated in this Agreement and the other Loan Instruments. The Lender has received legal, valid, binding, enforceable and perfected security interests in and to the Collateral pursuant to this Agreement and the other Loan Instruments.

        (b) No part of the Collateral is subject to any Lien or any adverse claim of any kind whatsoever, except (A) those in favor of the Lender, (B) those permitted by Section 6.04 hereof (if any) and (C) those described in Schedule 3.12(b) annexed hereto.

        (c) There are no claims of third parties that would prevent any assignee or purchaser of all or any portion of the Collateral from receiving any payments, distributions and proceeds with respect thereto, if any, without any defense, counterclaim, setoff, right of recoupment, abatement or other claim or determination whatsoever.

        (d) All of the Collateral has been and currently is operated, insured and maintained as respectively required by Sections 5.05, 5.07 and 5.08 hereof. Each Loan Party currently is, and since the Effective Date has been, insured as required by Section 5.07 hereof, and was insured in a comparable manner since its organization. No fact, circumstance or other event currently exists or has occurred that (i) could violate or has violated any term or provision of any insurance policy, (ii) could permit or has permitted any insurer to cancel or refuse to renew (upon similar terms) any such insurance policy, or (iii) could prevent or has prevented any Loan Party from obtaining a similar insurance policy on similar terms. Schedule 3.12(d) hereto contains a complete and accurate list of all insurance policies, contracts and arrangements of any Loan Party with, individually or jointly, any other Loan Party.

        (e) The Loan Parties have full possession and control of the Collateral, and all of the Collateral is located (or in the case of accounts and general intangibles are deemed to be located) at the addresses of the Loan Parties set forth in the Introduction, except (i) that certain items may be physically located at the other locations listed in Schedule 3.12(e) hereto, which schedule contains a complete and accurate description of each other location and the items located there, (ii) for items physically held by the Lender or its designee, and (iii) for items physically held for the benefit and at the direction of the Loan Parties by the persons identified in that schedule.

        (f) Schedule 3.12(f) hereto contains a complete and accurate list of all employee contracts and arrangements of any Loan Party (with individually or jointly with any other Loan Party). All employees of each Loan Party have signed confidentiality and non-compete agreements appropriate to their respective levels of access.

        (g) Each note, stock certificate, security, financial asset, investment property,, instrument, agreement, account, document or intangible of any Loan Party included in the Collateral: (i) was duly executed and delivered in a written instrument or document and to the best knowledge of the Loan Parties contains no forgeries or unauthorized signatures; (ii) is legal, valid, binding and enforceable against the signer in accordance with its terms and provisions;
(iii) does not violate or conflict with any provision of Applicable Law; (iv) has not been amended or modified in any respect or prepaid; (v) except as set forth in Schedule 3.12(g) hereto, fully reflects all agreements and understandings with the signer with respect thereto; (vi) is assignable, and has been duly assigned to the Lender in accordance with the terms and provisions hereof and thereof; and (vii) is maintained at the chief executive office of the Loan Parties (or at such other office as may have been specified


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                                      -34-
in a notice to the Lender) in a file and location that would be readily identifiable by anyone examining the books and records of the Loan Parties, except (A) that certain items may be physically located at the other locations listed in Schedule 3.12(e) hereto, which schedule contains a complete and accurate description of each other location and the items located there, (B) for items physically held by the Lender or its designee, and (C) for items physically held for the benefit and at the direction of the Loan Parties by the Person identified in that schedule.

        (h) To the best knowledge of the Loan Parties, there is no existing, proposed or contemplated plan, study or effort by any governmental Authority or other Person that in any way affects or could affect the continued authorization of the present or contemplated ownership, financing, construction, use or operation of any part of the Collateral, or that could result or has resulted in any tax or other charge being levied or assessed against, or in the creation of any Lien upon, any part of the Collateral.

        Section 3.13. Environmental Compliance. The procurement, storage, containment, presence, manufacture, distribution, removal and disposition of all Environmental Substances by or on behalf of any Loan Party and the use and operation of all assets and properties owned, leased or used by or on behalf of any Loan Party (including, without limitation, machinery, Equipment, Real Estate and Improvements), as now or previously existing (whenever created), as conducted by or for any Loan Party, or as contemplated, are in full compliance with and conform to all Environmental Laws and other Applicable Law. Without limiting the generality of the foregoing: (i) all permits, licenses, authorizations, consents or approvals of authorities necessary or desirable for such activities have been obtained and they are in full force and effect; (ii) no part of those activities or the Collateral is in violation of any Environmental Law or other Applicable Law and (iii) no notice has been served upon any Loan Party (other than a notice subsequently withdrawn or with regard to a violation subsequently cured) from any governmental Authority or other Person claiming, nor does there currently exist, any violation of any Environmental Law or other Applicable Law in connection with any of those activities or the Collateral.

        Section 3.14. Machinery, Equipment and Real Estate. (a) The machinery, Equipment and other fixed assets owned or leased by each Loan Party are in good working order and condition (ordinary wear and tear and retirement excepted), all of the machinery, Equipment and other fixed assets owned or leased by each Loan Party are used or usable in the current conduct of its business, and each of the Loan Parties has all of the machinery, Equipment and other fixed assets necessary for the current conduct of its business. Schedule 3.14(a) contains a complete and accurate copy of the Borrower's fixed asset schedule as of the date hereof; provided that if the Borrower does not have such a schedule, Schedule 3.14(a) shall consist of a complete and accurate list of all items of machinery, Equipment and other fixed assets owned or leased by each Loan Party having individual book values in excess of $10,000 as of the date hereof.

        (b) (i) No Loan Party leases any interest in or has any license or other agreement to use any Real Estate other than its leasehold interests under the leases and licenses under the agreements listed in Schedule 3.14(b) hereto (as the same may have been or hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, each a "Lease" and collectively the "Leases"); (ii) each Loan Party is the tenant and user under each Lease, and each Loan Party has furnished to the Lender copies of each Lease, certified to be true, complete and correct by each Loan Party; (iii) each Lease contains the entire agreement of the parties thereto in respect of those premises and their use by each Loan Party; (iv) except as set forth in
Schedule 3.08(b) hereto, each Loan Party is in full compliance under each Lease, no default or event that (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) would constitute a default has occurred and is continuing under any Lease, and each Lease is in full force and effect; (v) each Loan Party has the right to quiet use and enjoyment of those premises to the extent respectively contemplated in the Lease; and (vi) no Lease provides for termination on account of or is otherwise affected by any employee strike, lockout or other work stoppage.

        (c) Schedule 3.14(c) contains a complete and accurate description of all of the Real Estate owned by each Loan Party, which to the extent applicable includes lot, block and section or other identifying numbers; and each Loan Party has good and marketable fee title thereto. All portions of the Improvements, if any, to the Property have been, are being or will be constructed and completed within the perimeter of the land owned or leased by each Loan Party and in accordance with: (i) all zoning ordinances and other
Applicable Law; (ii) the requirements of governmental authorities having jurisdiction, including all land use and construction licenses, permits and approvals relating to the Improvements; (iii) accepted standards of good materials and workmanship; (iv) the plans and specifications for such work as furnished to the Lender and to the authorities having jurisdiction, if any; and
(v) all covenants, conditions, restrictions and agreements of any kind or nature affecting the Improvements, including the applicable contracts and construction loan agreements and instruments. To the best knowledge of each Loan Party there are no design or structural defects in any part of the Improvements. The Property and Improvements are, or are capable of being, connected to and serviced by


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water,  sewage  disposal,   gas,  electric,   transportation  and  communication
facilities that are adequate for the intended use of the Improvements. There is no existing, or to the best knowledge of each Loan Party, proposed or contemplated eminent domain proceeding or public Improvement that would affect the Property or the Improvements in any way, including (without limitation) any plan that would widen, modify or realign any street, highway, park, wetlands, preserve or other public or utility easement or other right of access or enjoyment, whether public or private.

        (d) Schedule 3.14(d) hereto contains a complete and accurate list of all equipment and other personal property leases, contracts and arrangements of any Loan Party (with individually or jointly with any other Loan Party), identifying with respect to each the lessor, term and monthly payment).

        Section 3.15. Intellectual Properties. Schedule 3.15 contains a complete and accurate list of all Intellectual Properties licensed to or owned or otherwise used by each Loan Party, which indicates the relevant jurisdiction of registration and the extent of each Loan Party's interest in each such item. Except as set forth in Schedule 3.15 hereto, each of the Intellectual Properties owned by any Loan Party and each of the Intellectual Properties licensed to any Loan Party: (i) is subsisting and has not been determined to be invalid or unenforceable by any Authority; (ii) to the best knowledge of each Loan Party is legal, valid, binding and enforceable; (iii) is not and has not been the subject of any claim of infringement or other adverse claim; (iv) has been maintained and used in accordance with all Applicable Law; and (v) is assignable, and has been duly collaterally assigned, to the Lender in accordance with the terms and provisions hereof and thereof. Each Loan Party has all of the Intellectual Properties necessary for the current conduct of its business.

        Section 3.16. Accounts Receivable. (a) Each account receivable of each Loan Party arose in the ordinary course of business in a bona fide arm's-length transaction, has been fully reflected on its books and records in accordance with GAAP consistently applied, and is represented by a written invoice or other written document that: (i) was duly executed and delivered and to the best knowledge of the Loan Parties contains no forgeries or unauthorized signatures;
(ii) is legal, valid, binding and enforceable against the customer in accordance with its terms and provisions; (iii) does not violate or conflict with any provision of Applicable Law; (iv) has not been amended or modified in any respect; (v) fully reflects all agreements and understandings with the customer with respect thereto; (vi) is assignable, and has been duly assigned to the Lender in accordance with the terms and provisions hereof; and (vii) is maintained at the chief executive office of the Loan Parties (or at such other office as may have been specified in a notice to the Lender) in a file and location that would be readily identifiable by anyone examining the Loan Party's Accounts Receivable . The reserves for uncollectible accounts established by the Loan Parties are adequate in the 'judgment of the Loan Parties to fully cover current and future uncollectible Accounts Receivable.

        (b) Each Account Receivable booked by any Loan Party is a receivable for which a final or permitted interim invoice has been issued unless it is booked separately as an unbilled receivable. Amounts booked as unbilled receivables are a good faith estimate and a fair approximation of the amount to be billed. No Account Receivable (whether billed or unbilled) has been booked by any Loan Party as a receivable (whether billed or unbilled) where: (i) delivery has not been completed of the invoiced program(s), product(s) or service(s), except for invoiced program deposits; or (ii) the customer is an affiliate of any Loan Party or any Surety.

        Section 3.17. Pledged Securities. (a) Schedule 3.17 hereto contains a complete and accurate list of all Investments currently owned of record and/or beneficially by each Loan Party (whether individually, jointly or otherwise), identifying with respect to each the issuer, certificate or other identifying number(s), type and amount(s) and, if held by a clearing corporation, custodian or other financial intermediary, the account(s), account number(s), account holder(s) and name(s) and address(es) of the relevant office(s). Each of those Investments is owned beneficially and of record by the applicable Loan Party, is assignable, and has been duly assigned and transferred as collateral to the Lender.

        (b) Each of those Investments was acquired in a transaction in compliance with and registered under or exempt from registration under the Securities Act and other Applicable Law, and in the case of such exempt acquisitions has been held for at least one year following full payment therefor. Except for the normal restrictions on public offerings and the like under the Securities Act, none of those Investments: (i) is subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber it (other than such call and redemption rights as may be intrinsic to such securities where issued by a Person not Affiliated with any Loan Party or any Surety); (ii) is governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement; and (iii) is limited or otherwise restricted in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right (whether or not reflected on the face of the certificate, in any Organizational Document, or otherwise). To the best


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knowledge of the Loan Parties, each of those Investments was duly authorized and validly issued, is fully paid and non-assessable, and is not and will not be subject to any preemptive or similar right or restriction.

        Section 3.18. The Loan Parties' Independent Investment Decision, Etc. Each Loan Party hereby acknowledges and agrees that: (a) each Loan Party (i) is a sophisticated and knowledgeable investor, both generally and with respect to each item of Collateral, (ii) has received directly from each holder or issuer of Collateral (which for the purpose of this Section shall be deemed not to include the Lender), reviewed, and evaluated all financial and other information necessary or prudent to make the Loan Party's investment decision, and will continue to do so, and (iii) has made, and will continue to make, independent investment selections and decisions respecting the Collateral without reliance upon or regard to any evaluation or investigation by the Lender of any Collateral or any holder or issuer of any Collateral; (b) neither the Lender nor any of its Representatives has, and none of them shall be deemed or construed to have, (i) made any representation, warranty or guaranty, (ii) offered or furnished any recommendation, advice, analysis or information, or (iii)
undertaken or assumed any liability, responsibility or other obligation whatsoever respecting any Collateral or any holder or issuer of any Collateral, whether oral or otherwise, and whether express or implied, including (without limitation) anything with respect to any existing or future (A) existence, enforceability, genuineness, value or condition of any Collateral or (B) assets, business, financial condition, investments, prospects, reputation, or strategies of any holder or issuer of Collateral or any other Person; (c) neither the Lender nor any of its Representatives shall have any liability, obligation or responsibility whatsoever for any acts or omissions of any issuer or holder of Collateral or any other Person or any failure by anyone to perform any of its obligations under or with respect to any of the Collateral; and (d) neither the Lender nor any of its representatives has, or shall be deemed or construed to have, any agreement, duty or obligation to inform any Loan Party of any matter relating to any of the Collateral or any holder or issuer of any of the Collateral or to furnish to any Loan Party any information pertaining thereto.

        Section 3.19. Loan Party Securities, Etc. (a) Holdings is authorized to issue 2,000,000 shares of common stock with a par value of $0.00001 per share, of which 1 share is currently issued and outstanding. The Holdings Contribution Agreement requires that, immediately after the closing of the Stock Purchase Agreement and the advance of the Loans, Holdings issue and contribute 1,000,000 shares of Holdings' capital stock to the ESOP Trust, and the Holdings Redemption Agreement requires that Holdings redeem (immediately after such ESOP Trust contribution) all shares of its capital stock held by its shareholders other than the ESOP Trust, and thereafter the ESOP Trust is the record and beneficial owner of all of Holding's issued and outstanding capital stock. Except for the Permitted Options and Holdings Warrant, there are no other outstanding securities issued by Holdings or any warrant, option or other right to acquire from Holdings any securities issued by it. Except for the normal restrictions on public offerings and the like under the Securities Act, except for the Permitted Options, except as otherwise provided in its Organizational Documents or the ESOP Related Documents, except as otherwise provided in the Term Loan Agreement and this Agreement, and except as otherwise set forth in Schedule 3.19 hereto, none of those outstanding securities: (i) is subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber it; (ii) is governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement; and (iii) is limited or otherwise restricted in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right (whether or not reflected on the face of the certificate, in any Organizational Document, or otherwise). Except as otherwise set forth in Schedule 3.19 hereto, each of those outstanding securities was duly authorized and validly issued, is fully paid and non-assessable, and is not and will not be subject to any preemptive or similar right or restriction. Each of those outstanding securities was acquired from the issuer in a transaction in compliance with and exempt from registration under the Securities Act and other Applicable Law.

        (b) The Borrower is authorized to issue 2,500 shares of common stock with no par value, of which 72 shares are currently issued and outstanding. Holdings is the record and beneficial owner of all of the outstanding stock issued by the Borrower and each Guarantor (other than Holdings). There are no other outstanding securities issued by the Borrower or any Guarantor (other than Holdings) or any warrant, option or other right to acquire from any Loan Party any securities issued by the Borrower or any Guarantor (other than Holdings). Except for the normal restrictions on public offerings and the like under the Securities Act, except the pledge of any and all such securities under the Loan Instruments, and except as otherwise set forth in Schedule 3.19 hereto, none of those outstanding securities: (i) is subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber it; (ii) is governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement; and (iii) is limited or otherwise restricted in any way respecting assignability, transferability or any voting, dividend, distribution or other ownership right (whether or not reflected on the face of the certificate, in any Organizational Document, or otherwise). Except as otherwise set forth in Schedule 3.19 hereto, each of those outstanding securities was duly authorized and validly issued, is fully paid and non-assessable, and is not and will not be subject to any preemptive or similar right or restriction. Each of those outstanding securities was acquired from the issuer (or


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from the Lender in the case of the SPG  Stock) in a  transaction  in  compliance with and exempt from registration under the Securities Act and other Applicable Law.

        Section 3.20. Relationship of the Loan Parties and Guarantors. The Loan Parties are engaged as an integrated group in the business of owning, developing, operating and selling their incentive marketing business and of providing the required services and other facilities for those integrated operations. The Loan Parties are seeking the Loans and Letters of Credit for the purpose of refinancing the Borrower's share of the existing Senior Loans and funding the working capital needs of the Borrower for the benefit of all of the employees of the Loan Parties. Each of the Loan Parties expects to derive financial and other benefit, directly or indirectly, in return for undertaking their respective obligations under this Agreement and the other Loan Instruments, both individually and as a member of the integrated group.

        Section 3.21. No Misrepresentation by the Loan Parties. No representation or warranty of any Loan Party made or contained in this Agreement or any other Loan Instrument (whether with respect to any Loan Party or otherwise) and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of any Loan Party in connection with the transactions contemplated by this Agreement and the other Loan Instruments (whether with respect to any Loan Party or otherwise) contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

        Section 3.22. No Misrepresentation by any Surety. No representation or warranty of any Surety made or contained in the Guaranty or any other Loan Instrument (whether with respect to any Surety or otherwise) and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of any Surety in connection with the transactions contemplated by this Agreement, the Guaranty and the other Loan Instruments (whether with respect to any Surety or otherwise) contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

                                  ARTICLE IV.

                              CONDITIONS TO LENDING

        The obligation of the Lender to consider making any discretionary Advance of a Revolving Credit Loan hereunder and consider the issuance of any requested Letter of Credit hereunder is subject to the satisfaction in full of all of the conditions precedent set forth in and the other terms and provisions of each of the Sections of this Article, unless the Lender (in its sole and absolute discretion) shall consent otherwise in writing:

        Section 4.01. Representations and Warranties. (a) On the Effective Date and on each Advance Date and Letter of Credit Issuance Date, both prior to and after giving effect to any applicable Advance or Letter of Credit issuance (whether through any Pro Forma Effect or otherwise), each of the representations, warranties, acknowledgements and certifications of each of the Loan Parties and the Sureties set forth in this Agreement and the other Loan Instruments shall be true and correct in all respects on and as of that date with the same effect as though those representations and warranties had been made on and as of such Effective Date.

        Section 4.02. No Default. On the Effective Date and on each Advance Date and Letter of Credit Issuance Date, both prior to and after giving effect to any applicable Advance or Letter of Credit issuance (whether through any Pro Forma Effect or otherwise), no Default and no Event of Default shall have occurred and be continuing.

        Section 4.03. No Material Adverse Effect. On the Effective Date and on each Advance Date and Letter of Credit Issuance Date, both prior to and after giving effect to any applicable Advance or Letter of Credit issuance (whether through any Pro Forma Effect or otherwise), no event or events have occurred that individually or in the aggregate could have, or since the date of this Agreement has had, a Material Adverse Effect.

        Section 4.04. Loan Parties' Bringdown; Financial Covenant Compliance Certificate. On the Effective Date, the Loan Parties shall have delivered to the Lender a financial covenant compliance certificate in the form of Exhibit E hereto, dated that date and signed by an executive officer of the Loan Parties. By each request for an Advance or Letter of Credit issuance, the Loan Parties shall be deemed to have delivered to the Lender a bringdown certificate (clauses
(i) through (n) of such form) dated the date of such Advance or Letter of Credit issuance . The Lender in its sole and absolute discretion may accept the certificate of the officer of the Loan Parties delivered (or deemed to be delivered) pursuant to this Section as evidence of the


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

satisfaction  of the conditions  precedent  specified in Sections 4.01, 4.02 and
4.03 hereof without in any way waiving or limiting any of the Lender's rights, powers, privileges, remedies and interests under any term or provision of this Agreement or any other Loan Instrument.

        Section 4.05. Delivery of the Loan Instruments, Collateral and Fees. (a) On or before the Effective Date, the Lender or its designee shall have received delivery of: (i) the Note provided for in Section 2.03 hereof, duly executed by the Loan Parties; and (ii) payment of the disbursements, fees and expenses of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Lender, and of any local or special counsel retained by them or the Lender.

        (b) On or before the Effective Date, the Lender or its designee shall have received delivery of: (i) the insurance policies and endorsements required by Section 5.07 hereof; and (ii) the other instruments and documents required by this Agreement or any other Loan Instrument or listed in the final version of the Checklist of Closing Documents delivered to the Loan Parties on or before the Effective Date, which instruments and documents shall have been duly executed by the appropriate parties.

        (c) Each of the foregoing instruments and documents shall be in such form and substance as may be acceptable to the Lender.

        Section  4.06.  Additional  Conditions  Precedent.   On  or  before  the
Effective Date, the Lender shall have received:

(a) certified copies of all (i) other material documents, and (ii) organizational and governing documents and (if applicable) authorizing resolutions for each Loan Party and each Surety, in each case as amended to date, and a satisfactory review of each of them by the Lender and its counsel;

(b) the approval by the Senior Lender (as and to the extent it deems it necessary or desirable) of the ESOP Related Documents, the Stock Purchase Documents, the Holdings Stock Plan, the Term Loan Documents and the Loan Instruments;

(c) satisfactory (i) pro forma consolidated and consolidating financial statements for Holdings and its subsidiaries as at the date of the most recent balance sheet delivered pursuant to the preceding paragraph, adjusted to give effect to the consummation of the transactions contemplated hereby as if such transactions had occurred on such date, and (ii) consolidated and consolidating financial projections and operating budgets for Holdings and its subsidiaries for the forthcoming [five and one half] fiscal years (commencing with respect to the fiscal quarter beginning July 1, 2002), including (without limitation) balance sheets and the related statements of earnings, shareholders' equity and cash flow for such periods, all certified by the chief executive officer, chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) and other executive officers of each Loan Party as (i) having been prepared in accordance with GAAP consistently applied, and (ii) a fair estimate of the financial condition of each Loan Party as of such date and the reasonably likely results of operations for the periods covered thereby;

(d) evidence satisfactory to the Lender that the Collateral is owned by the pledging parties free and clear of all security interests, liens and other claims and encumbrances;

(e) a favorable fairness opinion respecting Holdings and its subsidiaries from an independent appraiser acceptable to the Lender reflecting (among other things) the fairness to the shareholders of Holdings of the transactions contemplated by the ESOP Related Documents, the Stock Purchase Documents, the Revolving Credit Documents, and the Loan Instruments;

(f) evidence satisfactory to the Lender that there has not occurred any Material Adverse Effect since December 31, 2001;

(g)     evidence  satisfactory  to the  Lender  that,  except  as set  forth  in
        Schedule 3.06 hereto, there is no action, suit, investigation, proceeding or other claim pending or threatened respecting any Loan Party, any Surety or any collateral to be pledged by any of them;

(h) execution and delivery of the Stock Purchase Documents, the Holdings Contribution Agreement, the Holdings Redemption Agreement and the Term Loan Documents; and

(i) a certificate from the chief executive officer, chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) and other executive officers


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

        certifying  that (i)  each  has  read  this  Agreement  and  other  Loan
        Instruments and the financial statements referenced in Section 3.07 hereof, (ii) each has made an examination sufficient in the opinion of the signer(s) to make informed statements in such certificate that the financial statements and other information furnished to the Lender pursuant hereto and representations and warranties of any Loan Party set forth in this Agreement and the other Loan Instruments are true and correct in all respects.

        Section 4.07. Organizational Documents. On or before the Effective Date, the Loan Parties shall have furnished to the Lender the following certificates and other documents with respect to each Loan Party: (a) a copy of its certificate of incorporation and all modifications, amendments and restatements thereof, certified as of a recent date by the Secretary of State of its state of incorporation; (b) a copy of its by-laws, together with all modifications, amendments and restatements thereof, certified as of a recent date by its Secretary; (c) a certificate of the Secretary of State of its state of incorporation, dated as of a recent date, as to its existence and good standing;
(d) a certificate of its Secretary or an Assistant Secretary, dated the Effective Date, as to the due authorization of the negotiation, execution, delivery and performance by it of this Agreement and each of the other Loan Instruments to which it is or becomes a party (with the appropriate resolutions adopted by its directors and shareholders attached thereto and reflecting among other things the appointment of the ESOP Trustee and approval of the Stock Purchase Documents, Loan Instruments and ESOP Related Documents to which is or becomes a party and the transactions contemplated thereunder) and the incumbency and signatures of its officers and directors who are authorized to execute any instrument, agreement or other document in connection with the transactions contemplated by this Agreement and the other Loan Instruments; (e) copies of all agreements and trusts respecting securities of its issue or related rights, together with all modifications, amendments and restatements thereof, certified as of a recent date by its Secretary; and (f) such Organizational Documents and additional supporting documents and other information with respect to the Collateral or the organization, operations and affairs of each Loan Party and those of its subsidiaries, partnerships and other ventures as the Lender may request.

        Section 4.08. Acceptable Documents. All certificates and other documents provided to the Lender pursuant to this Article shall be in such form and substance as may be acceptable to the Lender and its counsel.

        Section 4.09. Additional Condition to All Advances. On the Effective Date and on each Advance Date and Letter of Credit Issuance Date, both prior to and after giving effect to any applicable Advance or Letter of Credit issuance (whether through any Pro Forma Effect or otherwise), the Lender shall be able to borrow the full amount of the requested Advance or obtain the requested Letter of Credit from the Senior Lender under the Senior Loan Documents.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

        The Loan Parties jointly and severally covenant and agree that each will comply in all respects on a timely basis (except as otherwise expressly provided) and at its own expense with each, and will not cause, suffer or permit any violation of any, of the terms and provisions of each Section in this Article, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Lender (in its sole and absolute discretion) shall consent otherwise in writing (as provided in Section 9.15 hereof):

        Section 5.01. Required Notices. The Loan Parties shall give, or cause to be given, immediate written notice to the Lender of any of the following, but without in any way authorizing or approving any event requiring the consent of the Lender hereunder:

(a) any change in the name (whether change in legal name, use of other name or otherwise), name(s) of controlling equity owner(s), the state or other jurisdiction of incorporation or other organization or the location of the chief executive office of any Loan Party or any Surety;

(b) the institution or, to the best knowledge of the Loan Parties, the threat or contemplation of, or any adverse determination or change in, any action, suit, investigation or proceeding (whether or not purportedly on behalf of any Loan Party or any Surety) at law, in equity, in arbitration or by or before any other Authority involving or affecting (i) any Loan Party or any Surety that, if adversely determined, could


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        have a Material  Adverse  Effect or Surety's  Adverse  Effect,  (ii) any
        alleged criminal act or activity on the part of any Loan Party or any of its representatives, (iii) any ESOP Related Document, Stock Purchase Document, or any Organizational Document of any Loan Party or any
        Surety;  (iv)  any  Material  Document,   (v)  any  Environmental  Claim
        respecting any Loan Party or any part of the Collateral, (vi) any Plan or any assets and properties of a Plan that, if adversely determined, could have an ERISA Effect, (vii) any part of the Collateral, (viii) any of the Obligations, or (ix) any of the transactions contemplated in this Agreement and the other Loan Instruments;

(c)     the occurrence of any ERISA Event;

(d) the occurrence of any act or event that violates, is in conflict with, results in a breach of or constitutes a default (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) under any term or provision of: (i) any ESOP Related Document, Stock Purchase Document, or any Organizational Document of any Loan Party or any Surety; or (ii) any Material Document;

(e) any labor dispute to which any of the Loan Parties may become a party, any strikes or walkouts relating to any of its offices, plants or other facilities, or the expiration of any labor contract;

(f) any change in location or change in the status of the Collateral other than as expressly permitted in Section 7.03 or 7.09 hereof;

(g) any attachment, confiscation, detention, levy, requisition, seizure or other taking of any part of the Collateral, whether through process of law or otherwise, the filing or other imposition of any Lien known to any Loan Party against any part of the Collateral (other than as expressly permitted by Section 6.04 hereof), or any destruction or other loss of or any damage to any part of the Collateral; or

(h) to the extent not otherwise enumerated in this Section, the occurrence of any other act or event that (i) has resulted or could result in any Default or Event of Default, or (ii) has had or could have a Material Adverse Effect or a Surety's Adverse Effect.

        Section 5.02. Accounts and Reports. The Loan Parties shall maintain a standard system of accounting in accordance with GAAP consistently applied, and the Loan Parties shall provide to the Lender the following:

(a) as soon as available and in any event within 45 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended December 31, 2002, a consolidated and consolidating balance sheet of Holdings and its subsidiaries as at the end of that fiscal year and the related consolidated and consolidating statements of earnings, shareholders' equity and cash flow for such fiscal year, all with accompanying notes, in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year, prepared in accordance with GAAP consistently applied, and audited and reported upon by Ernst & Young or other independent certified public accountants of recognized standing regularly retained by the Borrower to audit its books and approved by the Lender;

(b) concurrently with the delivery of the financial statements described in subsection (a) above, the annual auditor's report prepared by those independent certified public accountants, and concurrently with the delivery of the financial statements described in subsections (a) above and (c) below, a letter to the Lender signed by Holding's accountants to the effect that, having read this Agreement, (i) the compliance calculations of the Loan Parties delivered under subsection (d)(i) of this Section were correct and (ii) nothing came to their attention during the course of their regular examination that caused them to believe any Event of Default or Default had occurred and had not theretofore been reported and remedied, or if any such Event of Default or Default had occurred and was continuing or was not previously reported, specifying the facts with respect thereto;

(c)     as soon as  available,  and in any event within 15 days after the end of each month (including December) of each fiscal year of the Borrower (commencing with the month ending July 31, 2002), a consolidated and consolidating balance sheet of Holdings and its subsidiaries as at the end of such month and the related consolidated and consolidating statements of earnings, shareholders' equity and cash flow for the period from the beginning of such fiscal year to the end of such month, unaudited but certified by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Borrower as
        (i) prepared in accordance with GAAP consistently applied, (ii) fully reflecting all of the Accounts Receivable, trade payables and other liabilities of Holdings and its subsidiaries, and (iii) complete, accurate and a fair presentation of the financial condition of Holdings and its subsidiaries as of such date and the results of operations for the period covered thereby, subject to normal year-end audit adjustments, and in the case of quarterly statements audited or reviewed by such independent certified public accountants to the extent deemed necessary by SGRP's auditors in connection with the SPAR Group annual audit or quarterly review;


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(d)     concurrently with the delivery of the documents  described in subsection
        (c), above, (i) a certificate in the form of Exhibit E hereto setting forth the calculations of and establishing compliance with (among other things) the financial covenants set forth in Section 6.01, 6.02, 6.03 and 6.08 of this Agreement for the Computation Period just ended, as well as the calculation of any prepayment required under Section 2.06(f) and 2.06(h) hereof and a bringdown of the Loan Parties' representations and warranties, (ii) a certificate respecting the completeness and accuracy of the attached aging summaries of the consolidated and consolidating receivables and payables of Holdings and its subsidiaries as at the end of the month just ended, and (iii) a certificate listing
        any  changes  in   Indebtedness,   Credit   Support  and   corresponding
        information for each Loan Party of the types required to be scheduled under any of Sections 3.10(a) and 3.10(b) hereof since the delivery of Schedules 3.10(a) and 3.10(b) (as and if previously modified by all supplements thereto delivered to the Lender under this clause) in the same form as Schedules 3.10(a) and 3.10(b) hereto, in each case with such certificate being dated as of the last day of the relevant reporting period and signed by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Loan Parties and further certifying each has read this Agreement and made an examination sufficient in the opinion of the signer(s) to make informed statements in such certificate;

(e) as soon as available, and in any event within 5 days after the end of each month (including December) of each fiscal year of the Borrower, a Borrowing Base Certificate in the form of Exhibit D hereto setting forth the Borrowing Base as at the end of such month, provided that the Borrowing Base Certificate may be requested as frequently as the Lender requires, in each case with such certificate being dated as of the last day of the relevant reporting period and signed by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Loan Parties and further certifying each has read this Agreement and made an examination sufficient in the opinion of the signer(s) to make informed statements in such certificate;

(f) as soon as available, and in any event within 30 days prior to the commencement of each fiscal year, a consolidated and consolidating annual budget and projections for Holdings and its subsidiaries for the forthcoming fiscal year (commencing with respect to the fiscal year beginning January 1, 2003) certified by the chief executive officer and chief financial officer (or controller or other most senior accounting officer or employee if there is no chief financial officer) of the Loan Parties;

(g) as soon as available, and in any event not more than five Business Days after receipt, a copy of any annual management letter issued by any accountant or auditor to any Loan Party;

(h) on or before each anniversary of the date of this Agreement, an independent insurance broker's certificate stating (i) that the insurance required by Section 5.07 of this Agreement is in full force and effect, (ii) that all premiums under those policies have been paid to the extent due through the date of the certificate, and (iii) the amounts and due dates of premiums due within the following 12-month period; and, as soon as received, copies of all insurance policies, endorsements and certificates received from time to time by any Loan Party;

(i) promptly, and in any event not more than five Business Days, following execution, but without in any way authorizing or approving any such action requiring the consent of the Lender hereunder, copies of all loan, security and other instruments, agreements and documents respecting Indebtedness of any Loan Party in excess of $10,000, individually or in the aggregate, including commitments, lines of credit and other credit availabilities, and of all guaranties and other Credit Support by any Loan Party respecting any Indebtedness or other obligation of any other Person in excess of $10,000, individually or in the aggregate, except those to which the Lender also is a party;

(j) as soon as available, and in any event not more than five Business Days after receipt, a copy of any notice or other communication alleging any nonpayment or other breach or default, or any foreclosure or other action respecting any part of its assets and properties, received respecting any of the Indebtedness of any Loan Party (other than the Obligations), or any demand or other request for payment under any guaranty or other Credit Support by any Loan Party respecting any Indebtedness or other obligation of any other Person, including any received from any Person acting on behalf of the holder or beneficiary thereof, provided that the no Loan Party shall wait for such copies to become available to give any notice required under the circumstances by any other provision hereof;

(k) as soon as available, and in any event not more than five Business Days after receipt, a copy of any summons or complaint, or any other notice of any action, suit, investigation or proceeding, involving or affecting any Loan Party where the damages sought exceed, or if unspecified reasonably could exceed, $10,000 individually or in the aggregate;


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(l)     as soon  as  available,  a copy of any  notice  or  other  communication alleging the invalidity, non-binding effect or unenforceability of, any error or other defect in, any omission from, or any nonpayment or other breach or default under any ESOP Related Document, Stock Purchase Document, or any Organizational Document of any Loan Party or any Surety, or any note, stock certificate, security, financial asset,
        investment  property,   instrument,   agreement,  account,  document  or
        intangible of any Loan Party included in the Collateral, provided that no Loan Party shall wait for such copies to become available to give any notice required under the circumstances by any other provision hereof;

(m) as soon as available, and in any event not less than 15 days prior to adoption, but without in any way authorizing or approving any such action requiring the consent of the Lender hereunder, copies of each proposed modification, waiver, amendment or termination of any of the terms and provisions of any ESOP Related Document, Stock Purchase Document, or any Term Loan Document of any Loan Party or any Surety, or any note, stock certificate, security, financial asset, investment property, instrument, agreement, account (other than account writeoffs of $10,000 or less in the aggregate for any customer in any year), document or intangible of the Loan Parties included in the Collateral;

(n) as soon as available, and in any event not less than 30 days prior to adoption, but without in any way authorizing or approving any such action requiring the consent of the Lender hereunder, copies of each proposed modification, waiver, amendment or termination of any of the terms and provisions of any Organizational Document respecting any Loan Party or any Surety or any agreement between the shareholders of any Loan Party or any Surety; promptly following adoption, copies of each of the foregoing certified as to the accuracy thereof by the Secretary of State or the Secretary or similar official of the Loan Parties or Surety, as applicable; and promptly following request, such other supporting documents of the kind specified in Section 4.06 hereof as the Lender from time to time may request;

(o) as soon as possible, and in any event not more than five Business Days after filing, copies of all tax returns, informational statements and reports filed by any Loan Party with the Internal Revenue Service of the United States of America;

(p) promptly upon the request of the Lender, copies of each notice, report, statement or other document or communication, whether periodic or otherwise, concerning the occurrence, existence or correction of any ERISA Event in any respect, any responsive communication on the part of any Loan Party or any of its ERISA Affiliates, or any preliminary or final determination of any Authority in respect thereof, provided that no Loan Party shall wait for such request or copies to become available to give any notice required by any other provision hereof; and

(q) contemporaneously with each submission or filing, a copy of any report, registration statement, proxy statement, financial statement, notice or other document, whether periodic or otherwise: (i) submitted to the shareholders of any Loan Party in their capacities as shareholders; or
        (ii) submitted to or filed by any Loan Party with any governmental or self-regulatory Authority involving or affecting (A) any Loan Party, (B) the Obligations, (C) any part of the Collateral or (D) any of the transactions contemplated in this Agreement or the other Loan Instruments, provided that no Loan Party shall wait for such copies to become available to give any notice required under the circumstances by any other provision of Section 5.01 hereof;

together  with  such  supplements  to any of the  aforementioned  documents  and additional accounts, reports, certificates, statements, documents and information as the Lender from time to time may request, each in such form and substance as may be acceptable to the Lender.

        Section 5.03. Access to Premises, Records and Collateral. At all reasonable times and as often as the Lender reasonably may request, each Loan Party shall permit representatives designated by the Lender to (a) have complete and unrestricted access to the premises of each Loan Party, the books and records of each Loan Party and the Collateral, provided that so long as no Default or Event of Default is then continuing, the Lender shall give each Loan Party at least one Business Day's prior notice (which may be given by telephone) prior to any such visit, (b) make copies of, or excerpts from, those books and records, and (c) discuss the Collateral or the accounts, assets, business, operations, properties or condition, financial or otherwise, of the each Loan Party with its officers, directors, employees, accountants and agents.

        Section 5.04. Good Standing, Qualifications, Powers, Separate Legal Existence, Organizational Documents, Etc. (a) Each Loan Party shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be necessary (i) to maintain its due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in


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full  force and  effect  all  foreign  and other  qualifications,  licenses  and registrations required in those jurisdictions in which each Loan Party conducts business or has any assets or properties.

        (b) Except for its agreements under the Loan Instruments and Stock Purchase Documents, each Loan Party shall at all times maintain its full and unrestricted right, power and authority, and shall not, and shall not cause, suffer or permit anyone else to, take or fail to take any action (with respect to itself or otherwise), or offer, commit or enter into to any agreement or arrangement, that would, or could, in any way restrict, limit, make subject to third-party approval or otherwise impair its right, power or authority, (A) to carry on its business as now conducted or (B) to execute or deliver this Agreement or any other Loan Instrument to which it is or becomes a party or any supplement, modification or amendment thereto or restatement or replacement thereof from time to time in the manner provided therein, or (C) to perform any of its obligations hereunder or thereunder.

        (c) No Loan Party shall at any time cause, suffer or permit any change in its name (whether a change in legal name, use of other name or otherwise), the state or other jurisdiction of its incorporation or other organization or the location of its chief executive office.

        (d) Each Loan Party shall at all times: (i) do business exclusively under its own name(s) and employer and taxpayer identification numbers, hold itself out to the public as a legal entity separate and distinct from any other Person (and not as a department or division of someone else), and correct any misunderstandings known to it regarding the separate identity of each Loan Party; (ii) use its own separate stationery, invoices and checks; (iii) use its own logos and trademarks and (other than as permitted by the Trademark
Agreement) not share any common logo or trademark with any other Person; (iv) observe all corporate or equivalent formalities for maintaining its status as a valid separate entity; (v) maintain its records, books of account, bank accounts (other than as required by the Loan Instruments) and other assets and properties separate and apart from those of any other Person and not commingle any of them with those of any other Person; (vi) promptly correct any other Person's misunderstanding as to (A) the identity of any Loan Party or any Affiliate with whom such other Person is transacting business, or (B) each Loan Party's alleged responsibility for the Indebtedness or other obligations of any other Person;
(vii) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or vice versa; and (viii) maintain a sufficient number of employees or independent contractors in light of its contemplated business operations.

        (e) No Loan Party shall cause, suffer or permit any supplement, modification or amendment to, or any waiver of any term or provision of, any of its Organizational Documents without the prior written consent of the Lender, which consent will not be unreasonably withheld if the same will not adversely affect any of the rights, powers, privileges, remedies and interests of the Lender under this Agreement or any other Loan Instrument.

        Section 5.05. Compliance with Applicable Law; Operations. Each Loan Party shall promptly and fully comply with, conform to and obey any and all Applicable Law now or hereafter in effect, other than to the extent the noncompliance therewith or violation thereof could not have a Material Adverse Effect. In any event, the each Loan Party shall procure, store, contain, manufacture, distribute, remove and dispose of all Environmental Substances and use and operate all assets and properties (including, without limitation, machinery, Equipment, Real Estate and Improvements) in full compliance with and conformity to all Environmental Laws and other Applicable Law in all respects, including (without limitation) all applicable permits, licenses, and other authorizations, consents or approvals of Authorities.

        Section 5.06. Payment of Debts, Taxes, Etc. Each Loan Party shall (a) pay, or cause to be paid, all of its Indebtedness and other liabilities and lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due, (b) perform, or cause to be performed, all of its obligations promptly and in accordance with the respective terms and provisions thereof, and
(c) promptly pay and discharge, or cause to be paid and discharged, all taxes, assessments and other governmental charges and levies imposed upon any of the Loan Parties, upon their respective income or receipts or upon any of their respective assets and properties on or before the last day on which the same may be paid without penalty; provided, however, that it shall not constitute a breach of this Section if any Loan Party fails to perform any such obligation or to pay any such Indebtedness or other liability (except for the Obligations), tax, assessment, or governmental or other charge, levy or claim (i) that (A) is being delayed, in the case of trade payables (but not other obligations), in accordance with the normal payment practices of the Loan Party, but not beyond any demand in payment therefor, or (B) is being contested in good faith and by proper proceedings diligently pursued, (ii) if the effect of such failure to pay or perform will not (A) cause or permit the acceleration of the maturity of any other Indebtedness or obligation of any Loan Party (i.e., other than the one being contested) or (B) subject any part of the assets and properties of any Loan Party to attachment, levy or forfeiture, (iii) for which the Loan Party has


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obtained a bond or insurance, or established a reserve, in such amount as may be required by GAAP and that in the judgment of the Lender is adequate and satisfactory, and (iv) so long as the aggregate amount of such unpaid overdue items for all of the Loan Parties does not at any time exceed $10,000.

        Section 5.07. Insurance. Each Loan Party shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles) acceptable to the Lender (i) adequate to insure all assets and properties of the Loan Parties, which assets and properties are of a character usually insured by persons engaged in the same or similar business, against loss or damage resulting from fire, flood, hurricanes or other risks included in an extended coverage policy, (ii) against ESOP liability, (as and to the extent the same is available), public liability, directors and officers liability and other tort claims that may be incurred by or asserted against the Loan Parties or any of their Representatives, (iii) as may be required by the other Loan Instruments or Applicable Law and (iv) as may be reasonably requested by the Lender, all with adequate, financially sound and reputable insurers acceptable to the Lender, and all naming the Lender as an additional insured and loss payee under a standard mortgagee's endorsement as the Lender's interest may appear. In the event the Lender receives any insurance proceeds respecting any loss, damage or destruction of any insured Collateral, the Lender at its option may (1) hold and disburse the proceeds (or a portion thereof) to fund the costs of such repair, rebuilding or replacement as the Loan Parties may elect (subject to such conditions as the Lender may establish), or (2) apply the proceeds (or any remaining balance) as provided in Section 2.08(d) hereof. In the event any Loan Party receives any insurance proceeds (other than disbursements from the Lender), the Loan Party shall accept and hold those funds in trust for the benefit of the Lender and shall promptly pay or deliver those proceeds to the Lender for application as provided above.

        Section 5.08. Maintenance of Assets, Intellectual Properties, Etc. (a) Each Loan Party shall maintain or cause to be maintained all of its assets and properties in good working order and condition (ordinary wear and tear and retirement excepted), making all necessary repairs thereto and renewals and replacements thereof. Each Loan Party shall perform all servicing, repairs, overhauls, replacements, modifications, improvements and tests, or shall cause them to be performed, (i) with personnel duly qualified for the applicable task,
(ii) in accordance and compliance with the manuals and service bulletins of the applicable manufacturer(s) and (iii) with suitable replacement, substitute or additional parts or components (A) in good operating condition, (B) of equivalent or better performance, durability, utility and value than the item replaced, (C) owned solely by such Loan Party, and (D) free of any Lien other than any Permitted Lien.

        (b) Each Loan Party shall maintain or cause to be maintained, at its own expense, all of its Intellectual Property rights, registrations and applications, including (without limitation) the diligent pursuit of all applications, the payment of all maintenance, license or other fees and expenses, and the vigorous prosecution of suits and proceedings to enforce those rights and applications and to object or oppose the conflicting rights or applications of any other Person, except in each case where the applicable Loan Party decides in good faith that a particular item is of negligible economic value to the business of such Loan Party or where the cost of doing so would be reasonably likely to exceed the economic value of such item, such Loan Party notifies the Lender of such decision and the Lender does not object thereto. Each Loan Party (i) shall continue to use each trademark and trade name of the Loan Parties in its business and on its goods, (ii) shall use the appropriate symbol of registration with each use of a trademark or trade name by the Loan Parties, (iii) shall not reduce the quality of existing goods or services bearing a trademark or trade name of the Loan Parties or use any such trademark or trade name with any other goods or services of less than comparable quality, and (iv) shall not take, or cause suffer, suffer or permit anyone else to take, any action that may invalidate the registration of any trademark or trade name, except in each case where the applicable Loan Party decides in good faith that a particular item is of negligible economic value to the business of such Loan Party or where the cost of doing so would be reasonably likely to exceed the economic value of such item, such Loan Party notifies the Lender of such decision and the Lender does not object thereto. The Loan Parties shall seek or cause to be sought, at its own expense, (i) patent applications and patents respecting all unpatented but patentable inventions made or obtained by the Loan Parties, (ii) trademark applications and registered trademarks on registrable but unregistered trademarks developed, used or obtained by the Loan Parties, and
(iii) trade name applications and registered trade names on registrable but unregistered trade names developed, used or obtained by the Loan Parties, except in each case where the applicable Loan Party decides in good faith that a particular item is of negligible economic value to the business of such Loan Party or where the cost of doing so would be reasonably likely to exceed the economic value of such item, such Loan Party notifies the Lender of such decision and the Lender does not object thereto.

        Section 5.09. Preservation and Defense of Collateral, Etc. Each Loan Party shall maintain, enforce, preserve and defend in all respects: (a) any and all of the rights, powers, privileges, remedies and interests of the Loan Party and the Lender under or with respect to each note, stock certificate, security, financial asset or other account, chattel paper, commercial tort claim, deposit account, document of title, general intangible, instrument, investment property, letter of credit, letter-of-credit-right, oil, gas or mineral before


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extraction, money or other intangible included in the Collateral and each of the
Organizational Documents and other instruments and documents relating thereto; and (b) all of the right, title and interest of any Loan Party and the Lender in and to each and every part of the Collateral against all manner of claims and demands; in each case on a timely basis to the full extent permitted by Applicable Law. In the event any of the Collateral is attached or levied or any Lien is imposed on any of the Collateral (other than a Permitted Lien), then (without limiting the generality of the preceding sentence) the Loan Parties shall pay, discharge or bond the underlying obligation and cause the release of such Collateral therefrom within five days of any attachment or levy or thirty days of the imposition of any Lien, but in any case before the claimant may defeat the right of the relevant Loan Party to bond, contest or redeem.

        Section 5.10. Margin Stock Regulation Compliance. (a) From time to time at the request of the Lender, and in any event prior to (i) using any proceeds of any of the Loans and other credit from the Lender directly or indirectly secured by any Margin Stock to directly or indirectly purchase or carry any Margin Stock, or (ii) making any permitted substitution or withdrawal of Collateral if before or after such substitution or withdrawal any such loan or other credit is or would be directly or indirectly secured by any Margin Stock, in each case as determined by the Lender (in its sole and absolute discretion), each Loan Party will provide to the Lender duly completed and executed statements on Federal Reserve Form U-1 and any other statement that the Lender may deem to be necessary or desirable under any applicable Margin Stock Regulations.

        (b) If at any time the Lender determines (in its sole and absolute discretion) that (i) any of the Loans or other Obligations or other credit extended by the Lender (A) are being or have been directly or indirectly used to purchase or carry any Margin Stock and (B) are directly or indirectly secured by any Margin Stock, and (ii) the aggregate value of the Margin Stock and other assets and properties directly and indirectly securing them (computed and discounted in accordance with applicable Borrowing Base criteria, Margin Stock Regulations and policies of the Lender then in effect) is insufficient to fully cover the outstanding Loans and other included credit from the Lender, then immediately after receipt of notice from the Lender the relevant Loan Party shall repay the Loans in such amount(s) as the Lender may have requested in such notice in order to comply with any applicable Margin Stock Regulations. This
Section imposes a continuing test, and the Lender at any time and from time to time may demand such payment and delivery whenever such a deficiency is determined by the Lender (in its sole and absolute discretion).

        Section 5.11. Additional Subsidiary Guarantor. Without in any way authorizing or approving any such action requiring the consent of the Lender hereunder under Section 6.07 hereof, as soon as practicable, and in any event within thirty days following formation or acquisition, each Loan Party shall cause each newly formed or acquired corporation, venture or other Person meeting the definition of "subsidiary" of the Loan Parties to execute and deliver to the Lender an assumption of the obligations of a Guarantor and Loan Party hereunder, which (a) shall be accomplished by such Person's written assumption of this Agreement and the other Loan Documents to which any Guarantor is a party in form and substance acceptable to the Lender and (b) shall not require any notice to or the consent of any other Loan Party. Such assumption shall be a Loan Instrument hereunder and an amendment of this Agreement, but shall not require the signature of any other Loan Party.

        Section 5.12. Management and Board of Directors, Etc. (a) No Person shall be hired or made any binding offer for any position with any Loan Party as a director, chief executive officer, chief operating officer, chief financial or accounting officer, controller or any other position performing a substantially similar function without first obtaining the prior written approval of the Lender, which approval shall not be unreasonably withheld.

        (b) For so long as the Loans are outstanding, each Loan Party shall (i) cause [a] designee of the Lender to be elected as a director of the Loan Party and each of its subsidiaries, and (ii) not cause, suffer or permit the Board of Directors of the Loan Parties or any of its subsidiaries to have more than [three] directors. The Lender's designee[s] shall be covered by the Loan Parties' D&O policy, which policy shall be provide SGRP's policies will not be taken into account in any way in defending or indemnifying such designee[s] and otherwise shall satisfy the requirements of Section 5.07 hereof.

                                   ARTICLE VI.

                               NEGATIVE COVENANTS

        The Loan Parties jointly and severally covenant and agree that they will comply in all respects with each, and will not cause, suffer or permit any violation of any, of the terms and provisions of each Section in this Article, from the date hereof until the Obligations have been fully paid and satisfied, unless the Lender (in its sole and absolute discretion) shall consent otherwise in writing (as provided in Section 9.15 hereof):


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        Section 6.01. Certain Financial Requirements. The financial measurements used in the following covenants: (i) shall be determined in accordance with GAAP (as of the date of calculation) consistently applied except to the extent otherwise specified by a particular definition or covenant; (ii) shall be computed for the Loan Parties and all of its subsidiaries (if any) on a consolidated basis in accordance with GAAP except to the extent otherwise specified in a particular definition or provision; and (iii) shall refer to the corresponding items in the financial statements of the Loan Parties and its subsidiaries (if any) for the relevant periods except to the extent otherwise specified or defined herein. (The Loan Parties and the Lender covenant and agree to reset in good faith the financial covenants set forth in this Section, as well as the corresponding provisions of the financial covenants compliance certificate required by Section 5.02(d) hereof, from time to time with each change in GAAP so as to maintain the integrity and intent of such covenants.)

        (a) The consolidated Selling, General and Administrative Expenses of Holdings and its subsidiaries (inclusive of sales commission but excluding tax deductible pension payments to the ESOP Trust) shall not exceed 24% of their total consolidated revenue in any fiscal quarter.

        (b) The Adjusted Net Worth of the Loan Parties and their subsidiaries shall not be less than: (i) $(900,000) at December 31, 2002, or at any time thereafter through March 30, 2003; (ii) $(1,150,000) at March 31, 2003, or at any time thereafter through June 29, 2003; (iii) $(680,000) at June 30, 2003, or at any time thereafter through September 29, 2003; (iv) $(670,000) at September 30, 2003, or at any time thereafter through December 30, 2003; (v) $(780,000) at December 31, 2003, or at any time thereafter through March 30, 2004; (vi) $(580,000) at March 31, 2004, or at any time thereafter through June 29, 2004;
(vii) $(380,000) at June 30, 2004, or at any time thereafter through September 29, 2004; (viii) $(180,000) at September 30, 2004, or at any time thereafter through December 30, 2004, (ix) $0 at December 31, 2004, or at any time thereafter through March 30, 2005; (x) $475,000 at March 31, 2005, or at any time thereafter through June 29, 2005; (xi) $950,000 at June 30, 2005, or at any time thereafter through September 29, 2005; (xii) $1,425,000 at September 30, 2005, or at any time thereafter through December 30, 2005, (xiii) $1,900,000 at December 31, 2005, or at any time thereafter through March 30, 2006; (xiv) $2,700,000 at March 31, 2006, or at any time thereafter through June 29, 2006;
(xv) $3,500,000 at June 30, 2006, or at any time thereafter through September 29, 2006; (xvi) $4,300,000 at September 30, 2006, or at any time thereafter through December 30, 2006, (xvii) $5,100,000 at December 31, 2006, or at any time thereafter through March 30, 2007; and (xviii) $6,300,000 at March 31, 2007, or at any time thereafter.

        (c) The Adjusted EBITDA of Holdings and its subsidiaries shall not be less than: (i) $(400,000) for the six consecutive fiscal months ended December 31, 2002; (ii) $(30,000) for the three consecutive fiscal months ended March 31, 2003; (ii) $700,000 for the six consecutive fiscal months ended June 30, 2003;
(iv) $970,000 for the nine  consecutive  fiscal months ended September 30, 2003;
(vi) $1,090,000 for for the Computation Period ended December 31, 2003; (vii) $350,000 for the three consecutive fiscal months ended March 31, 2004; (viii) $700,000 for the six consecutive fiscal months ended June 30, 2004;
(ix)$1,050,000  for the nine consecutive fiscal months ended September 30, 2004;
(x) $1,400,000 for the Computation Period ended December 31, 2004; (xi) $580,000 for the three consecutive fiscal months ended March 31, 2005; (xii) $1,160,000 for the six consecutive fiscal months ended June 30, 2005; (xiii)$1,740,000 for the nine consecutive fiscal months ended September 30, 2005; (xiv) $2,300,000 for the Computation Period ended December 31, 2005; (xv) $850,000 for the three consecutive fiscal months ended March 31, 2006; (xvi) $1,700,000 for the six consecutive fiscal months ended June 30, 2005; (xvii) $2,550,000 for the nine consecutive fiscal months ended September 30, 2005; (xviii) $3,400,000 for the Computation Period ended December 31, 2006; (xix) $1,250,000 for the three consecutive fiscal months ended March 31, 2007 or for any fiscal quarter thereafter.

        (d) The Adjusted Debt Service Ratio of Holdings and its subsidiaries shall not be less than: (i) (1.37):1.00 for the six consecutive fiscal months ended December 31, 2002; (ii) (10.77):1.00 for the three consecutive fiscal months ended March 31, 2003; (iii) .80:1.00 for the three consecutive fiscal months ended June 30, 2003; (iv) 1.45:1.00 for the three consecutive fiscal months ended September 30, 2003; (v) 2.39:1.00 for the three consecutive fiscal months ended December 31, 2003; (vi) 1.45:1.00 for the Computation Period ended December 31, 2003 and any quarter thereafter through September 30, 2004; (vii) 1.09:1.00 for the Computation Period ended December 31, 2004 and any quarter thereafter through September 30, 2005; (viii) .84:1.00 for the Computation Period ended December 31, 2005, and any quarter thereafter through September 30, 2006; (ix) .73:1.00 for the Computation Period ended December 31, 2006; and (x) ..63:1.00 for the three consecutive fiscal months ended March 31, 2007, or at the end of any fiscal quarter thereafter.

        (e) The Adjusted Debt to EBITDA Ratio of Holdings and its subsidiaries shall not exceed: (i) 4.92:1:00 at December 31, 2003 and any quarter thereafter through September 30, 2004; (ii) 3.31:1:00 at December 31, 2004 and any quarter thereafter through September 30, 2005; (iii) 1.48:1.00 at December 31,


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

2005 and any quarter thereafter through September 30, 2006; and (iv) .41:1.00 at December 31, 2006 or at the end of any fiscal quarter thereafter.

        (f) The Adjusted Capital Expenditures of Holdings and its subsidiaries shall not exceed $65,000 in any fiscal year.

        (g) The Adjusted Lease Service of Holdings and its subsidiaries for the referenced Computation Period shall not exceed $100,000 in any fiscal quarter.

        (h) The Loan Parties shall not cause or permit any change of their fiscal year from a calendar year of each year without the prior written consent of the Lender.

        Section 6.02. Indebtedness. (a) No Loan Party shall directly or indirectly create, incur, assume, permit to exist, increase, renew or extend any Indebtedness on its part, including commitments, lines of credit and other credit availabilities, or apply for or offer, commit or agree to do any of the foregoing, excluding, however:

        (i) Indebtedness owed to the Lender under any of the Loan Instruments;

        (ii) Indebtedness under the Term Loan Agreement;

        (iii) purchase money Indebtedness incurred in the purchase of Equipment in the ordinary course of business so long as each is secured only by the Equipment purchased, and obligations constituting Indebtedness under generally accepted accounting principles arising under capitalized leases entered into in the ordinary course of business, in each case so long as (A) the aggregate amount of all such purchase money Indebtedness and capitalized lease amounts does not at any time exceed $65,000 during the 18 month period ended December 31, 2003, $130,000 during 2004, or $195,000 thereafter, and
   (B) no Default or Event of Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise), provided that the Loan Parties may continue such purchase money Indebtedness and capital lease obligations within those limits, but without any increase, renewal or extension, once incurred as so permitted; and

        (iv) the continuation of the Indebtedness listed in Schedule 3.10(a) hereto, excluding, however, any increase therein or renewal or extension thereof or the continuation of any Indebtedness being retired with the proceeds of the Loans.

        (b) No Loan Party shall prepay, acquire or otherwise satisfy, in whole or in part, any of its Indebtedness prior to when due, except (i) for Indebtedness owed to the Lender under any of the Loan Instruments, (ii) for Indebtedness permitted under Section 6.02(a)(iii) hereof so long as no Default or Event of Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise), or (iv) as permitted by agreement or consent of the Lender.

        Section 6.03. Guaranties and other Credit Support. No Loan Party shall directly or indirectly make, create, incur, assume, permit to exist, increase, renew or extend any guaranty or other Credit Support on its part of any Indebtedness or other obligation of any other Person, or offer, commit or agree to do so, excluding, however: (a) any guaranty of or other Credit Support for Indebtedness or other obligations owed to the Lender; (b) the Credit Support under the Term Loan Agreement; and (c) the continuation of those guaranties and other Credit Support listed in Schedule 3.10(b) hereto, excluding, however, any increase therein or renewal or extension thereof.

        Section 6.04. Liens and Encumbrances. No Loan Party shall directly or indirectly make, create, incur, assume or permit to exist any Lien of any nature in, to or against any part of the Collateral, or offer, commit or agree to or cause or assist the inception or continuation of any of such Lien; excluding, however, any Permitted Lien to the extent otherwise not prohibited by this Agreement.

        Section 6.05. Sale or Disposition of Collateral, Etc. No Loan Party shall directly or indirectly: (a) sell, lease, sublease, transfer, exchange, abandon or otherwise dispose of, surrender management, physical possession or control of, physically alter or relocate all or any portion of the Collateral, other than as expressly permitted by Section 7.03 hereof; (b) cause, suffer or permit any supplement, modification or amendment to, or any waiver of any term or provision or any termination of, any material note, stock certificate, security, financial asset, investment property,, instrument, agreement, account, document or intangible of any Loan Party included in the Collateral, other than as expressly permitted by Section 7.03 hereof; or (c) offer, commit or agree to or cause or assist the inception or continuation of any of the foregoing.



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        Section 6.06.  Investments,  Loans,  Advances,  Etc. No Loan Party shall directly or indirectly purchase or otherwise acquire or hold any Investment or make any Investment in or for the benefit of any other Person, or offer, commit or agree to do so, except for: (a) securities received in connection with past contributions to or Investments in the subsidiaries and ventures listed in
Schedule 3.11 hereto; (b) the continuation of the existing Investments listed on
Schedule 3.11 hereto; (c) the Permitted Investments; (d) any guaranty or other Credit Support permitted under Section 6.03 hereof; and (e) any collateral account established under this Agreement or any other Loan Instrument; and (f) any loans or advances of salary to any officer or employee of any Loan Party or any of its subsidiaries in the ordinary course of its business that in the aggregate do not at any time exceed (i) 5% of that Person's regular annual salary, and (ii) $10,000 for all such officers and employees, excluding, however, usual and customary draws in the ordinary course of business by any non-salaried salesperson against his or her reasonably expected commissions over the next succeeding twelve months.

        Section 6.07. Certain Fundamental Changes. No Loan Party shall directly or indirectly effect, enter into or offer, commit or agree to: (a) award, grant or issue any option to any Person to purchase any shares of the Borrower's capital stock, phantom stock or similar right, or offer or agree to do so, other than (A) an option or right that (i) is exercisable at or set to a price equal to the fair market value thereof at the time of issuance, (ii) does not vest (in whole or in part) before the Term Loans have been repaid in full, (iii) has been awarded, granted or issued pursuant to the approved form of Holdings Stock Plan,
(iv) is in form and substance acceptable to the Lender in its sole discretion, and (v)is otherwise acceptable, and is being awarded, granted or issued to a Person who is acceptable, to the Lender in its sole and absolute discretion (each a "Permitted Option") and (B) the Holdings Warrant; (b) any issuance, sale, transfer, pledge or other disposition or encumbrance of any capital stock, partnership or membership interests or other equity securities issued by any Loan Party (other than pursuant to the Permitted Options and Holdings Warrants), the registration of such securities for sale or resale under Applicable Law, or the issuance of any option (other than a Permitted Option), warrant (other than the Holdings Warrant) or other right to acquire any such securities; (c) any capital reorganization or reclassification of the capital stock, partnership or membership interests or other securities issued by any Loan Party; (d) any transaction in which the capital stock, partnership or membership interests or other securities issued by any Loan Party prior to the transaction would be changed into or exchanged for different securities, whether of that or any other Person, or for any other assets or properties (other than as such transactions may be permitted by Section 6.08 hereof); (e) any sale, lease, assignment, conveyance, spin-off or other transfer or disposition of all or any substantial part of the business or assets and properties of any Loan Party; (f) any merger, consolidation, reincorporation or reorganization in a different jurisdiction, dissolution, liquidation or winding up of any Loan Party; (g) the acquisition or establishment of any new subsidiary or joint venture by any Loan Party; (h) the acquisition by any Loan Party of all or substantially all of the assets and properties of any other Person or any discrete division or other business unit thereof; or (i) any material change in the character of the business of any Loan Party as conducted on the date of this Agreement or any adverse change in the method by which that business is conducted.

        Section 6.08. Distributions to Shareholders. No Loan Party shall directly or indirectly: (a) declare or make any dividend, payment or other distribution of cash, assets or property with respect to any equity securities issued by any Loan Party, whether now existing or hereafter outstanding; (b) redeem, purchase or otherwise acquire any securities issued by any Loan Party or any option or other right to acquire any such securities; (c) covenant or otherwise arrange with any Person (other than the Lender in any Loan Instrument) to directly or indirectly limit or otherwise restrict any dividend, advance or other payment or distribution (whether of cash or otherwise); or (d) offer, commit or agree to do any of the foregoing; excluding, however, (i) the redemptions pursuant to the Holdings Redemption Agreement, (ii) distributions by the Borrower to Holdings to permit Holdings to pay the Obligations under (and as defined in) the Term Loan Agreement, and (iii) so long as no Default or Event of Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise) distributions by the Borrower to Holdings to fund, and Holding's use of such funds to either (A) redeem its common stock from the ESOP Plan, or (B) make contributions to the ESOP Trust to fund its redemptions of Holding's stock, in each case to the extent required under the ESOP Related Documents in connection with the termination of participants.

        Section 6.09. Use of Loans. (a) No Loan Party shall directly or indirectly use any portion of the Loans, or cause, assist, suffer or permit the use of any portion of the Loans, in whole or in part, other than use of the Loans for the funding of the refinancing the Borrower's share of the existing Senior Loans and funding the working capital needs of the Borrower.

        (b) No part of the proceeds of the Loans or other credit from the Lender shall be used at any time directly or indirectly to purchase or carry any Margin Stock or otherwise in any way or for any purpose that violates or is inconsistent with any applicable Margin Stock Regulations.


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        Section  6.10.  ERISA  Plans.  (a) Except  for the Plans,  no Loan Party
shall, and no Loan Party shall cause, suffer or permit any of its ERISA Affiliates to, directly or indirectly establish, maintain, participate in, contribute to or permit to exist any "employee pension benefit plan" or "employee welfare benefit plan"(as defined in ERISA) for any employees of any Loan Party or any ERISA Affiliate; provided, however, that any Loan Party or any ERISA Affiliate from time to time may establish any such plan in accordance with Applicable Law (including ERISA and the Tax Code) with the prior written consent of the Lender. The Loan Parties shall use their best efforts to obtain or continue the qualification of each Plan under ERISA and the Tax Code, as applicable, shall prepare and deliver each report, statement or other document required by ERISA and the Tax Code within the periods specified therein and conforming in form and substance to the provisions thereof, and shall administer each Plan in all respects in accordance with ERISA, the Tax Code and all other Applicable Law, as applicable; and shall use their best efforts to cause its ERISA Affiliates to do each of the foregoing. In any event, no Loan Party shall cause, suffer or permit any of its ERISA Affiliates to: (i) incur, continue or fail to correct in any respect any ERISA Event; (ii) fail to file with the appropriate Authority any required notice or report respecting any Plan as and when due; (iii) fail to respond in a timely fashion to any notice or other communication respecting any Plan from any Authority; (iv) increase or adversely modify any funding obligation or other liability of any one or more of the Loan Parties or any ERISA Affiliate (individually or in the aggregate) under any Plan (whether through amendment or termination) without the prior written consent of the Lender (which will not be withheld unreasonably); (v) permit the present value of all accrued benefits under each Plan subject to Title IV of ERISA to exceed the value of the assets of such Plan allocable to such accrued benefits (which benefit value shall be determined either on an ongoing basis, using the Plan's reasonable actuarial assumptions, or on a termination basis, using the assumptions employed by the Pension Benefit Guaranty Corporation in connection with plan terminations, as applicable); or (vi) enter into any "employee welfare benefit plan" (as defined in ERISA) to which one or more of the Loan Parties and its ERISA Affiliates is required to contribute.

        (b) No Loan Party shall, and no Loan Party shall cause, suffer or permit any of its subsidiaries to, directly or indirectly contribute to or for the benefit of the Plans or its participants thereunder more than the ESOP Maximum Contribution in the aggregate in any fiscal year.

        Section 6.11. Transactions with Affiliates, Etc.. (a) No Loan Party shall directly or indirectly enter into any transaction with, or use any asset or property of, any Affiliate of any Loan Party (including, without limitation, the lease, purchase, sale or exchange of any asset or property, any advance or loan, the provision of any services, or any allocation of administrative salaries, expenses and other general overhead), other than in the ordinary course and pursuant to the reasonable requirements of the business of any Loan Party and upon fair and reasonable terms and provisions no less favorable to any Loan Party than it would have been reasonably likely to have obtained in a comparable arm's-length transaction with a Person who is not an Affiliate of any Loan Party.

        (b) The Loan Parties shall not (individually or in the aggregate): (i) pay or accrue to or for the benefit of any Person aggregate compensation in excess of $250,000 in any year other than (A) permitted sales commissions, and
(B) any bonus due to the officers of SPG listed in Schedule 6.11(b) hereto under their bonus formulas in effect on the date hereof (as summarized in such schedule) (a "Permitted Bonus"); (ii) pay or accrue to or for the benefit of any Person any sales commission in excess of 17% of the actual gross profits (before internal labor allocations) from that persons eligible sales; or (iii) enter into any new employment agreement or extend or renew any existing employment agreement. In addition, all officers and employees of the Loan Parties, as of the date hereof and from time to time hereafter as Persons enter into such positions or change levels of access, shall execute and deliver to Lender the appropriate non-compete and confidentiality agreements with the Loan Parties in the form agreed to by the Loan Parties and the Lender.

        Section 6.12. Execution and Modification of the ESOP Related Documents, Etc. (a) No Loan Party shall enter into any new ESOP Related Document, enter into or cause, suffer or permit any supplement to or any waiver (of its rights), modification, amendment or restatement of any ESOP Related Document existing on the date hereof or hereafter approved by the Lender, or commit or agree to do any of the foregoing, without the prior written consent of the Lender. The inclusion of supplements, modifications, restatements and the like in the various definitions of the ESOP Related Documents is not intended, and shall not be deemed or construed, to be permission for or acceptance of any of the foregoing by the Lender, which will not be unreasonably withheld to the extent such change is required under ERISA or the Code.

        (b) No Loan Party shall remove or replace, or consent to any change in, the ESOP Trustee, or commit or agree to do so, without the prior written consent of the Lender, which will not be unreasonably withheld to the extent such change is to an institutional trustee that is not an Affiliate of the Borrower or the Lender.


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        Section  6.13.   Execution  and   Modification  of  the  Stock  Purchase
Documents, Etc. No Loan Party shall enter into any new Stock Purchase Document, enter into or cause, suffer or permit any supplement to or any waiver (of its rights), modification, amendment or restatement of any Stock Purchase Document existing on the date hereof or hereafter approved by the Lender, or commit or agree to do any of the foregoing, without the prior written consent of the Lender. The inclusion of supplements, modifications, restatements and the like in the various definitions of the Stock Purchase Documents is not intended, and shall not be deemed or construed, to be permission for or acceptance of any of the foregoing by the Lender.

        Section 6.14. Execution and Modification of the Term Loan Documents, Etc. No Loan Party shall enter into any new Term Loan Document, enter into or cause, suffer or permit any supplement to or any waiver (of its rights), modification, amendment or restatement of any Term Loan Document existing on the date hereof or hereafter approved by the Lender, or commit or agree to do any of the foregoing, without the prior written consent of the Lender. The inclusion of supplements, modifications, restatements and the like in the various definitions of the Term Loan Documents is not intended, and shall not be deemed or construed, to be permission for or acceptance of any of the foregoing by the Lender.

        Section 6.15. Execution and Modification of the Holdings Stock Plan. No Loan Party shall enter into any new stock option plan, phantom stock plan or the like, no Loan party shall award, grant or issue any stock option, phantom stock or similar right other than the issuance of Permitted Options by Holdings, and Holdings shall not enter into or cause, suffer or permit any supplement to or any waiver (of its rights), modification, amendment or restatement of any Permitted Option approved by the Lender or the Holdings Stock Plan, or commit or agree to do any of the foregoing, without the prior written consent of the Lender. The inclusion of supplements, modifications, restatements and the like in the various definitions of the Holdings Stock Plan is not intended, and shall not be deemed or construed, to be permission for or acceptance of any of the foregoing by the Lender.

        Section 6.16. Certain Accounts. No Loan Party will render any invoice that: (i) is expressly conditional, permits returns or restricts collection rights or assignments in any respect; (ii) permits payment (A) more than 30 days after the invoice date, (B) in any currency other than United States Dollars, or
(C) at any location outside the United States; or (iii) provides for the underlying obligation to be evidenced by chattel paper or any note or other instrument; provided, however, that a Loan Party may do so if and only to the extent specifically authorized in advance to do so by the Lender in writing in its sole and absolute discretion.

                                  ARTICLE VII.

                                   COLLATERAL

        Section 7.01. Grant of Security Interest. Each Loan Party hereby pledges, assigns, conveys, mortgages, transfers and delivers to the Lender, and grants to the Lender a continuing security interest in and to, all of the assets and properties of the Loan Party, including (without limitation) each of the following, in each case whether now or hereafter existing, acquired or created and wherever located:

(a)     any and all Accounts Receivable of the Loan Party;

(b) any and all Inventory of the Loan Party, wherever located, including any and all raw materials, work-in-progress and finished goods;

(c) any and all of the Real Estate of the Loan Party, any and all Fixtures and Improvements thereto, and any and all interests therein, wherever located;

(d) any and all Equipment and other tangible personal assets and properties of the Loan Party, wherever located, including (without limitation) any and all accessions, accessories, additions, Equipment, Fixtures, furnishings, goods, Inventory, machinery, materials, parts, replacements, supplies, tools and vehicles, whether or not located upon or affixed to any of the foregoing;

(e)     any and all of the Intellectual Property of the Loan Party;

(f) any and all (i) Investments of the Loan Party, including (without limitation) the SPG Stock in the case of Holdings (ii) any and all dividends, interest and distributions on, under or related to any of the foregoing items (whether cash, stock or otherwise) and splits and reclassifications thereof, (iii) any and all options, warrants and other rights to acquire any such Investments, and (iv) any and all security entitlements and other rights, powers, privileges, remedies and interests of the referenced Person in, to


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        and  under  any  and all the  foregoing  and any and all  Organizational
        Documents and Custody Documents pertaining thereto;

(g) any and all (i) advances, loans, and other Indebtedness and amounts (including interest) directly or indirectly owed to the Loan Party by any Surety, (ii) subrogation, contribution and other similar rights of the Loan Party against or in respect of any Surety, or any of its assets and properties, whether resulting from any payment made by the Loan Party or otherwise, and (iii) Liens or Credit Support securing any such advances, loans, Indebtedness, amounts or rights;

(h) any and all other accounts, instruments, chattel paper, documents of title and trust receipts (and the goods covered thereby, wherever located), letter of credit rights, financial assets, investment property, security entitlements, deposit accounts, contract rights, warranties, casualty and other insurance policies and rights, commercial tort claims and other litigation claims and rights, tradenames, software, payment intangibles, and other general intangibles of the Loan Party, and any and all computer programming data and other books and records of the Loan Party; and

(i) any and all deposit accounts and other deposits of the Loan Party (whether general or special, time or demand, provisional or final, or individual or joint) maintained with the Lender or any of its Affiliates, custodians, participants or designees; any and all Indebtedness and other amounts and obligations at any time owing by the Lender or any of its Affiliates or participants to or for the credit, account or benefit of the Loan Party; and any and all assets and properties of the Loan Party in the possession, custody or control of the Lender, or any of the Lender's Affiliates, custodians, participants or designees, including (without limitation) other monies, certificates of deposit, securities, instruments of debt or credit, documents of title and trust receipts (and the goods covered thereby, wherever located), and other instruments and documents;

in each case whether any of the foregoing items is now or hereafter owned beneficially or of record and whether now or hereafter owned individually, jointly or otherwise, together with the products and proceeds thereof, all collections, payments and other distributions and realizations with respect thereto, any and all other rights, powers, privileges, remedies and interests of the Loan Party therein, thereto or thereunder, and any and all renewals, substitutions, modifications and extensions of any and all of the items in the foregoing subsections (the foregoing items will be referred to collectively as the "Collateral"), as security for the timely and full payment and satisfaction of the Obligations as and when due. However, items released in writing by the Lender from time to time from the lien of this Agreement and the other Loan Instruments shall no longer be considered to be "Collateral" hereunder.

        Section 7.02. Collateral Documentation. (a) The Loan Parties shall deliver to the Lender on or before the Effective Date and thereafter concurrently with each item becoming Collateral such assignments, pledges, deeds, mortgages, financing statements, attornments, estoppels, waivers, consents, recognitions, bailments, legal opinions and other instruments, documents and agreements as the Lender from time to time may request to further evidence, confirm, effect or perfect any mortgage or other security interest granted or required to be granted under this Agreement or any other Loan Instrument, each in such form and substance as may be acceptable to the Lender.

        (b) Without in any way limiting the right, power or authority of the Lender under the UCC or other Applicable Law, each Loan Party hereby irrevocably authorizes the Lender in its sole and absolute discretion, at any time and from time to time: (i) to file without the review, approval or signature of the Loan Party any and all financing statements, modifications and continuations in respect of the Collateral, the Loan Party, any other or additional debtor or the transactions contemplated by this Agreement or any other Loan Instrument in such jurisdictions as the Lender deems necessary or desirable; (ii) to sign any such statement, modification or continuation on behalf of the Loan Party if the Lender deems such signature necessary or desirable under Applicable Law; and
(iii) to file a carbon, photographic or other reproduction of any financing statement or modification if the Lender deems such filing necessary or desirable under Applicable Law; provided that so long as no Event of Default is then continuing, if possible the Lender shall endeavor to accord the Loan Party an opportunity to review any proposed financing statement or modification (but not continuation), but if the Loan Party has not reviewed it within a reasonable period of time (not to exceed 30 days from the date sent), the Lender at any time thereafter may exercise its authority under this Agreement and Applicable Law to file such proposed financing statement or modification; and provided further that the failure to send any such copy for review or signature shall not affect the validity or enforceability of any such signature or filing by the Lender. Without in any way limiting the foregoing, each Loan Party hereby acknowledges and agrees that, prior to the execution of this Agreement, the Loan Party reviewed the initial UCC financing statements respecting the Collateral prepared by the Lender and authorized the Lender to file them (i.e., "prefile") in such jurisdictions as the Lender deemed necessary or desirable, and the Loan Party hereby confirms


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and  ratifies the  authority of the Lender to make each such filing.  The Lender shall endeavor to send a copy of any such filing to each Loan Party; provided, however, that the failure to send that copy shall not affect the validity or enforceability of any such filing. The Lender shall not be liable for any
mistake  in  or  failure  to  file  any   financing   statement,   modification,
continuation or other perfection document.

        (c) The Lender from time to time may request that items of Collateral be legended or otherwise marked from time to time to reflect the Lender's security interests therein, and each Loan Party shall promptly mark each requested item in a prominent location with such legend as the Lender may direct, which may be affixed directly or on a permanently attached plaque of customary size. No Loan Party shall, and no Loan Party shall cause, suffer or permit anyone else to, alter, cover, deface or remove any such legend without the prior written consent of the Lender, except that such legend may be removed from items released by the Lender in writing from time to time from the security interests created under this Agreement and the other Loan Instruments as provided herein or therein.

        (d) The Borrower shall enter into one or more lock box and control agreements with the Lender and the Senior Lender, its affiliates or such commercial bank(s) as may be acceptable to the Lender (the "Depository"), which agreements shall be in such form and substance as may be acceptable to the Lender. The Borrower shall instruct each person who from time to time is billed any amount by the Borrower or owes any amount to the Borrower under any Account Receivable to all payments to the Borrower in care of the Depository for collection and deposit in a designated lock box account (the "Lock Box Account"). All of the Borrower's Account Receivable collections and any and all other sources of revenue, income or cash flow of the Borrower, including (without limitation) any and all cash, check, credit card or other receipts, shall be the subject of such lock box agreements by no later than 10 days after such request. Amounts in the Lock Box Account shall be collected in or periodically transferred to the Lender's account with the Senior Lender for application as provided in Section 2.06(b) hereof Nothing contained in this Agreement, however, shall be deemed to alter or amend the Obligations of the Borrower, and neither the assignment of the accounts receivable nor any receipt of any payments thereunder shall be deemed to constitute a payment with respect to any of the Obligations absent an exercise by the Lender of its rights to make any application of collected funds under this Agreement.

        Section 7.03. Rights of the Borrower to the Collateral. Subject to the terms and provisions of this Agreement and until such time as the Lender shall give notice to the Loan Parties to the contrary during the continuance of any Event of Default or Default, without regard to whether any other action has been taken by the Lender under this Agreement or any other Loan Instrument, each Loan Party shall have the right to do the things expressly permitted by any subsection of this Section notwithstanding the restrictions contained in Section
6.05 hereof (but shall not have such right after such notice has been given to the extent specified in such notice):

        (a) Each Loan Party shall have the full power and authority in the ordinary course of business with reasonable business prudence (i) to use in its business any item of Collateral (other than instruments, securities and other general intangibles in the possession of the Lender), (ii) to sell, lease or use any Inventory, (iii) to relocate finished goods Inventory to one or more public warehouses from which the Loan Party has obtained recognition and access agreements acceptable to the Lender, (iv) to maintain, repair, replace and retire Equipment in accordance with Section 5.08(a) hereof (subject to the provisions of Section 2.06(g) hereof), (v) to sell or otherwise voluntarily dispose of any unused Equipment or other goods (subject to the provisions of Section 2.06(g) hereof, (vi) except as otherwise provided herein, to hire and fire officers and other employees, and to waive, release, supplement, modify, amend, restate or replace any of the Loan Party 's contracts with officers and other employees, (vi) to exercise in good faith any and all voting, waiver or consensual rights and powers relating or pertaining to the Collateral covered by
Section 6.05(b) hereof or any part thereof, or waive, release, supplement, modify, amend, restate or replace any term or provision thereof, (vii) to diligently service and collect the proceeds of any Accounts Receivable or Investment, which may include such discounts, reductions and settlements as may be usual and customary and consistent with its past practice, (viii) to use in its business the cash proceeds from such Inventory and Accounts Receivable, and
(ix) to deposit, withdraw and use in its business funds and other cash equivalents constituting Collateral under Section 7.01(i) hereof; provided, however, that such power is not authorized and shall not be exercised to the extent such exercise could in any way (individually or in conjunction with other such actions contemplated or taken by the Loan Party) (A) adversely affect the business or operations of the Loan Party or the value of the Collateral, (B) diminish any of the rights, powers, privileges, remedies or interests of the Loan Party in any item of the Collateral (other than through such permitted sales, replacements and retirements, use of cash proceeds or withdrawals), (C) conflict with or prejudice the continued perfection of any security interest of the Lender, or (D) result in any Event of Default or Default (whether through any Pro Forma Effect or otherwise).


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        (b) Each Loan Party  shall be entitled to exercise in good faith any and all voting, waiver or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that each Loan Party shall not be permitted to exercise or refrain from exercising any such right or power if such exercise or nonexercise could (A) have an adverse effect on the value of the Collateral or any part thereof in the sole judgment of the Lender or (B) result in any Default or Event of Default; and provided further that each Loan Party shall give the Lender at least five (5) Business Days' prior written notice of the manner in which the Loan Party intends to exercise or not exercise any such right or power that could have such an effect, together with any reasons therefor, except that notice need not be given with respect to any re-election of directors.

        Section 7.04. Performance by the Lender. In the event any Loan Party fails to pay or otherwise perform or satisfy any of its obligations to others or under or in respect of any of the Collateral or any ESOP Related Document as required by this Agreement or any other Loan Instrument, the Lender shall have the right in its sole and absolute discretion (but shall be under no duty or obligation) to make any such payment or cause the performance or satisfaction of any other such obligation, including (without limitation) the payment of any tax, claim or insurance premium, the maintenance or defense of any part of the Collateral or the purchase or discharge of any Lien on any part of the Collateral. The Lender will endeavor to give the Loan Parties prior notice (which may be by telephone or telecopy) of any such payment or action; provided, however, that the failure to give such notice or any time to perform shall not affect the validity of the payment or action or the reimbursement obligations of the Loan Parties' with respect thereto. The Loan Parties shall pay or reimburse on demand any and all amounts advanced or expenses incurred by the Lender or its designee under this subsection, which shall constitute additional Loans under (and secured by) this Agreement and shall bear interest at the rate applicable to the Loans. No payment made or action taken by the Lender or its designee shall be deemed or construed to be a waiver, cure or satisfaction of the underlying default, which default shall be deemed to be continuing until such time (if ever) as the Loan Parties have, prior to the Maturity Date, (i) resumed the payment, performance and satisfaction required by this Agreement and the other Loan Instruments and (ii) repaid all Loans advanced for such payments and actions, together with interest thereon, and paid all others to whom the Lender has requested direct payment respecting such payments and actions.

        Section 7.05. Litigation Respecting Collateral. (a) In the event that any action, suit or other proceeding (whether or not purportedly on behalf of any Loan Party) at law, in equity, in arbitration or before any other Authority involving or affecting the Collateral (a "Proceeding") is contemplated by any Loan Party or is otherwise commenced by or against any party hereto, the Loan Parties shall give the Lender immediate notice thereof. Within twenty Business Days after its receipt of such notice, the Lender shall notify the Loan Parties that either (i) the Lender will join in the Proceeding, (ii) a specified designee of the Lender will join in the Proceeding, or (iii) the Loan Parties may prosecute the Proceeding without the participation of the Lender or its designee, which Proceeding in any event shall be conducted in accordance with the provisions of subsection (b) of this Section. In the event the Lender fails to respond to such notice of the Proceeding within that period, the Lender shall be deemed to have elected alternative (iii) above, and the Loan Parties shall prosecute the proceeding accordingly, without, however, waiving any other right, power, privilege, remedy or interest of the Lender under this Agreement, the other Loan Instruments and Applicable Law.

        (b) If any Loan Party elects to commence a Proceeding or a Proceeding has otherwise commenced by or against any party hereto, the Loan Parties shall cause the same to be prosecuted (A) in such a manner that all the rights of the Lender are preserved and protected to the fullest extent reasonably possible and
(B) with counsel to that Loan Party that is acceptable to and represents both that Loan Party and the Lender. Subject to compliance by the Loan Parties with the foregoing, (x) the Lender (if named as a party by someone other than the Borrower or any Surety) shall join in the Proceeding and take any other action reasonably requested by counsel to that Loan Party to facilitate the prosecution thereof, all at the sole cost and expense of that Loan Party, and (y) the Proceeding may be prosecuted by that Loan Party in such manner as that Loan Party and its counsel reasonably deem appropriate. In any event, if the Lender determines at any time during the pendency of a Proceeding (after consultation with counsel to the Lender) that the interests of the Lender are at variance with the interests of any Loan Party, the Lender may appoint its own counsel (whose expenses, disbursements and fees shall be paid for by that Loan Party) to represent the Lender in the Proceeding, and the Loan Parties and its counsel shall cooperate with the Lender and its counsel to the fullest extent possible in that Proceeding.

        (c) Each Loan Party acknowledges that pursuant to Section 7.01 hereof it granted to the Lender a senior security interest in and to, among other things, all such Proceedings by or for the benefit of the Loan Party, whether related to any of the enumerated Collateral or otherwise.

        Section 7.06. Power of Attorney. With respect to the various assets and properties included or required to be included in the Collateral hereunder, each Loan Party hereby irrevocably makes, constitutes


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and appoints the Lender and the Lender's  executive  officers (Vice President or above), and each of them, with full power of substitution, as the true and lawful attorney-in-fact of the Loan Party, with full power and authority from time to time in the name, place and stead of the Loan Party to: (a) do any of the things specified in Section 7.07(b) hereof in the name of the Loan Party, utilizing the Loan Party 's letterhead (or an approximation thereof) to the extent the Lender may deem necessary or desirable; (b) pay any Indebtedness or other liability or perform any other obligation required to be paid or performed under this Agreement or any other Loan Instrument by any Loan Party, any Surety or any other Person (other than the Lender); (c) prepare and execute on behalf of each Loan Party any additional Note as contemplated in Section 2.03(c) hereof and any mortgage, financing statement or other evidence of a security interest contemplated by this Agreement, or any modification, refiling, continuation or extension thereof; (d) take any other action contemplated by this Agreement or any other Loan Instrument; and (e) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing; provided, however, that the above-named attorneys-in-fact may exercise the powers set forth in subsections (a), (b), and (d) of this Section only following the Lender's written notice pursuant to Section 7.07 of this Agreement and during the continuance of the subject Event of Default, whether or not any reference to this Power of Attorney is made in that notice, and without regard to whether any other action has been taken by the Lender under this Agreement or any other Loan Instrument. This Power of Attorney is hereby declared to be irrevocable, with full power of substitution and coupled with an interest. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of any Loan Party and shall extend to and be binding upon the successors, assigns, heirs and legal representatives of each Loan Party. This Power of Attorney may be exercised (i) by any one of the above-named attorneys-in-fact, or by any substitute designated by any of those attorneys-in-fact, and (ii) by signing for any Loan Party individually on any document or instrument or by listing two or more of the persons, including the Loan Parties, for whom any document or instrument is being signed and signing once, with a single signature by the attorney-in-fact or substitute being effective to exercise the Powers of Attorney of all persons so listed. A facsimile signature shall be effective if so affixed. The Lender shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

        Section 7.07. Rights of the Lender to the Collateral, Deficiencies, Etc. If any Event of Default shall have occurred and is then continuing, the Lender may take (and/or may cause one or more of its designees to take) any or all of the following actions, after giving the Loan Parties prior written notice, or in the case of subsection (e) of this Section after giving the Loan Parties at least three (3) Business Days' prior written notice (which notice period each Loan Party acknowledges and agrees to be adequate and reasonable), with a single such notice being sufficient to entitle the Lender from time to time thereafter to take any one or more of the actions described below:

(a) prohibit any Loan Party from taking any action respecting any Collateral otherwise permitted by this Agreement and the other Loan Instruments;

(b) (i) notify each of the account debtors, obligors, issuers, securities intermediaries, financial institutions, custodians, lessees or lessors, mortgagors, and other parties under or with respect to or interested in any item of the Collateral of the security interest of the Lender therein (without limiting the right of the Lender to do so at other times as permitted by this Agreement or any other Loan Instrument) or of any action proposed to be taken with respect thereto, and direct one or more of those parties to make all payments, distributions and proceeds with respect thereto otherwise payable to any Loan Party directly to the Lender or its order until notified by the Lender that all the
        Obligations have been fully paid and satisfied, (ii) demand, collect, receive and retain any and all payments, distributions and proceeds of any kind with respect to any and all of the Collateral, demand and direct other performance, enforce payment or other performance by legal proceedings as permitted by law, and give receipts, releases and acquittances in connection therewith, (iii) take possession or control of, and execute or endorse (to the Lender or otherwise) and negotiate, present or otherwise collect, any item of Collateral and any one or more notes, checks, drafts, bills of exchange, money orders, invoices, freight bills, bills of lading or other instruments, agreements or documents received in payment for or under or on account of any Collateral, (iv) receive, open and dispose of all mail and other deliveries to any Loan Party, take over any Loan Party's post office boxes and request postal authorities and others to change the delivery address(es) for any Loan Party or make other arrangements with such authorities as the Lender may deem necessary or desirable in order to receive any Loan Party's mail and other deliveries, (v) negotiate, settle, adjust, compromise, discharge, release, extend or renew any account, instrument, payment intangible or other agreement, right or claim of any Loan Party included in the Collateral, whether as an inducement to prompt payment or performance and whether or not meritorious, customary or in the ordinary course of business, and commence, prosecute, defend, settle, abandon or withdraw any claims, suits or proceedings pertaining to or arising out of any Collateral,
        (vi) prepare, file and sign any Loan Party's name on any proof of claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding by, against or otherwise involving to any obligor under any Collateral, (vii) use or disclose in any way any of the information contained in any Loan Party's


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        Books and Records,  and (viii)  exercise and enforce all of the any Loan
        Party's other rights,  powers,  privileges,  remedies and interests with
        respect  to  the  Accounts  Receivable,  other  accounts,   instruments,
        documents  of  title,  chattel  paper,   financial  assets,   investment
        property, payment intangibles and general intangibles and other assets and properties included in the Collateral, whether against ;

(c) direct the Loan Parties or any other holder of Collateral to assemble and deliver such Collateral to the Lender or its designee at such time(s) and place(s) as the Lender from time to time may specify, all without any risk or expense to the Lender; and enter any premises where any item of Collateral may be located, with or without permission or process of law but without breach of the peace, and seize and remove such Collateral or remain upon such premises and use or dispose of such Collateral as contemplated under this Agreement and the other Loan Instruments;

(d) request the judicial appointment of a receiver respecting the Collateral (excluding funds in the possession of the Lender and such other Collateral as the Lender may specify in its request) in any action, suit or proceeding in which claims are asserted against the Collateral by the Lender or its designee, irrespective of the solvency of any Loan Party or any other Person or the adequacy of any collateral, and without notice to or the approval of the Loan Party, which receiver shall have the power to manufacture, operate, sell, lease or rent such items of Collateral pending the sale of all of the Collateral and to collect the rent, issues and profits therefrom, together with such other powers as may have been requested by the Lender, and shall apply the amounts received (net of all proper charges and expenses) to the Obligations as provided in this Agreement;

(e) take any action with respect to the offer, sale, lease or other disposition, and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: (i) to sell, assign, lease or otherwise dispose of the whole of, or from time to time any part of, the Collateral, or offer, commit or agree to do so, in any established market or at any broker's board, private sale or public auction or sale (with or without demand on any Loan Party or any advertisement or other notice of the time, place or terms of sale) for cash, credit or any other asset or property, for immediate or future delivery, and for such consideration and upon such terms and subject to such conditions as the Lender in its sole and absolute discretion may determine, and the Lender may purchase (the consideration for which may consist in whole or in part of cancellation of Indebtedness) or any other Person may purchase the whole or any one or more items of the Collateral, and all items purchased shall be free and clear of any and all rights, powers, privileges, remedies and interests of the Loan Parties (whether individual, joint, several or otherwise), which each Loan Party has expressly waived pursuant to Section 7.08 hereof; (ii) to postpone or adjourn any such auction, sale or other disposition, to cause the same to be postponed or adjourned from time to time to a subsequent time and place, or to abandon or cause the abandonment of the same, all without any advertisement or other notice thereof; and (iii) to carry out any agreement to sell any item or items of the Collateral in accordance with the terms and provisions of such agreement, notwithstanding that, after the Lender shall have entered into such an agreement, all the Obligations may have been paid and satisfied in full;

(f) exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest of any Loan Party pertaining to any item of Collateral to the same extent as if the Lender were the outright owner thereof, provided that the Lender shall not be entitled to exercise any of the voting rights of any Loan Party pertaining to any equity interest in another Person unless and until the Lender has given specific written notice to the Loan Parties, apart from the notice first referred to in this subsection, of the Lender's election to exercise one or more, or all, such voting rights;

(g) take possession of and thereafter deal with or use from time to time all or any part of the Collateral in all respects as if the Lender were the outright owner thereof, which shall include (without limitation) the right to manufacture, operate, sell, lease or rent items of Collateral, as well as to sell parts of the Collateral pending the sale of all of the Collateral, and to collect the rent, issues and profits therefrom;

(h) transfer or cause the transfer of the ownership of all or any part of the Collateral to its own name or any designee and have such transfer recorded in any jurisdiction(s) and publicized in any manner deemed appropriate by the Lender; and

(i) in addition to, and not by way of limitation of, any of the rights specified above, exercise or enforce any and all rights, powers, privileges, remedies and interests afforded to the Lender under this Agreement, the other Loan Instruments and any and all provisions of Applicable Law (including, without limitation, the UCC), whether as a secured party or mortgagee, whether in possession or control of collateral or otherwise.


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Each Loan Party  acknowledges  and agrees that the term "default" as used in the
UCC includes (without limitation) any Default or Event of Default.

        Section 7.08. Certain  Acknowledgments  and Waivers by the Loan Parties.
(a) Each Loan Party acknowledges and agrees that the rights, powers, privileges, remedies and interests granted to or conferred upon the Lender in respect of any of the Collateral by this Agreement, the other Loan Instruments (in certain cases) and Applicable Law are purely discretionary and shall not, and shall not be deemed or construed to, impose upon the Lender any duty or other obligation
(i) to sell, foreclose or otherwise realize upon any of the Collateral, (ii) to protect, preserve, process, prepare, repair or improve any of the Collateral, whether or not in the possession or control of the Lender or any of its designees, (iii) to perform or satisfy any obligation under or respecting any of the Collateral or any Loan Party, (iv) to make any representation or warranty or assume any liability or obligation in its liquidation or disposition of any Collateral, (v) to mitigate or otherwise reduce any damage or other loss, or
(vi) to otherwise exercise or enforce any such right, power, privilege, remedy or interest. Any sale, foreclosure or other realization upon any of the Collateral, or any other exercise or enforcement of any such right, power, privilege, remedy or interest, if undertaken by the Lender in its sole and absolute discretion, may be delayed, discontinued or otherwise not pursued or exhausted for any reason whatsoever (whether intentionally or otherwise).

        (b) Each Loan Party acknowledges and agrees that: (i) the Lender may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental Authorities ("Affected Collateral"), and a ready market may not exist for Affected Collateral that is not traded as such on a national securities exchange or quoted on an automated quotation system; (ii) as a consequence of such prohibitions and restrictions the Lender may be deem it necessary or desirable (A) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (B) to seek regulatory approval of any proposed sale or sales, or (C) to limit the amount of Affected Collateral sold to any Person or group: (iii) private sales so made may be at prices and upon terms less favorable to the Loan Parties than if such Affected Collateral was sold either at public sales or at private sales not subject to such restrictions; (iv) the Lender has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit any Loan Party or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if any Loan Party or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law; and (v) the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner.

        (c) Without limiting the generality of the foregoing, each Loan Party hereby irrevocably, unconditionally and expressly waives forever (to the fullest extent permitted by Applicable Law) each and every claim or defense, and each Loan Party agrees that it will not assert or pursue (by action, suit, counterclaim or otherwise) any claim or defense, respecting, and each Loan Party acknowledges and agrees that it would not be commercially unreasonable for the Lender to make or effect, (i) any settlement or compromise with any obligor or other third party under any Account Receivable, account, note, instrument, agreement, document or general intangible included in the Collateral, irrespective of any reduction in the potential proceeds therefrom, (ii) the selection or order of disposition of any Collateral (which may be at random or in any order(s) the Lender may select in its sole and absolute discretion),
(iii) any disposition of any Collateral in its then current condition, in each case without any processing, preparation, repair, or improvement, any registration, qualification or other approval or change therein, or any other beneficial action respecting any Collateral, any of which the Lender in its discretion may (but shall not be required to) undertake and which if so undertaken may be delayed, discontinued or otherwise not pursued or exhausted by the Lender in its discretion for any or no reason whatsoever (whether intentionally or otherwise), (iv) any private sale or other disposition of any Collateral in a commercially reasonable manner, whether or not any public market exists, or any sale, redemption or other disposition of any Collateral in accordance with the applicable Collateral Acknowledgment, Custody Document or Organizational Document, (v) the choice or timing of any disposition date (which the Lender may select in its sole and absolute discretion), irrespective of whether greater proceeds or other amounts would be realizable on a different date, (vi) the choice of whether to sell, lease, license or otherwise dispose of any Collateral (which the Lender may select in its discretion), irrespective of whether greater proceeds or other amounts would be realizable (immediately or otherwise) with a different form of disposition, (vii) any sale or other disposition of Collateral irrespective of (A) the amount of the proceeds or other amounts received, whether such amounts are the maximum possible, and whether such amounts are adequate to satisfy the Obligations, or (B) any other term or condition of any disposition of any Collateral, including (without limitation) any disposition by the Lender "as is" or with limited or no representations or warranties from the Lender respecting title, infringement, interference, merchantability, fitness for a particular purpose or other condition, circumstance or event, (viii) any


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sale or other  disposition of Collateral to the first Person to receive an offer or make a bid, (ix) the selection of any purchaser or other acquiror of any Collateral, or (x) any action or inaction in the event of any default by any purchaser or other acquiror of any Collateral. Neither the Lender nor any of its representatives shall incur any liability in connection with any sale of or other action taken respecting any Collateral in accordance with the provisions of this Agreement, any other Loan Instrument or Applicable Law.

        (d) Each Loan Party hereby unconditionally, irrevocably and expressly waives forever the applicability of each and every Applicable Law pertaining to notice (other than notices required by this Agreement or any other Loan Instrument), appraisal, valuation, stay, extension, moratorium, marshaling of assets, exemption and equity of redemption and similar provisions respecting collateral or its disposition that are or may be in conflict with the terms and provisions of this Agreement and the other Loan Instruments now or at any time in the future to the extent waiver is not limited under Applicable Law.

        (e) Notwithstanding anything herein to the contrary, each Loan Party shall remain liable under each note, instrument, agreement, account, document or similar general intangible of the Loan Party (each a "Pledged Agreement") or other item of Collateral to observe and perform all the terms, provisions, conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms thereof. Neither the Lender nor any of its Representatives shall have any duty, obligation or liability under any Pledged Agreement or any other Collateral by reason of or arising out of this Agreement, the security interests granted hereunder or the receipt by the Lender or any of its Affiliates or designees of any payment relating to any Account Receivable, Pledged Agreement or other item of Collateral, nor shall the Lender or any of its Representatives be obligated in any manner to perform any of the obligations of any Loan Party or any other party under or pursuant to any Account Receivable, Pledged Agreement or other item of Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account Receivable, Pledged Agreement or other item of Collateral, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        Section 7.09. Application of Proceeds; Liability for Deficiencies. (a) The Lender shall collect the cash proceeds received from any sale or other disposition of Collateral, and, after deducting all costs and expenses incurred by the Lender and any Person designated by the Lender to take any of the actions enumerated in this Article or under Applicable Law in connection with such collection and sale or disposition (including attorneys' disbursements, expenses and fees), the Lender shall apply the same in accordance with the terms and provisions of this Agreement unless the Lender shall elect (in its sole and absolute discretion) to retain the same as additional or substitute Collateral. In the event any funds remain after satisfaction in full of the Obligations, then the remainder shall be returned to each Loan Party, subject, however, to any other rights or interests the Lender may have therein under any other instrument, agreement or document or Applicable Law.

        (b) If the amount of all proceeds received with respect to and in liquidation of the Collateral that shall be applied to payment of the Obligations shall be insufficient to pay and satisfy all of the Obligations in full, each Loan Party acknowledges and agrees that it shall remain liable for any deficiency (i.e., any Obligations remaining unpaid), together with interest thereon and costs of collection thereof (including attorneys' disbursements, expenses and fees), in accordance with the terms and provisions of this Agreement and the other Loan Instruments.

        Section 7.10. Partial Releases. The Lender from time to time shall release portions of the Collateral from the liens and security interests granted under this Agreement and the other Loan Instruments qualifying for release under (and subject to the terms and conditions of) subsection [(a) or (b)] of this Section, shall execute and deliver the documentation reasonably required to effect each such release (in such form and substance as may be acceptable to the Lender), all upon the terms and provisions and subject to the conditions of the subsections of this Section, in each case subject to receipt of evidence and documentation in such form and substance as may be acceptable to the Lender that those terms and conditions have been satisfied; provided that no Default or Event of Default then exists or could result therefrom (whether through any Pro Forma Effect or otherwise), unless, after giving effect to the consummation of the transaction for which the release was requested and the application of the net cash proceeds thereof, if any, toward the prepayment of the Obligations, the default or other event shall cease to exist. Any and all actions under this Section shall be without any recourse to or representation or warranty by the Lender and shall be at the sole cost and expense of the Loan Parties.

        (a) In the event of any sale or other disposition of any Collateral expressly permitted under Section 7.03(a) hereof or any other term or provision of this Agreement or any other Loan Instrument, the Lender will release that item, subject to receipt by the Lender of any payment or prepayment from any Loan Party required by this Agreement or any other Loan Instrument.


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        (b) In the  event  any  debtor  under any  indenture,  agreement,  note, instrument or account receivable pledged to the Lender pursuant to this Agreement shall have paid all amounts due thereunder in full and shall have complied with all other terms and conditions thereof, the Lender will release that item and if requested return the applicable instruments and other documents to the applicable Loan Party or its designee, subject to receipt by the Lender of any payment or prepayment from the Loan Parties required by this Agreement or any other Loan Instrument.

        Section 7.11. Termination of Security Interests. The security interests granted to the Lender hereunder shall terminate when the Line of Credit shall have been fully extinguished and the Obligations shall have been fully paid and satisfied. Upon such complete extinguishment, payment and satisfaction: the Lender shall reassign, release and/or deliver to the Loan Parties all Collateral then held by or at the direction of the Lender under the Loan Instruments; and, if requested by the Loan Parties, the Lender shall execute and deliver to the Loan Parties for filing in each office in which any financing statement, mortgage, or lease, or assignment thereof, relating to the Collateral, or any part thereof, shall have been filed, a termination statement under the UCC or an appropriate satisfaction, release, reconveyance or reassignment releasing the Lender's interest therein, and any other instrument or document that the Loan Parties deem reasonably necessary to evidence the termination of the Lender's security interest, each in such form and substance as may be acceptable to the Lender. Any and all actions under this Section shall be without any recourse to or representation or warranty by the Lender and shall be at the sole cost and expense of the Loan Parties.

                                 ARTICLE VIII.

                              DEFAULTS AND REMEDIES

        Section 8.01. Events of Default. Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):

(a) any representation, warranty, acknowledgement or certification made in this Agreement or any other Loan Instrument shall prove to have been false or misleading in any material respect when made (or deemed made); or any report, statement, certificate, schedule or other document or information furnished (whether prior to, on or after the Effective Date) in connection with this Agreement or any of the other Loan Instruments shall prove to have been false or misleading in any material respect when furnished (or deemed furnished);

(b) any default, whether in whole or in part, shall occur in the payment of the principal of, the interest on or any other amount respecting: (i) the Loans or any of the other Obligations; (ii) any other Indebtedness of any Loan Party or any Surety to the Lender or any of its Affiliates; or (iii) any guaranty or other Credit Support from any Loan Party or any Surety to the Lender or any of its Affiliates respecting any Indebtedness of any other Person;

(c) any default, whether in whole or in part, shall occur in the payment or satisfaction of any amount required under Section 2.06(h) of this Agreement, and such default shall continue (after the earlier of notice thereof to or knowledge thereof by any Loan Party) for a period of three
        (3) Business Days;

(d) any default, whether in whole or in part, shall occur in the due observance or performance of any covenant, term or provision to be performed under Article VI of this Agreement (other than under Section
        6.10 or 6.11 hereof) or the Confidentiality Agreement, and such default shall continue after the earlier of notice thereof to or knowledge thereof by any Loan Party;

(e) any default, whether in whole or in part, shall occur in the due observance or performance of any other covenant, term or provision to be performed under this Agreement and the other Loan Instruments, any Stock Purchase Document or any ESOP Related Document by any Loan Party, any Surety or any other party thereto (other than the Lender), which default is not described in any other subsection of this Section, and such default shall continue for a period of ten (10) days after the earlier of notice thereof to or knowledge thereof by the Borrower; provided, however, that if such default is capable of being cured and if the Borrower, any Surety or such other party shall have commenced to cure such default within such period and shall proceed continuously in good faith and with due diligence to cure such default, then such period instead shall be thirty (30) days;

(f) any Event of Default, whether in whole or in part, shall occur under the Term Loan Agreement;


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(g)     any payment default shall occur and continue beyond any applicable grace period under any instrument or agreement (other than a Loan Instrument) respecting any Indebtedness of any Loan Party or any Surety or any Indebtedness of any other Person covered (in whole or in part) by any guaranty or other Credit Support from any Loan Party or any Surety; or any default, whether in whole or in part, shall occur in the due observance or performance of any term or provision of any instrument or agreement (other than a Loan Instrument) respecting any Indebtedness of any Loan Party or any Surety, or any guaranty or other Credit Support from any Loan Party or any Surety respecting any Indebtedness or other obligations of any other Person, that shall cause or permit acceleration of any such Indebtedness or demand for payment or any additional interest or other amount under any such Indebtedness or Credit Support, which default is not described in any other subsection of this Section, unless payment shall be made or action shall be taken within five (5) Business Days after such default in an amount or manner sufficient to cure it and the Lender receives confirmation of such cure from the lender thereunder, provided that such payment or -------- ---- action will not result in a breach of any term or provision of this Agreement and the other Loan Instruments;

(h) any Loan Party or any Surety shall (i) fail to, be unable to or otherwise not generally pay its debts as they become due, (ii) conceal, remove or transfer any of its assets and properties in violation or evasion of any bankruptcy, fraudulent conveyance or similar Applicable Law, (iii) make an assignment for the benefit of its creditors, (iv) petition or apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (v) commence a voluntary case for relief as a debtor under any Bankruptcy Law, (vi) file with or otherwise submit to any governmental Authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future Applicable Law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (vii) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such Applicable Law, (viii) be adjudicated a bankrupt or insolvent, or (ix) take any action for the purpose of effecting any of the foregoing;

(i) any petition shall be filed or case, proceeding or other action shall be commenced against any Loan Party or any Surety for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part), anything specified in subsection (h) of this Section, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to any Loan Party or any Surety, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of any Loan Party or any Surety, and any of the foregoing involuntary actions shall not be vigorously contested in good faith by such party and shall continue unstayed and in effect for any period of 30 days;

(j) one or more final judgments for the payment of money in excess of an aggregate of $10,000 shall be rendered against any Loan Party or any Surety (other than fully insured losses) and the same shall remain undischarged for a period of 30 days during which levy and execution shall not be effectively stayed or contested in good faith;

(k) any ERISA Event shall occur, or any action, suit, investigation or proceeding involving or affecting any Plan or any assets or properties of any Plan shall be adversely determined; any fiduciary or sponsor of, or participant in, any Plan shall take or commit any of the actions specified in subsection (h) of this Section in respect of the Plan or all or substantially all of its assets and properties; or any action, suit or proceeding shall otherwise be commenced against any Plan or any of its fiduciaries, sponsors or participants for the purpose of effecting, or any order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part), anything specified in subsection (h) of this Section in respect of any Plan or all or substantially all of its assets and properties, or any receiver, trustee, assignor, custodian, sequestrator, liquidator or other official shall be appointed with respect to any Plan or all or a substantial part of its assets and properties, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of any Plan, and any of the foregoing shall continue unstayed and in effect for any period of 30 days;

(l)     any   seizure,   levy,   attachment,   distraint,   loss,   destruction,
        termination, foreclosure or other material loss, destruction, termination, foreclosure or other material impairment, deterioration or diminution, in whole or in part, shall occur with respect to all or any part of (i) the Collateral or any collateral granted by any Surety (other than fully insured casualty losses to the extent the Lender has a perfected first priority security interest in and actually receives all insurance proceeds with respect thereto to the extent required by this Agreement and the other Loan Instruments), or (ii) the Lender's perfected security


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                                      -60-
        interest therein, or any Loan Party or any Surety shall do or fail to do or resist, or cause, suffer or permit anyone else to do, anything that would so affect any such collateral or security interest;

(m) any Loan Instrument (in whole or in part) at any time and for any reason whatsoever (i) shall cease to be in full force and effect, (ii) shall be declared null and void, (iii) shall be contested or otherwise challenged as to its validity or enforceability by any Loan Party or any Surety or
        (iv) shall be the subject of any denial by any Loan Party or any Surety of any liability or obligation of such party thereunder;

(n) any Loan Party or any Surety shall be or become the subject of or a party to any criminal indictment or conviction;

(o) a change shall occur in the identity or control of the ESOP Trustee unless replaced by an institutional trustee that (i) is not an Affiliate of the Borrower or the Lender and (ii) has been approved in advance of such change in writing by the Lender, which approval will not be withheld unreasonably;

(p) any Loan Party or any of its subsidiaries shall cease to be or be qualified to be a subchapter "S" corporation under the Tax Code;

(q) the failure of Holdings to issue 1,000,000 shares of its capital stock to the ESOP Trust immediately after the closing of the sale of the SPG Stock under the Stock Purchase Agreement, or the failure of Holdings to redeem (immediately after its delivery of the Term Notes and such issuance to the ESOP Trust) its capital stock from its shareholder(s) other than the ESOP Trust;

(r) any Person shall be or become a record holder of any of the capital stock issued by the Borrower other than (i) the ESOP Trust, (ii) the employees of the Borrower or Holdings as expressly permitted under the ESOP Plan, (iii) the employees of the Borrower or Holdings pursuant to the exercise of any Permitted Option in accordance with its terms, or
        (iv) the holder(s) of the Holdings Warrant;

(s) any Person other than Holdings shall be or become a record or beneficial owner of any capital stock issued by the Borrower or any other Guarantor (other than Holdings), or a change shall occur in the control of any Surety, whether by a change in ownership or otherwise;

(t) if either of Tom Hunter or John Hawkins shall cease to actively function and continue in their current positions with any Loan Party unless replaced within 30 days thereof by a Person approved by the Lender in writing, which approval shall not be unreasonably withheld; or

(u) there shall occur any event or events that (individually or in the aggregate with any other event(s)) could have or has had a Material Adverse Effect or Surety's Adverse Effect, as determined by the Lender in the exercise of its reasonable judgment, and the Lender shall have given the Loan Parties notice of such determination.

        Section 8.02. Remedies upon Default. Upon the occurrence or at any time thereafter during the continuance of any Event of Default, the Lender, upon notice to the Loan Parties, shall be entitled, without limiting its ability to do so at other times (each Loan Party hereby acknowledging that all Letter of Credit Advances and interest thereon and certain other Obligations are payable on demand as provided in Article II hereof notwithstanding anything in this Section or in Section 8.01 to the contrary): (a) to terminate the Line of Credit; (b) to declare the Loans and all other Obligations to be immediately due and payable, whether principal, interest or otherwise, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Loan Party, notwithstanding anything contained in this Agreement, any Note or any of the other Loan Instruments to the contrary; (c) to exercise or enforce any one or more of the Lender's rights, powers, privileges, remedies and interests under this Agreement, each Note, the Guaranty, the other Loan Instruments and Applicable Law; and (d) to demand the immediate deposit by the Borrower of cash Collateral in a non-interest bearing demand deposit account with the Lender or such other institution as the Lender may designate in an amount equal to the aggregate unadvanced face amounts of the Letters of Credit then outstanding in order to further secure repayment of all Letter of Credit Advances, together with interest thereon, and all of the other Obligations in full, which deposits shall remain Collateral until the all of the Letters of Credit have been paid (and the corresponding Letter of Credit Advance repaid by the Borrower) or have been surrendered to the Lender for return to and cancellation by the issuers thereof (provided that any Letter of Credit that has not been presented for payment shall be deemed for this purpose to have been canceled on the forty-fifth day following the stated expiry date, without, however, relieving the Borrower of any of the Obligations with respect to any such Letter of Credit that is in the process of payment) and all of the other Obligations have been fully paid and satisfied, and which obligation to deposit is itself secured by the Collateral pursuant to this Agreement and the other Loan Instruments; provided, however, that in the event of the occurrence of any of the


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

Events of Default  respecting  each Loan Party set forth in subsections  (h) and
(i) of Section 8.01, then simultaneously with that event, and without the necessity of any notice or other action by the Lender, the Line of Credit shall be automatically extinguished and the Loans and all of the other Obligations shall be accelerated and immediately due and payable as stated above.

        Section 8.03. Enforcement, Etc. The Lender, in its sole and absolute discretion, may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Lender may have under this Agreement, any other Loan Instrument or Applicable Law: (a) at law, in equity, in rem or in any other forum available under Applicable Law; (b) without notice except as otherwise expressly provided herein; (c) without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Lender may have against or in respect of any Loan Party, the Collateral, any Surety, or any other co-obligor, guarantor, surety, pledgor, collateral or other Person or thing; and (d) without regard to any act or omission of the Lender or any other Person. The Lender may institute one or more proceedings (which may be separate proceedings) with respect to this Agreement and each of the other Loan Instruments in such order and at such times as the Lender may elect in its sole and absolute discretion. This Agreement and the other Loan Instruments may be enforced without possession of any Note or its production in any action, suit or proceeding. This Agreement and the other Loan Instruments may be enforced with respect to any Loan Party without the presence or participation of any Surety or any co-obligor (joint or several), guarantor, pledgor or surety, whether through lack of jurisdiction, venue or service or otherwise, and no Loan Party will raise, and each Loan Party hereby expressly waives, any objection or defense respecting the need for any such presence or participation.

        Section 8.04. Equitable Relief. Each Loan Party acknowledges and agrees that it may be impossible to measure in money the damage to the Lender in the event of a breach of or default under any of the terms and provisions of Sections 6.04, 6.05, 6.07, 6.08, 6.11, 6.12, 7.03, 7.05, and 7.07(a) of this
Agreement, and that, in the event of any such breach or default, the Lender, in addition to all other rights, powers, privileges and remedies that it may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as the Lender may request to exercise or otherwise enforce any of the terms and provisions of those Sections and to enjoin or otherwise restrain any act prohibited thereby, and no Loan Party will raise and hereby expressly waives any objection or defense that there is an adequate remedy available at law.

        Section 8.05. Reinstatement. In the event any payment of or any application of any amount, asset or property to any of the Obligations, or any part thereof, at any time is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of any Loan Party, any Surety or any other Person, whether by order of any court, by any settlement approved by any court, or otherwise, then the terms and provisions of this Agreement shall continue to apply, or shall be reinstated if not then in effect, as the case may be, with respect to the Obligations so rescinded, restored or returned, all as though such payment or application had never been made.

        Section 8.06. Waivers of Notice, Etc. Except for any written notice or demand expressly required under this Agreement or any other Loan Instrument under the circumstances, each Loan Party hereby expressly waives: (a) notice of acceptance of this Agreement or any other Loan Instrument; (b) notice of any action taken or omitted in reliance hereon; (c) presentment; (d) demand for payment; (e) protest or notice of protest; (f) notice of any nonpayment or other event that constitutes, or with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time (or any combination thereof) would constitute, any nonpayment, nonperformance, misrepresentation or other breach or default under this Agreement or any other Loan Instrument; (g) notice of any material and adverse effect, whether individually or in the aggregate, upon (i) the assets, business, operations, properties or condition (financial or otherwise) of any Loan Party, any Surety or any other Person, (ii) the ability of any of them to pay or otherwise satisfy (as and when due) any of their respective obligations under any of the Loan Instruments, or (iii) any collateral securing the obligations of any of them under the Loan Instruments or its value or the validity, enforceability, perfection or priority of any security interest of the Lender therein; or (h) any other proof, notice or demand of any kind whatsoever with respect to any or all of the Obligations or Surety's Obligations or promptness in making any claim or demand under this Agreement or any other Loan Instrument. No act or omission of any kind in connection with any of the foregoing shall in any way impair or otherwise affect the legality, validity, binding effect or enforceability of any term or provision of this Agreement or any other Loan Instrument or any of the Obligations or Surety's Obligations.

        Section 8.07. Consent to Jurisdiction, Waiver of Personal Service, Etc. Each Loan Party hereby consents and agrees that the Supreme Court of the State of New York for the County of Westchester and the United States District Court for the Southern District of New York (Westchester Division) each shall have personal jurisdiction and proper venue with respect to any dispute between the Lender and the Loan Party under any Loan Instrument; provided that the foregoing consent shall not deprive the Lender of the right in its sole and absolute discretion to voluntarily commence or participate in any action, suit or proceeding in any other court


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having  jurisdiction  and venue over any Loan  Party.  In any  dispute  with the
Lender, no Loan Party will raise, and each Loan Party hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum. Without in any way limiting the preceding consents to jurisdiction and venue, the parties agree to submit to the jurisdiction of such New York courts in accordance with Section 5-1402 of the General Obligations Law of the State of New York or any corresponding or succeeding provisions thereof. Each Loan Party hereby expressly waives personal service of any summons, complaint or other process, which may be delivered by any of the means permitted for notices under
Section 9.01 hereof. In addition to (and without limitation of) any such delivery or any other delivery permitted under Applicable Law, each Loan Party agrees to execute an deliver to the Lender a Designation of Agent for Service appointing CT CORPORATION SYSTEM as the agent of the Loan Party for service in the State of New York, which the Loan Party hereby irrevocably authorizes the Lender to date with such date (if undated) and file with the appropriate Authority at such time as the Lender in its sole and absolute discretion may elect. Within thirty (30) days after service of process, each Loan Party agrees to appear or answer any summons or complaint of the Lender, and should that Loan Party fail to appear or answer within said thirty-day period, that Loan Party shall be deemed in default under that action and judgment may be requested by the Lender and entered in favor of the Lender against that Loan Party for the relief demanded in any complaint so served. Each Loan Party acknowledges and agrees that a final judgment in any such action, suit or proceeding shall be conclusive and binding upon that Loan Party and may be enforced against that Loan Party or any of its assets or properties in any other appropriate jurisdiction selected by the Lender (in its sole and absolute discretion) by an action, suit or proceeding in such other jurisdiction. To the extent that that Loan Party may be entitled to immunity (whether by reason of sovereignty or otherwise) from suit in any jurisdiction, from the jurisdiction of any court or from any other legal process, each Loan Party hereby irrevocably waives such immunity.

        Section 8.08. Waiver of Setoff, Special Damages, Etc. (a) Each Loan Party hereby expressly waives, and agrees that it will not exercise, any and all rights of setoff, recoupment, abatement or reduction or other claims or counterclaims respecting any payment due (whether as scheduled or required, upon acceleration or as sought in any action, suit or proceeding by the Lender) under this Agreement, any other Loan Instrument, any Stock Purchase Document` or any other agreement, facility or relationship with the Lender that may now or hereafter be accorded to the Loan Party under Applicable Law or otherwise. To the extent not required as a compulsory counterclaim in any related ongoing proceeding, each Loan Party (i) shall pursue separate exercise and enforcement of any right, power, privilege, remedy or interest retained (and not waived) by the Loan Party under this Agreement, the other Loan Instruments, any other agreement, facility or relationship with the Lender and Applicable Law, and (ii) shall not seek to exercise or enforce any such right, power, privilege, remedy or interest in any proceeding instituted by the Lender under or in respect of any Loan Instrument, whether through joinder, consolidation, setoff, recoupment, abatement, reduction, counterclaim, defense or otherwise.

        (b) In any dispute with the Lender, each Loan Party covenants and agrees that it will not seek, recover or retain any, and each Loan Party hereby expressly waives any and all, special, exemplary, punitive, statutory and/or consequential damages (whether through action, suit, counterclaim or otherwise and whether in contract, tort, strict liability or otherwise) to the extent waiver is not limited under Applicable Law.

        Section 8.09. Relationship of the Borrower and the Lender, Etc. (a) Each Loan Party represents, warrants, acknowledges and agrees that: (i) the Lender is acting solely in the capacity of lender respecting this Agreement, the other Loan Instruments, and the Collateral; (ii) the sole relationship of each Loan Party with the Lender is that of debtor and creditor, respectively, and no term or provision of this Agreement or any other Loan Instrument is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary or advisory relationship with any Loan Party, any of its subsidiaries, any Surety or any of their respective Affiliates; (iii) Each Loan Party is experienced in the ownership, operation and financing of its current and contemplated business, assets and properties; (iv) Each Loan Party and each Surety has independently and fully reviewed and evaluated the Loan Instruments, the transactions contemplated thereunder and the potential effects of such transactions on the assets, business, operations, properties and condition (financial or otherwise) of each of the Loan Parties and the subsidiaries and Affiliates of any Loan Party (if any), which review and evaluation was made together with counsel and (to the extent deemed prudent by the Loan Party) financial and other advisors to each Loan Party and each Surety; and (v) neither Loan Party nor any Surety is relying upon (A) the expertise, business acumen or advice of the Lender in connection with any aspect of the ownership, operation or financing of its business, assets or properties or its condition (financial or otherwise), or (B) any oral or written advice, analysis or assurance of any kind whatsoever from the Lender.

        (b) Each Loan Party acknowledges and agrees that the Lender, its Affiliates and its representatives may be providing debt financing, equity capital or other services (including merchandising, research, financial advisory or other services) to other companies or persons in respect of which the Loan Party or a Surety may have conflicting interests regarding the transactions described herein and otherwise. Neither the

Lender nor any of its Affiliates will use or disclose to third parties confidential information obtained from any Loan Party or any Surety by virtue of the transactions contemplated by the Loan Instruments or its other relationships with any Loan Party in connection with the performance by it of services for other companies or persons, and neither the Lender nor any of its Affiliates will furnish any such information to other companies or persons. Each Loan Party also acknowledges and agrees that neither the Lender nor any of its Affiliates or representatives has any obligation to use in connection with the transactions contemplated by any Loan Instrument, or to advise any Loan Party or any Surety of, or furnish to any Loan Party or any Surety, any confidential or other information obtained by the Lender or any of their Affiliates or representatives from or with respect to other transactions, companies or persons.

        (c) By accepting or approving any certificate, statement, report or other document or information required to be given to the Lender (whether as a required notice or report, for approval or otherwise), or any alleged performance of anything required to be observed, performed or fulfilled by any Loan Party or any Surety, pursuant to this Agreement and the other Loan Instruments, neither the Lender nor any of its Representatives shall have, or shall be deemed or construed to have, made any representation or warranty to or agreement with any Loan Party or any Surety with respect thereto (other than as expressly provided therein) or affirmed the sufficiency, the legality, enforceability, effectiveness or financial impact or other effect thereof.

        Section 8.10. Lender's Right of Setoff, Etc. Upon the occurrence and during the continuance of any Event of Default, the Lender hereby is authorized at any time and from time to time, without notice to any Loan Party (any such notice being hereby expressly waived by each Loan Party), to set off and apply, directly or through any of its Affiliates, custodians, participants and designees, any and all deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties at any time held in the possession, custody or control of the Lender or any of its Affiliates, custodians, participants and designees, and any Indebtedness or other amount or obligation (including, without limitation, any obligation under any interest rate protection, foreign currency exchange, or other interest rate or exchange rate swap or hedging agreement or arrangement) at any time owing by the Lender or any of its Affiliates or participants, to or for the credit, account or benefit of any Loan Party against any and all of the Obligations now or hereafter existing under this Agreement or the other Loan Instruments, whether or not the Lender shall have declared a default, accelerated the obligations or made any demand or taken any other action under this Agreement or any other Loan Instrument, and although such obligations may be contingent or unmatured. Each Loan Party acknowledges that pursuant to Section 7.01 hereof it granted to the Lender a senior security interest in and to, among other things, all such deposits, assets, properties and Indebtedness in the possession of each of the Affiliates, custodians, participants and designees of the Lender, and each Loan Party hereby authorizes each such Person to so set off and apply such amounts at such times and in such manner as the Lender may direct pursuant to this Section, in each case to the fullest extent possible as if the Person making the setoff were a direct creditor of the Loan Party in the full amount of the Obligations. The Lender shall notify the Loan Parties after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. In debiting any such account, the Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in that account notwithstanding any internal procedure of the Lender or any of its Affiliates, custodians, participants and designees to the contrary. The rights of the Lender under this Section are in addition to and without limitation of any other rights, powers, privileges, remedies and other interests (including, without limitation, other rights of setoff and security interests) that the Lender may have under this Agreement, the other Loan Instruments and Applicable Law.

        Section 8.11. Reliance. The Lender shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which to the extent permitted hereunder may be by telecopy or telephone) reasonably believed by the Lender to be genuine and to have been signed, sent or made by the proper Person or persons, and upon opinions and advice of legal counsel (including counsel for the Loan Parties), independent public accountants and other experts selected by the Lender. The Lender shall be entitled to rely, and in entering into this Agreement and the other Loan Instruments in fact has relied, upon the representations, warranties and other information respecting each Loan Party and each Surety contained in this Agreement and the other Loan Instruments notwithstanding any investigation, analysis or evaluation that may have been made or from time to time may be made by the Lender or its designees of all or any part of the assets, business, operations, properties or condition (financial or otherwise) of any Loan Party, any Surety or any other Person.

        Section 8.12. Exculpation and Indemnification. The Lender and its participants, Affiliates and designees, and their respective shareholders, partners, members, directors, officers, managers, employees, attorneys and agents (together with the Lender, each an "indemnitee"), shall not incur any liability for any acts or omissions (and each Loan Party hereby expressly waives any and all related claims and actions against each indemnitee), and each indemnitee shall be indemnified, reimbursed and held harmless by any Loan Party on demand, and (at the request of the Lender) defended at the expense of any Loan Party with counsel selected by


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the  Lender,  from and  against  any and all  claims,  liabilities,  losses  and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any indemnitee, in each case arising out of or related directly or indirectly to this Agreement, any other Loan Instrument, any of the Collateral, any of the Loans or Letters of Credit or the application of any proceeds thereof, any ERISA violation or claim, or any Environmental Claim, except to the extent occasioned by the indemnitee's own acts or omissions breaching a duty owed to any Loan Party and amounting to gross negligence or willful misconduct as finally determined pursuant to Applicable Law by a governmental Authority having jurisdiction. The preceding general exculpation and indemnification is not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any (and is in addition to each) other release, waiver, consent, acknowledgment, agreement or other term or provision of this Agreement or any other Loan Instrument.

        Section 8.13. Sole Discretion of the Lender. Wherever pursuant to this Agreement (a) the Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to the Lender, or
(c) any other decision or determination is to be made by the Lender, the decision of the Lender to approve, disapprove or make such determination shall be in the sole and absolute discretion of the Lender, except as may be otherwise expressly and specifically provided in this Agreement.

                                  ARTICLE IX.

                                  MISCELLANEOUS

        Section 9.01. Notices, Etc. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement or any other Loan Instrument shall be in writing, shall be signed by the party giving it, shall be sent by one of the following means to the addressee at the address set forth in Exhibit C hereto (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited for next Business Day delivery with Federal Express (or other equivalent national overnight courier) or United States Express Mail for overnight delivery, in either case designated for next Business Day delivery and with the cost of such delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day). If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement or any other Loan Instrument, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication instead may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and shall (except as otherwise specified in this Agreement or any other Loan Instrument) be deemed conclusively to have been given on the first Business Day following the day duly sent. Refusal to accept delivery of any item shall be deemed to be receipt of such item by the refusing party. Copies of notices to persons specified in Exhibit C hereto (if any) may be sent by regular first-class mail, postage prepaid, to such persons, but any failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party.

        Section 9.02. Expenses of the Lender. Each Loan Party shall pay or reimburse on demand any and all costs and expenses incurred by the Lender, whether directly or indirectly, in connection with (a) the preparation, execution and delivery of the Lender's term sheet or commitment letter, (b) any syndication of this facility, (c) the preparation, execution and closing of this Agreement and the other Loan Instruments, and all waivers, releases, discharges, satisfactions, modifications and amendments thereof and approvals and consents with respect thereto, (d) all payments made and actions taken thereunder in the name or on behalf of any Loan Party, any Surety or any other guarantor, surety or pledgor under any Loan Instrument, (e) all periodic collateral audits and other evaluations and the ongoing monitoring of the Accounts Receivable, Inventory and other Collateral (including, without limitation, the per diem fees and expenses of the Lender and its designees in performing such audits and other evaluations), (f) all searches (whether respecting financing statements, unpaid taxes and other liens or otherwise), surveys and appraisals, title examinations and insurance, surety bond premiums, mortgage recording, documentary, transfer, intangible, note or other similar taxes and revenue stamps, and all filings and recordings, and (g) the administration, maintenance, enforcement and adjudication of this Agreement, the other Loan Instruments and the Lender's rights, powers, privileges, remedies and other interests thereunder and under Applicable Law, in each case including (without limitation) the disbursements, expenses and fees of counsel to the Lender (including, without limitation, the allocated costs of in-house


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counsel),   currently   Jenkens  &  Gilchrist   Parker   Chapin  LLP,   and  the
disbursements, expenses and fees of any local or special counsel retained by the Lender or its counsel.

        Section 9.03. Further Assurances. Each Loan Party agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Lender from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Agreement and the other Loan Instruments in order (a) to evidence, confirm, perfect or protect any security interest or other Lien granted or required to have been granted under this Agreement and the other Loan Instruments, (b) to give the Lender or its designee confirmation and assurance of the Lender's rights, powers, privileges, remedies and interests under this Agreement, the other Loan Instruments and Applicable Law, (c) to better enable the Lender to exercise any such right, power, privilege or remedy, or (d) to otherwise effectuate the purpose and the terms and provisions of this Agreement and the other Loan Instruments, each in such form and substance as may be acceptable to the Lender. The Lender shall execute and deliver to each Loan Party such documents (in form and substance acceptable to the Lender) as any Loan Party reasonably may request in order to effectuate the purpose and terms and provisions of this Agreement.

        Section 9.04. Interpretation. The parties acknowledge and agree that: each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement (excluding schedules) and have contributed to its revision; the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it; and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

        Section 9.05. Provisions of the Notes and Collateral Loan Instruments. The Notes and the various Loan Instruments creating or evidencing the Lender's interest in the Collateral are each subject to the covenants and other terms and provisions contained in this Agreement to the same extent and effect as if fully set forth therein; and in the event that any term or provision of those instruments and documents conflicts or is inconsistent with any term or provision of this Agreement, the term or provision of this Agreement shall control and be given effect.

        Section  9.06.   Governing  Law.  This  Agreement  and  the  other  Loan
Instruments:  (a) have been executed and delivered in the State of New York; and
(b) shall be governed by and construed in accordance with the Applicable Law pertaining in the State of New York (other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by New York law in accordance with, and are relying (at least in part) on,
Section 5-1401 of the General Obligations Law of the State of New York.

        Section 9.07. Severability. In the event that any term or provision of this Agreement or any other Loan Instrument shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to Applicable Law by an Authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that Authority of the remaining terms and provisions of this Agreement and the other Loan Instruments, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other Authority of any of the terms and provisions of this Agreement and the other Loan Instruments.

        Section 9.08. Survival of Representations, Etc. Each of the payment obligations, collateral grants, representations and warranties (as of the date(s) made or deemed made), covenants, waivers and other agreements of the Loan Parties contained in this Agreement and the other Loan Instruments: (a) shall be absolute, irrevocable and unconditional, irrespective of (among other things) the validity, legality, binding effect or enforceability of any of the other terms and provisions of this Agreement or any other Loan Instrument or any other act, event or circumstance described in this Section; (b) shall survive the execution and delivery of this Agreement and the other Loan Instruments, and any and all advances, repayments and readvances of any or all of the monies to be lent hereunder and thereunder; (c) shall remain and continue in full force and effect without regard (i) to whether the Loans or other Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of the Loan Instruments monies may be advanced, repaid and readvanced and the outstanding balance of the Loans may be zero, (ii) to any extension or change in the time, manner, place and other terms and provisions of payment or performance of any one or more of the Loans or other Obligations or any Surety's Obligations, (iii) to any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of any other term or provision of any Loan Instrument (except as and to the extent expressly modified by the terms and provisions of any such waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement), (iv) to any acceptance by the Lender of (A) any partial or late payment, which shall not constitute a satisfaction or waiver of the full amount then due or the resulting Default or Event of Default, or (B) any payment during the continuance of a


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Default  or Event of  Default,  which  shall  not  constitute  a waiver  or cure thereof; and the Lender may accept or reject any such payment without affecting any of its rights, powers, privileges, remedies and other interests under this
Agreement, the other Loan Instruments and Applicable Law; (v) to any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Lender under any Loan Instrument or Applicable Law, against any Loan Party, any Surety or any other Person or with respect to any of the
Obligations, any Surety's Obligations, any other obligations or any collateral or security interest therein, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or
enforced   (whether   intentionally  or  otherwise),   (vi)  to  any  surrender,
repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing, liquidation or disposition respecting any collateral or setoff respecting any account or other asset in accordance with the Loan Instruments or Applicable Law (except as and to the extent the Obligations have been permanently reduced by the application of the net proceeds thereof), (vii) to the perfected or non-perfected status or priority of any mortgage or other security interest in any such collateral, which may be held without recordation, filing or other perfection (whether intentionally or otherwise), (viii) to any release, settlement, adjustment, subordination or impairment of all or any part of the Obligations, any Surety's Obligations, any other obligations or any collateral or any security interest therein, whether intentionally or otherwise (except as and to the extent expressly modified by the terms and provisions of any such release, settlement
or  adjustment),   (ix)  to  any  extension,  stay,  moratorium  or  statute  of limitations or similar time constraint under any Applicable Law, (x) to any investigation, analysis or evaluation by the Lender or its designees of the assets, business, operations, properties or condition (financial or otherwise) of any Loan Party, any Surety or any other Person, (xi) to any application to any obligations of any Loan Party or any Surety other than any Obligations or Surety's Obligations of (A) any payments from such Person not specifically designated for application to the Obligations or Surety's Obligations or (B) any proceeds of collateral from such Person other than from the Collateral, (xii) to any sale, conveyance, assignment, participation or other transfer by the Lender (in whole or in part) to any other Person of any one or more of this Agreement and the other Loan Instruments or any one or more of the rights, powers, privileges, remedies or interests of the Lender herein or therein, (xiii) to any act or omission on the part of the Lender or any other Person or (xiv) to any other act, event, or circumstance that otherwise might constitute a legal or equitable counterclaim, defense or discharge of a Loan Party, co-obligor, indemnitor, guarantor, pledgor or surety; in each case in such manner and order, upon such terms and provisions and subject to such conditions as the Lender may deem necessary or desirable in its sole and absolute discretion, and without notice to or further assent from the Borrower, the Guarantor or any other Surety (except for such notices as may be expressly required to be given to such party under the applicable Loan Instrument); (d) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that any Loan Party may have against any Surety, the Lender or any other Person; (e) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of any Loan Party, any Surety or any other Person, or the inability of any of them to pay its debts or perform or otherwise satisfy its obligations as they become due for any reason whatsoever; and (f) shall remain and continue in full force and effect without regard to any of the foregoing acts, events or circumstances (A) until all of the Obligations have been fully paid and satisfied and (B) thereafter with respect to acts, events or circumstances occurring prior to such payment and satisfaction.

        Section 9.09. Counterparts. This Agreement or any other Loan Instrument may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto or thereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto or thereto (as the case may be).

        Section 9.10. Effective Date. This Agreement shall be effective on the date (the "Effective Date") as of which (a) this Agreement shall be executed by all the parties hereto and delivered to the Lender and (b) all the conditions precedent required to have been satisfied on or before the Effective Date pursuant to Article IV hereof shall have been satisfied or waived (whether temporarily or otherwise) in writing by the Lender. The Lender shall notify the Loan Parties of the Effective Date if other than the date of the closing of this Agreement; provided, however, that the failure to give such notice shall not alter the Effective Date.

        Section 9.11. Successors and Assigns; Assignment. Whenever in this Agreement or any other Loan Instrument reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any Loan Party in this Agreement and the other Loan Instruments shall inure to the benefit of the successors and assigns of the Lender; provided, however, that nothing herein shall be deemed to authorize or permit any Loan Party to assign any of its rights or obligations under this Agreement or any other Loan Instrument to any other Person (whether or not an Affiliate of any Loan Party), and each Loan Party covenants and agrees that it shall not make any such assignment. The Lender from time to time: (a) may assign or sell a participation interest in all or any portion(s)


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of the rights,  powers,  privileges,  remedies and interests of and/or the loans and other obligations owed to the Lender under this Agreement or any other Loan Instrument (i) to any Affiliate of the Lender or to any Federal Reserve Lender (as collateral or otherwise), or (ii) to any other Person; (b) may furnish and disclose financial statements, documents and other information pertaining to any Loan Party or any Surety to any potential assignee or participant permitted hereunder; and (c) may take any and all other actions that the Lender may determine (in its sole and absolute discretion) to be necessary or appropriate in connection with any such assignment or participation; in each case without notice to or consent of any Loan Party or any other Person. Without in any way limiting the foregoing, each Loan Party acknowledges and agrees that (A) the Lender may assign any and all of the rights, powers, privileges, remedies and interests of and/or the loans and other obligations owed to the Lender under this Agreement or any other Loan Instrument to the Senior Lender pursuant to the Senior Loan Documents, (B) the Senior Lender shall be entitled to exercise or enforce any of the rights, powers, privileges, remedies and interests of and/or the loans and other obligations owed to the Lender under this Agreement or any other Loan Instrument in accordance with the Loan Instruments, the Senior Loan Documents and/or Applicable Law, (C) the Senior Lender shall not be responsible or liable for any of the acts, omissions, duties, liabilities or obligations of the Lender hereunder , including (without limitation) any application of or failure to apply payments or proceeds as contemplated under any Loan Instrument or Revolving Credit Document, and (D) in no event shall the Senior Lender be obligated or liable in any manner to the Borrower or any Surety (i) to return any cash Collateral obtained pursuant to Section 2.06(a) of this Agreement to the Borrower to the extent received by the Senior Lender in payment of the Lender's obligations, or (ii) for any failure by Senior Lender to make available to Lender any requested revolving advances or letters of credit under the Senior Loan Documents.

        Section 9.12. No Third Party Rights. The representations, warranties and other terms and provisions of this Agreement and the other Loan Instruments are for the exclusive benefit of the parties hereto, and, except as otherwise expressly provided herein or therein, no other Person, including creditors of any party hereto, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

        Section 9.13. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Instrument shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement or other Loan Instrument in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any Loan Party or any Surety in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The acceptance by the Lender of (a) any partial or late payment shall not constitute a satisfaction or waiver of the full amount then due or the resulting Event of Default or (b) any payment during the continuance of an Event of Default shall not constitute a waiver or cure thereof; and the Lender may accept or reject any such payment without affecting any of its rights, powers, privileges, remedies and other interests under this Agreement, the other Loan Instruments and Applicable Law. All representations, warranties, covenants and agreements of each Loan Party and all rights, powers, privileges, remedies and other interests of the Lender hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of the Lender under this Agreement, any other Loan Instrument or Applicable Law.

                                  [END OF PAGE]


SPAR ESOP Revolving Credit Agreement

        Section 9.14. Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction arising out of or related directly or indirectly to this Agreement or any other Loan Instrument, whether brought by the Lender against any Loan Party, or any Loan Party against the Lender, each Loan Party and the Lender each hereby expressly and irrevocably waives trial by jury.

        Section 9.15. Modification, Amendment, Etc. Except as otherwise expressly provided in a particular Loan Instrument with respect thereto and except as otherwise provided or permitted under applicable law with respect to any UCC financing statement, modification, continuation or the like, each and every supplement or amendment to or modification or restatement of this Agreement or any other Loan Instrument (other than a UCC financing statement) shall be in writing and signed by all of the parties hereto or the respective parties thereto, as the case may be, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement or any other Loan Instrument (other than a UCC financing statement) shall be in writing and signed by each affected party hereto or thereto, respectively.

        Section 9.16. Entire Agreement. This Agreement and the other Loan Instruments contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings (including, without limitation, all previous discussion letters and term sheets from the Lender), oral or otherwise, among the parties with respect to the matters contained herein and therein.



SPAR ESOP Revolving Credit Agreement

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                          SPAR PERFORMANCE GROUP, INC.


                                          By: /s/ Thomas F. Hunter
                                              ----------------------------------
                                              Name:  Thomas P. Hunter
                                              Title: President


                                          PERFORMANCE HOLDINGS, INC.


                                          By: /s/ Thomas F. Hunter
                                              ----------------------------------
                                              Name:  Thomas P. Hunter
                                              Title: CEO


                                          SPAR INCENTIVE MARKETING, INC.

                                          By: /s/ Robert G. Brown
                                              ----------------------------------
                                              Name:  Robert G. Brown
                                              Title: CEO


SPAR ESOP Revolving Credit Agreement

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )


        On this 30th day of June in the year 2002 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas F. Hunter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as President, and that by his/her signature on the instrument, the Person upon behalf of which the individual acted (i.e., SPAR PERFORMANCE GROUP, INC.) executed the instrument.


                  (Signature  and  office  of individual taking acknowledgment.)



STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

        On this 30th day of June in the year 2002 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas F. Hunter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as CEO, and that by his/her signature on the instrument, the Person upon behalf of which the individual acted (i.e., HOLDINGS, INC.) executed the instrument.


                  (Signature  and  office  of individual taking acknowledgment.)


STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

        On this 30th day of June in the year 2002 before me, the undersigned, a Notary Public in and for said State, personally appeared Robert G. Grown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as CEO, and that by his/her signature on the instrument, the Person upon behalf of which the individual acted (i.e., SPAR INCENTIVE MARKETING, INC.) executed the instrument.


                  (Signature  and  office  of individual taking acknowledgment.)


SPAR ESOP Revolving Credit Agreement

                                    EXHIBIT A
                                       to

                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT
                                      with
                          SPAR PERFORMANCE GROUP, INC.


                            REVOLVING PROMISSORY NOTE


$2,000,000.00                                                Tarrytown, New York
                                                       Dated as of June 30, 2002

        FOR VALUE RECEIVED, SPAR PERFORMANCE GROUP, INC. (the "Borrower"), promises to pay to the order of SPAR INCENTIVE MARKETING, INC. (the "Lender"), at 580 White Plains Road, Tarrytown, New York 10591, or at such other place as may be designated in writing by the holder of this Note, the principal sum of TWO MILLION DOLLARS ($2,000,000.00), or so much thereof as may be advanced and outstanding, with interest thereon, to be computed on each advance from the date of its disbursement, all as provided in that certain Revolving Credit, Guaranty and Security Agreement among the Borrower, Performance Holdings, Inc., and the Lender dated as of June 30, 2002 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Loan Agreement.

        This Note is the Revolving Credit Note and one of the Notes referred to in the Loan Agreement. Principal and interest shall be due and payable as provided in the Loan Agreement, and all of the terms and provisions of the Loan Agreement, including (without limitation) provision for prepayment and acceleration of maturity, are incorporated herein by reference and made a part hereof. This Note is secured by certain collateral pledged by the Borrower pursuant to the Loan Agreement and the other Loan Instruments.

        Presentment for payment, notice of dishonor, protest, notice of protest and all similar notices are hereby expressly waived by the Borrower. This Note has been made and delivered in the County of Westchester, State of New York, where all advances and repayments shall be made (except as otherwise provided in the Loan Agreement). This Note shall be governed by and construed in accordance with the Applicable Law pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). This Note is a Loan Instrument and shall be governed by and construed in accordance with the applicable terms and provisions of the Loan Agreement. Each and every supplement, modification or amendment to this Note shall be in writing and signed by the Borrower and the Lender, each and every waiver of, or consent to any departure from, any term or provision of this Note shall be in writing and signed by the Lender, and each and every restatement or replacement of this Note shall be in writing, shall be signed by the Borrower and shall require the written consent of the Lender.

                                          SPAR PERFORMANCE GROUP, INC.


                                          By: __________________________________
                                              [Borrower's  Signer's Name],
                                              [Borrower's  Signer's Title]


SPAR ESOP Revolving Credit Agreement

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

        On this _____ day of __________ in the year ____ before me, the undersigned, a Notary Public in and for said State, personally appeared [BORROWER'S SIGNER'S NAME], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as [BORROWER'S SIGNER'S TITLE], and that by his/her signature on the instrument, the Person upon behalf of which the individual acted (i.e., SPAR PERFORMANCE GROUP, INC.) executed the instrument.


                  (Signature  and  office  of individual taking acknowledgment.)


SPAR ESOP Revolving Credit Agreement

                                    EXHIBIT B
                                       to

                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT
                                      with
                          SPAR PERFORMANCE GROUP, INC.

                             [INTENTIONALLY OMITTED]


SPAR ESOP Revolving Credit Agreement

                                    EXHIBIT C
                                       to

                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT
                                      with
                          SPAR PERFORMANCE GROUP, INC.

                        ADDRESSES FOR NOTICE AND SERVICE

I.       Address for Notices and Service to the Loan Parties:

         SPAR PERFORMANCE GROUP, INC.

         ________________________________
         Attention:  ____________________
         Telephone:  (   ) ___-____
         Telecopy:   (   ) ___-____
         E-Mail`:    __________@___

         With a copy of notices from the Lender under Section 7.07 or 8.02 to:

         ________________________________
         Attention:  ____________________
         Telephone:  (   ) ___-____
         Telecopy:   (   ) ___-____
         E-Mail`:    __________@___


II.      Address for notices to the Lender:

         SPAR INCENTIVE MARKETING, INC.

         580 White Plains Road
         Tarrytown, New York 10591
         Attention:  Charles Cimitile, Chief Financial Officer
         Telephone:  (914) 332-4100
         Telecopy:   (914) 332-0741
         E-Mail:     CCimitile@SPARinc.com

         With a copy of any default  notice or other notice  under
         Section 5.01 to:

         Jenkens & Gilchrist Parker Chapin LLP
         The Chrysler Building
         405 Lexington Avenue
         New York, New York  10174
         Attention:  Lawrence David Swift, Esq.
         Telephone:  (212) 704-6147
         Telecopy:   (212) 704-6159/6288
         E-Mail:     LDSwift@Jenkens.com


SPAR ESOP Revolving Credit Agreement

                                    EXHIBIT D
                                       to

                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT
                                      with
                          SPAR PERFORMANCE GROUP, INC.

                           BORROWING BASE CERTIFICATE

                                   RESPECTING
                          SPAR PERFORMANCE GROUP, INC.

                          AS OF [MONTH & DATE], 200___

        Pursuant to the Loan and Security Agreement dated as of June 30, 2002 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"), I, [PRINT NAME] , the [PRINT TITLE] , of SPAR PERFORMANCE GROUP, INC. (the "Borrower"), hereby certify to SPAR INCENTIVE MARKETING, INC. (the "Lender"), as of the date hereof that:

        (a) The following is a true, complete and correct calculation of the Borrowing Base as of the last day of [Month] , 200__ (the "Reporting Date"):



(i) Determination of discounted Eligible Billed Receivables amount at the Reporting Date:

      (A)   Billed Accounts Receivable aging (gross book value) at the Reporting
            Date                                                                     $________

      (B) Minus the sum of the ineligible Accounts Receivable included in (A) at the Reporting Date included in (A), including the following items
            (which are summarized from and qualified by the actual provisions of the Loan Agreement, which shall control), without duplication:

            (1)   more than 90 days past due                                         $________

            (2)   permits payment more than 30 days after invoice date               $________

            (3)   no final invoice has been issued                                   $________

            (4)   incomplete delivery of the product(s) or service(s)                $________

            (5)   conditional or permits returns                                     $________

            (6)   restricts collection rights or assignments                         $________

            (7)   permits payment in any foreign currency                            $________

            (8)   permits payment at any non-USA location                            $________

            (9)   evidenced  by  chattel  paper or any note or other  instrument
                  (unless duly endorsed and delivered to the Lender                  $________

            (10)  rejected,  returned or disputed  products or services,  or the attempted  lowering of the invoiced price,  other than because of  mistake or in  accordance  with the  customary  credit and
                  collection practices of the Borrower                               $________

            (11)  customer's  assertion  of  any  right  or  reduction,  setoff,
                  recoupment, counterclaim or defense                                $________

            (12)  Lender does not have a perfected first priority Lien               $________

            (13)  subject to any other financing statement or Lien                   $________

            (14)  customer and its  affiliates  account for more than 25% of all of the Borrower's  accounts  receivable  then  outstanding and
                  Lender has given notice such concentration poses a credit risk
                                                                                     $________

SPAR ESOP Revolving Credit Agreement


                                      D-1

            (15)  the customer or any affiliate has a history of late  payments,
                  returns, rejections, renegotiations or disputes                    $________

            (16)  the  customer is an  affiliate  of the  Borrower or any Surety     $________

            (17)  the customer is any governmental authority                         $________

            (18)  the customer is located  outside the United  States                $________

            (19)  the customer does not meet the established credit standards of
                  the Borrower or the Lender                                         $________

            (20)  the  customer  has  taken  or  committed  any of  the  actions specified  in Section  8.01(g)  hereof in respect of itself or all or  substantially  all of its assets and properties or has
                  had any of those actions taken against it                          $________

            (21)  the account receivable exceeds any credit limit established by the Lender in its sole discretion for the customer's  accounts
                  receivable with the Borrower                                       $________

            (22)  the  account  receivable  does not  conform at the time to the
                  Borrower's    representations   and   warranties    respecting
                  Collateral  in general or accounts  receivable  in  particular     $________

            (23)  the Lender has determined that the account  receivable  should be excluded,  whether individually,  by customer, by amount or
                  otherwise in a reasonable manner                                   $________

            (24)  Deposits accounts receivable                                       $________

      (C)   Total Ineligible  Accounts  Receivable (the sum of (1) through (23))     $________

      (D)   Eligible Billed Receivables ((A) minus (C))                              $________

      (E)   Discounted  Eligible Billed  Receivables  (0.85 times (D))               $________

(ii) Determination of discounted Eligible Unbilled Receivables amount at the Reporting Date:

      (A)   Unbilled  Accounts  Receivable  aging  (gross  book  value)  at  the
            Reporting Date                                                           $________

      (B) Minus the sum of the ineligible Unbilled Accounts Receivable included in (A) at the Reporting Date included in (A), including the following items (which are summarized from and qualified by the actual provisions of the Loan Agreement, which shall control), without duplication:

            (1)   created more than 60 days to this borrowing  base  certificate
                  date                                                               $________

            (2)   no final invoice has been issued                                   $________

            (3)   incomplete delivery of the product(s) or service(s)                $________

            (4)   conditional or permits returns                                     $________

            (5)   restricts collection rights or assignments                         $________

            (6)   permits payment more than 30 days after invoice date               $________


SPAR ESOP Revolving Credit Agreement


                                       D-2

            (7)   permits payment in any foreign currency                            $________

            (8)   permits payment at any non-USA location                            $________

            (9)   evidenced  by  chattel  paper or any note or other  instrument
                  (unless duly  endorsed and  delivered to the Lender                $________

            (10)  rejected,  returned or disputed  products or services,  or the attempted  lowering of the invoiced price,  other than because of  mistake or in  accordance  with the  customary  credit and
                  collection practices of the Borrower                               $________

            (11)  customer's  assertion  of  any  right  or  reduction,  setoff,
                  recoupment, counterclaim or defense                                $________

            (12)  Lender does not have a perfected first priority Lien               $________

            (13)  subject to any other financing statement or Lien                   $________

            (14)  customer and its  affiliates  account for more than 25% of all of the Borrower's  accounts  receivable  then  outstanding and
                  Lender has given notice such concentration poses a credit risk     $________

            (15)  the customer or any affiliate has a history of late  payments,
                  returns,  rejections,  renegotiations  or  disputes                $________

            (16)  the  customer is an  affiliate  of the  Borrower or any Surety     $________

            (17)  the customer is any governmental authority                         $________

            (18)  the customer is located outside the United States                  $________

            (19)  the customer does not meet the established credit standards of
                  the Borrower or the Lender                                         $________

            (20)  the  customer  has  taken  or  committed  any of  the  actions specified  in Section  8.01(g)  hereof in respect of itself or all or  substantially  all of its assets and properties or has
                  had any of those actions taken against it                          $________

            (21)  the account receivable exceeds any credit limit established by the Lender in its sole discretion for the customer's  accounts
                  receivable with the Borrower                                       $________

            (22)  the  account  receivable  does not  conform at the time to the
                  Borrower's    representations   and   warranties    respecting
                  Collateral  in general or accounts  receivable  in  particular     $________

            (23)  the Lender has determined that the account  receivable  should be excluded,  whether individually,  by customer, by amount or
                  otherwise in a reasonable manner                                   $________

      (C)   Total  Ineligible  Unbilled  Accounts  Receivable  (the  sum  of (1)
            through (21))                                                            $________

      (D)   Eligible Unbilled Receivables ((A) minus (C))                            $________

      (E)   Discounted Eligible Unbilled Receivables (0.60 times (D))                $________


(iii) Applicable Overadvance Amount on the Reporting Date                            $________


SPAR ESOP Revolving Credit Agreement


                                      D-3

(iv)   any and all reserves (whether for doubtful accounts, customer deposits or otherwise)  then  maintained by the Borrower or required by the Lender in
       its  or  their  sole  and  absolute  discretion   (without   duplication)     $________

(v)    Borrowing  Base on the Reporting  Date (sum of items (i)(E),  (ii)(E) and
       (iii), minus (iv))                                                            $________

(vi)   Gross  Availability:  the  lesser of the Line of Credit or the  Borrowing
       Base (item (v))                                                               $________

(vii)  Revolving Credit Loans outstanding on the Reporting Date                      $________

(viii) Letters of credit outstanding on the Reporting Date                           $________

(ix)   Other                                                                         $________

(x)    REMAINING AVAILABILITY (item (vi) minus items (vii), (viii) and (ix), but
       not less than zero)                                                           $________

(xi)   PAYMENT  DUE  (item  (vii)  minus  item  (vi),  but not less  than  zero)     $________


          (b) Each of the representations, warranties, acknowledgements and certifications of each of the Loan Parties and each Surety set forth in the Loan Agreement and other Loan Instruments are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof.

          (c) No Default or Event of Default has occurred and is continuing, excluding, however, those events subject to an express written waiver or consent from the Lender, if any.

          (d) No event or events have occurred that individually or in the aggregate could have, or since the date of the Agreement has had, a Material Adverse Effect.

          (e) The information set forth in the Secretary's or Officer's Certificate most recently delivered to the Lender respecting (among other things) the authorizing resolutions, organizational and governing documents and the incumbency of the officers of each of the Loan Parties and each Surety is true and complete as if those certificates had been delivered on and as of the date hereof.

          (f) There are no actions, suits or proceedings pending or, to the best knowledge of the undersigned, threatened or contemplated by any Person for the liquidation or dissolution of any Loan Party or Surety or otherwise threatening their respective existences or challenging or calling into question the power or authority of any Loan Party or Surety to execute or deliver any Loan Instrument to which it is or will be a party or to perform any of its obligations thereunder.

          (g) The Obligations of the Borrower under the Loan Agreement, Notes and other Loan Instruments and the obligations of each other Loan Party and Surety under its Loan Instruments (i) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination against the Lender or any other Person and (ii) remain and are currently in full force and effect, enforceable against them in accordance with their respective terms and provisions.

          Capitalized terms and non-capitalized words and phrases used and not otherwise defined in this Certificate shall have the meanings respectively assigned to them in the Loan Agreement, except that certain terms refer to the applicable captions or headings of the financial statements and reports of Holdings and its subsidiaries. This Certificate may be relied upon by the successors, assigns and participants of the Lender and by counsel to the Lender in giving any opinion or advice requested of such counsel.


SPAR ESOP Revolving Credit Agreement

                                               ---------------------------------
                                                           (SIGNATURE)

                                               DATE SIGNED:  _________ __, 200__


SPAR ESOP Revolving Credit Agreement

                                   EXHIBIT E
                                       to
                REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT
                                      with
                          SPAR PERFORMANCE GROUP, INC.

                   FINANCIAL COVENANTS COMPLIANCE CERTIFICATE
                                   RESPECTING
                          SPAR PERFORMANCE GROUP, INC.

                                              [MONTH AND DATE], 200_

          Pursuant to the Revolving Credit Loan, Guaranty and Security Agreement dated as of June 30, 2002 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Loan Agreement"), I, [PRINT NAME] , the [PRINT TITLE] of SPAR PERFORMANCE GROUP, INC. (the "Loan Party"), hereby certify to SPAR INCENTIVE MARKETING, INC. (the "Lender"), as of the date hereof that:

          (a) The Adjusted Net Worth of Holdings and its subsidiaries as at __________ __, 200__ (the "Reporting Date"), was not less than the minimum required for such date ($_______) by Section 6.01(b) of the Loan Agreement, with compliance calculated as follows:



(i)    Aggregate  amount of all  assets and  properties  on the  Reporting  Date     $________

(ii)   Minus the Adjusted Liabilities of the Loan Parties and their Subsidiaries
       as at the Reporting Date:                                                    [$________]

             (The Adjusted Debt of the Loan Parties and their Subsidiaries as at the Reporting Date included in the above was $________)

(iii)  Adjusted Net Worth (actual) as at the Reporting Date                          $________

          (b) The Adjusted EBITDA of Holdings and its subsidiaries for the Computation Period ending on the Reporting Date was not less than the minimum required for such date (_________:1.00) by Section 6.01(c) of the Loan
Agreement, with compliance calculated as follows:

(i)    Net Income (or Loss) of  Holdings  and its  subsidiaries  for such period     $________

(ii) Plus the sum of the following adjustments to the extent included in determining such income:

       (A)      Consolidated extraordinary or unusual loss(es)                       $_________

       (B)      Consolidated interest expense                                        $_________

       (C)      Total federal, state, local and foreign income and
                franchise taxes accrued during such period                           $_________

       (D)      Consolidated Depreciation                                            $_________

       (E)      Consolidated Amortization                                            $_________

(iii)  Total  Additions to Income:  (the sum of items (ii)(A)  through  (ii)(E))     $_________

(iv)   Minus:  Extraordinary  or unusual  gain(s)  included in determining  such
       income                                                                       [$_________]

(v)    Adjusted EBITDA (item (i) plus item (iii) minus item (iv))                    $_________

          (c) The Adjusted Debt Service Ratio of Holdings and its subsidiaries for the Computation Period ending on the Reporting Date was not less than the minimum required for such date ( :1.00) by Section 6.01(d) of the Loan
Agreement, with compliance calculated as follows:


SPAR ESOP Revolving Credit Agreement

                                      E-1


(i)    Adjusted EBITDA for such period (from (b)(iv) above):                         $_________

(ii) Adjusted Debt Service for such period, consisting of the sum of the following:

       (A)  Interest expense (from (b)(ii)(B) above):                                $_________

       (B)  Principal payments on Indebtedness for such period:                      $_________

       (C)  Consolidated  capitalized  lease  payments  for such  period (to the
            extent not already included in (A) or (B))                               $_________

       (D)  All other payments with respect to Incebtedness  during such period, including (without limitation) all commissions,  discounts and other fees and charges owed with respect to any and all commitments, lines of credit,  banker's  acceptances,  letters of credit,  and interest rate  protection,  foreign currency  exchange,  or other interest or exchange  rate swap or hedging  agreements or  arrangements  (to the
            extent not already included in (A), (B) or (C))                          $_________

(iii)     Total  Adjusted  Debt  Service  (the sum of  (ii)(A)  through  (ii)(D)     $_________

(iv)      Adjusted Lease Service for such period                                     $_________

(v)      Adjusted Debt Lease Service for such period (the sum of (iii) and (iv))     $_________

(vi)      Adjusted Debt Service Ratio (the ratio of (i) to (v))                      _____:1.00

            (d)  The  Adjusted   Debt  to  EBITDA  Ratio  of  Holdings  and  its
subsidiaries  for the  Computation  Period ending on the Reporting  Date was not less than the minimum required for such date  (_______:1.00)  by Section 6.01(e)
of the Loan Agreement, with compliance calculated as follows:

(i)       Adjusted Debt at the end of such period for such period (from (a)(iii)
          above):                                                                    $_________

(ii)      Adjusted EBITDA for such period (from (b)(v) above):                       $_________

(iii)     Adjusted Debt to EBITDA Ratio (the ratio of (i) to (ii))                   _____:1.00

            (e) The Adjusted Capital Expenditures of Holdings and its subsidiaries for the fiscal quarter ended on such Reporting Date was $_______, which did not exceed the maximum permitted for such quarter ($ ) by Section 6.01(f) of the Loan Agreement.

            (f) The Adjusted Lease Service of Holdings and its subsidiaries for the fiscal quarter ended on such Reporting Date was $_______ ____, which did not exceed the maximum permitted for such quarter ($ ) by Section 6.01(g) of the Loan Agreement.

            (g) The consolidated Selling, General and Administrative Expenses of Holdings and its subsidiaries (inclusive of sales commission but excluding tax deductible pension payments to the ESOP Trust) for the fiscal quarter ended on such Reporting Date was ______% of their total consolidated revenue for such quarter, which did not exceed the maximum permitted for such quarter ( %) by
Section 6.01(a) of the Loan Agreement.

            (h) Holdings and its subsidiaries incurred consolidated purchase money Indebtedness in the purchase of Equipment and capitalized leases constituting Indebtedness that aggregated $ during the _______ month period ended on the Reporting Date, which did not exceed the maximum permitted for such period ($________) by Section 6.02(a)(iii) of the Loan Agreement.

            (i) Each of the representations, warranties, acknowledgements and certifications of each of the Loan Parties and each Surety set forth in the Loan Agreement and other Loan Instruments are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof.


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                                      E-2

            (j) No Default or Event of Default has occurred and is continuing, excluding, however, those events subject to an express written waiver or consent from the Lender, if any.

            (k) No event or events have occurred that individually or in the aggregate could have, or since the date of the Agreement has had, a Material Adverse Effect.

            (l) The information set forth in the Secretary's or Officer's Certificate most recently delivered to the Lender respecting (among other things) the authorizing resolutions, organizational and governing documents and the incumbency of the officers of each of the Loan Parties and each Surety is true and complete as if those certificates had been delivered on and as of the date hereof.

            (m) There are no actions, suits or proceedings pending or, to the best knowledge of the undersigned, threatened or contemplated by any Person for the liquidation or dissolution of any Loan Party or Surety or otherwise threatening their respective existences or challenging or calling into question the power or authority of any Loan Party or Surety to execute or deliver any Loan Instrument to which it is or will be a party or to perform any of its obligations thereunder.

            (n) The Obligations of Holdings under the Loan Agreement, Notes and other Loan Instruments and the obligations of each other Loan Party and Surety under its Loan Instruments (i) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination against the Lender or any other Person and (ii) remain and are currently in full force and effect, enforceable against them in accordance with their respective terms and provisions.

            Capitalized terms and non-capitalized words and phrases used and not otherwise defined in this Certificate shall have the meanings respectively assigned to them in the Loan Agreement, except that certain terms refer to the applicable captions or headings of the financial statements and reports of Holdings and its subsidiaries. This Certificate may be relied upon by the successors, assigns and participants of the Lender and by counsel to the Lender in giving any opinion or advice requested of such counsel.


                                            ------------------------------------
                                                       (SIGNATURE)

                                            DATE SIGNED:  ____________ __, 200__


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                                      E-3

SPAR ESOP Revolving Credit Agreement

                                      F-1